                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO. _________)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]    Preliminary Proxy Statement          [ ]    Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  KEVCO, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X]      No fee required.
        [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                 and 0-11.
        (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
        (2)      Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

-------------------------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
         (5)      Total fee paid:

-------------------------------------------------------------------------------
         [ ]      Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------
         [ ]      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

-------------------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------
         (3)      Filing Party:

-------------------------------------------------------------------------------
         (4)      Date Filed:

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
                                  KEVCO, INC.
                     1300 SOUTH UNIVERSITY DRIVE, SUITE 200
                          FORT WORTH, TEXAS 76107-5734

                                 _______, 1999

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Kevco, Inc. to be held at 10:00 a.m., local time, on November 22, 1999, at the Marriott Courtyard, 3150 Riverfront Drive, Fort Worth, Texas 76107.

The matters expected to be acted upon at the meeting are described in the accompanying notice of annual meeting of shareholders and proxy statement. The board believes that a favorable vote on each of these matters is in your best interests and unanimously recommends a vote "FOR" each such matter.

Your vote is important, whether or not you plan to attend the meeting. Accordingly, please take a moment now to complete, sign, date and return your proxy in the enclosed envelope.

I look forward to seeing you at the meeting.

Very truly yours,



FREDERICK B. HEGI, JR.
President, Chief Executive Officer
and Chairman of the Board

                                  KEVCO, INC.
                     1300 SOUTH UNIVERSITY DRIVE, SUITE 200
                          FORT WORTH, TEXAS 76107-5734

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 22, 1999

The annual meeting of shareholders of Kevco, Inc. will be held at 10:00 a.m., local time, on November 22, 1999, at the Marriott Courtyard, 3150 Riverfront Drive, Fort Worth, Texas 76107. The items of business are:

         PROPOSAL 1:  Election of directors;

         PROPOSAL 2:  Adoption of an amendment to the articles of incorporation authorizing:

                      o an increase in the total number of authorized shares of capital stock from 100,000,000 to 150,000,000; and

                      o an undesignated class of preferred stock, par value $0.01 per share, two series of preferred stock, and a class of noncommon stock, par value $0.01 per share;

         PROPOSAL 3:  Adoption of the 1999 stock option plan; and

         PROPOSAL 4:  Transaction of such other business as may properly come before the meeting.

Only shareholders of record at the close of business on October 29, 1999 are entitled to notice of and to vote at the meeting and any adjournment thereof. A list of shareholders entitled to vote at the meeting will be available for inspection by any shareholder, for any purpose relevant to the meeting, during the meeting and during normal business hours for 10 days prior to the meeting at our principal office. The terms "we," "our" and "company," when used throughout this notice and the accompanying proxy statement, refer to Kevco, Inc.

The board believes that a favorable vote on each of these matters is in your best interests and unanimously recommends a vote "FOR" each matter. Your vote is very important regardless of the number of shares you own.

WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.





JAMES A. JOHNSON
Executive Vice President and Secretary

                               TABLE OF CONTENTS


                                                                                                               PAGE
GENERAL INFORMATION..............................................................................................1
         Location................................................................................................1
         Record Date; Stock Entitled to Vote.....................................................................1
         Quorum; Abstentions.....................................................................................1
         Voting; Required Votes..................................................................................1
         Voting by Proxy; Revocation of Proxies..................................................................1
         Other Business..........................................................................................2
         Solicitation of Proxies.................................................................................2
         No Dissenters' or Appraisal Rights......................................................................2

PROPOSAL NO. 1- ELECTION OF DIRECTORS............................................................................3
         Meetings and Committees of the Board of Directors.......................................................5
         Compensation of Directors...............................................................................5
         Security Ownership of Certain Beneficial Owners.........................................................6

EXECUTIVE OFFICERS...............................................................................................8
         Security Ownership of Management........................................................................8
         Report of the Compensation Committee on Executive Compensation.........................................10
         Compensation Committee Interlocks and Insider Participation............................................11
         Summary Compensation Table.............................................................................11
         Year-End Option Values.................................................................................12
         Employment Agreements..................................................................................13
         Certain Relationships and Related Transactions.........................................................13
         Stock Performance Chart................................................................................13
         Section 16(a) Beneficial Ownership Reporting Compliance................................................14

PROPOSAL NO. 2 - CHARTER AMENDMENT..............................................................................15
         Introduction...........................................................................................15
         Reasons for the Charter Amendment......................................................................15
         Effect of the Charter Amendment........................................................................17
         Description of the Preferred Stock.....................................................................18
         Description of the Nonvoting Common Stock..............................................................21
         Interests of Certain Persons in the Matter to be Acted Upon............................................22
         Recommendation of Board of Directors...................................................................22

PROPOSAL NO. 3 - 1999 STOCK OPTION PLAN.........................................................................23
         Summary of the Plan....................................................................................23
         Certain Federal Income Tax Consequences................................................................25
         Recommendation of the Board of Directors...............................................................27

SHAREHOLDER PROPOSALS...........................................................................................28

INDEPENDENT PUBLIC ACCOUNTANTS..................................................................................28

ADDITIONAL INFORMATION..........................................................................................28

ANNUAL REPORT...................................................................................................28

EXHIBIT A -- CHARTER AMENDMENT

EXHIBIT B -- 1999 STOCK OPTION PLAN

                                  KEVCO, INC.

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 22, 1999
                             ---------------------


                              GENERAL INFORMATION

LOCATION

We will hold the 1999 annual meeting of shareholders at 10:00 a.m., local time, on November 22, 1999, at the Marriott Courtyard, 3150 Riverfront Drive, Fort Worth, Texas 76107. This proxy statement and the accompanying form of proxy are being mailed beginning on or about November 2, 1999, to shareholders entitled to vote. The Kevco 1998 Annual Report, which includes financial statements, is being mailed with this proxy statement. Kindly notify James A. Johnson, our Executive Vice President and Secretary, at the same address if you did not receive a report, and a copy will be sent to you.

RECORD DATE; STOCK ENTITLED TO VOTE

The record date for determining the shareholders entitled to notice of and to vote at the meeting is the close of business on October 29, 1999. On the record date, there were approximately ____________ shares of our common stock, par value $0.01 per share, issued and outstanding. Common stock is currently our only class of outstanding voting securities.

QUORUM; ABSTENTIONS

The presence, in person or by proxy, at the meeting of holders of at least a majority of the issued and outstanding shares of common stock is necessary to constitute a quorum for the transaction of business. Each share represented at the meeting in person or by proxy will be counted toward a quorum. Abstentions and broker "non-votes" will be counted as present for the purposes of determining whether a quorum is present but will not be counted as votes cast in favor of the proposals. A broker "non-vote" occurs when a nominee holding common shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

VOTING; REQUIRED VOTES

A holder of common stock on the record date will be entitled to cast one vote for each share of common stock registered in his or her name on each matter that is properly presented to the shareholders for a vote at the meeting. In order to be elected a director, a nominee must receive a plurality of the votes of the holders of common stock entitled to vote at the meeting. "Plurality" means that the nominees who receive the largest number of votes cast are elected as directors. The affirmative vote of the holders of at least a majority of the shares entitled to vote at the meeting is required to approve and adopt the amendment and the plan.

VOTING BY PROXY; REVOCATION OF PROXIES

Shares of common stock that are entitled to vote and are represented by a proxy properly signed and received at or prior to the meeting, unless subsequently properly revoked, will be voted in accordance with the instructions indicated on such proxy. If a proxy is signed and returned without indicating any voting instructions, the shares of common stock represented by such proxy will be voted "FOR" each nominee and "FOR" the amendment and the plan.

Any proxy given pursuant to this solicitation may be revoked by the person giving such proxy at any time before the shares represented by such proxy are voted at the meeting by:

     o    attending, and voting in person at, the meeting,

     o    giving notice of revocation of the proxy at the meeting, or

     o delivering to our secretary a written notice of revocation or a duly executed proxy relating to the same shares bearing a date later than the proxy previously executed.

All written notices of revocation and other communications concerning revocation of proxies should be addressed as follows: Kevco, Inc., 1300 South University Drive, Suite 200, Fort Worth, Texas 76107-5734, Attention: James A. Johnson, Executive Vice President and Secretary, and must be received before the taking of votes at the meeting.

OTHER BUSINESS

The board is not currently aware of any other business to be acted upon at the meeting. If, however, other matters are properly brought before the meeting, the persons appointed as proxies may vote or act thereon in accordance with their best judgment, unless authority to do so is withheld in the proxy.

SOLICITATION OF PROXIES

We will bear all proxy solicitation costs. In addition to solicitation by mail, we may solicit proxies by telephone, facsimile transmission, personally or otherwise through our officers and directors and a small number of our regular employees, none of whom will be specially compensated. We may also make arrangements with brokerage houses, banks, and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of common stock held of record by such persons, and we may reimburse them for their related out-of-pocket expenses.

NO DISSENTERS' OR APPRAISAL RIGHTS

You will not be entitled to any right of appraisal or similar rights of dissenters with respect to any of the proposals.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The board is divided into three classes and consists of six directors with each class consisting of two directors, with the term of one class expiring each year and with the directors of each class, upon election, holding a three-year term. Each director serves until the annual meeting of shareholders in the year in which his term expires or until his successor is elected and qualified.

On July 14, 1999, we entered into a securities purchase agreement with Wingate Partners II, L.P. (Wingate). Under the terms of this agreement, both Wingate and Jerry E. Kimmel, our former CEO, are each entitled to designate two members to our board. The agreement also requires Wingate to use its commercially reasonable efforts to ensure the appointment and election of at least two independent directors to our board for a period of five years from closing.

Following the closing of the transaction on July 26, 1999, the following designees were appointed or, in the case of Mr. Kimmel's designees, retained as directors:

                  Wingate's designees:           Frederick B. Hegi, Jr.
                                                 James A. Johnson

                  Mr. Kimmel's designees:        Jerry E. Kimmel
                                                 Richard Nevins

                  Independent directors:         William L. Estes
                                                 Peter B. McKee

Messrs. Estes and McKee, are in the class whose term of office expires in 1999. The board has nominated Messrs. Estes and McKee for reelection as directors at the meeting, to serve for a three-year term expiring at our annual meeting of shareholders in 2002 or until their successors are elected and qualified.

Each nominee has indicated his willingness to serve on the board if elected; however, in case either nominee shall become unavailable for election to the board for any reason, you can vote your proxy for a substitute nominee or nominees. Proxies cannot be voted for more than two nominees. The following sets forth information, as of the date of this proxy statement, as to the nominees and each director whose term of office will continue after the meeting, including their ages, present principal occupations, other business experience during the last five years, membership on committees of the board and directorships in other publicly-held companies.


                                                                                                  YEAR TERM
                                                                                                 AS DIRECTOR
               NAME                       AGE                      POSITION                        EXPIRES
               ----                       ---                      --------                      -----------
Nominees for a three-year term
    ending in 2002:

    William L. Estes                      52         Director                                       1999

    Peter B. McKee                        61         Director                                       1999

Continuing Directors:

    Frederick B. Hegi, Jr.                55         President, Chief Executive Officer             2000
                                                     and Chairman of the Board

    Jerry E. Kimmel                       62         Vice Chairman of the Board                     2000

    James A. Johnson                      45         Executive Vice President, Secretary            2001
                                                     and Director

    Richard Nevins                        52         Director                                       2001

Frederick B. Hegi, Jr. has served as Chairman of the Board since July 26, 1999. Mr. Hegi also currently serves as Chairman of the executive committee. He is a general partner of various Wingate entities, including the indirect general partner of Wingate Partners II, L.P. Mr. Hegi also is the Chairman of United Stationers, Inc., a wholesale distributor of paper products and office supplies; Chairman of Loomis, Fargo & Co., an armored car service company; Chairman of Tahoka First Bancorp, Inc., a bank holding company; Chairman of Cedar Creek Bancshares, Inc., a bank holding company; a director of Pro Parts Xpress, Inc., a wholesale distributor of automotive parts; a director of Lone Star Technologies, Inc., a manufacturer of tubular products; and a director of Texas Capital Bancshares, Inc., a bank holding company. Mr. Hegi received his B.B.A. from Southern Methodist University, his M.B.A. from Harvard Business School and his Ph.D. from the University of Texas.

James A. Johnson has served as a director since July 26, 1999. Mr. Johnson also currently serves on both the compensation committee and the executive committee. He is a general partner of various Wingate entities, including the indirect general partner of Wingate Partners II, L.P. Mr. Johnson joined Wingate Partners, L.P. in 1990. Mr. Johnson currently serves as a director or Pro Parts Xpress and of United Stationers. Mr. Johnson received his B.S. in industrial engineering from Stanford University and his M.B.A. from the Stanford Graduate School of Business.

Jerry E. Kimmel is our founder and has spent his entire career in this industry. Mr. Kimmel has served as Vice Chairman of the Board since July 1999 and has served as a director since 1993. Mr. Kimmel also currently serves on the executive committee. From 1978 to July 1999, Mr. Kimmel served as President of Kevco. Mr. Kimmel also served as Chairman of the Board and Chief Executive Officer of the company from 1993 until July 1999. In 1992, Mr. Kimmel was inducted into the MH/RV Hall of Fame. Mr. Kimmel served as the Chairman of the Board of Governors of the Manufactured Housing Institute (MHI), a leading manufactured housing trade group, in 1983 and 1984, and has served in various other MHI board capacities.

William L. Estes has served as a director of the company since September 21, 1999. Mr. Estes is currently a member of the audit committee and Chairman of the compensation committee. Mr. Estes is also currently President and Chief Executive Officer of Consolidated Container Holdings (CCC), a $700 million manufacturer and marketer of rigid plastic containers to the dairy, beverage, food, household chemical, automotive and industrial chemical sectors. Prior to joining CCC, Mr. Estes served as President and Chief Executive Officer of Suiza Packaging, a predecessor company to CCC. From November 1996 to February 1998, Mr. Estes served as President and Chief Operating Officer of McKesson Corporation's McKesson-Carrollton operations. From January 1994 to November 1996, Mr. Estes served in various capacities with FoxMeyer Corporation, a pharmaceutical distributor, most recently as President and Chief Operating Officer. FoxMeyer filed for protection under Chapter 11 of the U.S. Bankruptcy Code on August 27, 1996. Earlier Mr. Estes spent eight years with Pepsico, primarily in key operating positions within its Frito Lay subsidiary. Mr. Estes received his B.A. in mechanical engineering from the University of Illinois and his M.B.A. from the Wharton School of Business.

Peter B. McKee has served as a director of the company since September 21, 1999. Mr. McKee is currently a member of the compensation committee and Chairman of the audit committee. From May 1996 to June 1999, Mr. McKee served as the Senior Vice President and Chief Financial Officer of Allegiance Corporation, a $4.5 billion health care products supplier. From January 1994 to May 1996, Mr. McKee served as the Senior Vice President and Chief Financial Officer of FoxMeyer Corporation and was previously Chief Financial Officer of Swift Independent, a $4 billion meat processing and distribution company. FoxMeyer filed for protection under Chapter 11 of the U.S. Bankruptcy Code on August 27, 1996.
Mr. McKee currently serves as a director of CurranCare, a healthcare consulting company. Mr. McKee received his B.S. in business administration from Northwestern University. Mr. McKee also attended the New York University Graduate School of Business.

Richard Nevins has served as a director of the company since November 1996. Mr. Nevins also currently serves on both the audit committee and the compensation committee. Since July 1998, Mr. Nevins has served as Managing Director of Jefferies & Company, Inc., an investment banking firm. From 1992 to July 1998, Mr. Nevins served as President of Richard Nevins & Associates, a financial advisory firm. Mr. Nevins served as a director of Fruehauf Trailer Corporation from 1995 until October 1996. On October 7, 1996, Fruehauf filed for relief under Chapter 11. During 1996, Mr. Nevins served as acting Chief Operating Officer and Chief Restructuring Officer for Sun World International, a California agricultural firm. From 1995 to 1996, Mr. Nevins served as a director of Ampex Corporation and from 1993 to 1995 he served as a director of The Actava Group (now Metromedia International Group). Mr. Nevins received his B.A. in Economics from the University of California, Riverside and his M.B.A. from Stanford Graduate School of Business.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS


                                                              Audit            Compensation         Executive
              Name                       Board              Committee            Committee          Committee
              ----                       -----              ---------          ------------         ---------
Frederick B. Hegi, Jr.                     X*                                                           X*
James A. Johnson                           X                                         X                  X
Jerry E. Kimmel                            X                                                            X
William L. Estes                           X                    X                    X*
Peter B. McKee                             X                    X*                   X
Richard Nevins                             X                    X                    X

-----------------------
*Chairman

Our business is managed under the direction of the board. The board meets on a regularly scheduled basis to review significant developments affecting us and to act on matters requiring its approval. It also holds special meetings when an important matter requires action by the board between scheduled meetings. During 1998, the board met eight times and acted by unanimous written consent seven times. During 1998, each member of the board participated in all board and applicable meetings held during the period for which he was a director.

The board has three standing committees: the audit committee, the compensation committee and the executive committee. The functions of these committees, their current members, and the number of meetings held during fiscal 1998 are described below.

Audit Committee. The audit committee was established to review the professional services and independence of our independent auditors and our accounts, procedures and internal controls. The audit committee recommends to the board the appointment of the firm selected to be our independent public accountants and monitors the performance of such firm; reviews and approves the scope of the annual audit; reviews and evaluates with the independent public accountants our annual audit and annual consolidated financial statements; reviews with management the status of internal accounting controls; evaluates problem areas having a potential financial impact on us that may be brought to its attention by management, the independent public accountants or the board; and evaluates all our public financial reporting documents. The audit committee met three times in 1998.

Compensation Committee. The function of the compensation committee is to set the annual salaries, bonuses, option awards, and the overall compensation program for our officers and key employees. The compensation committee met once and acted by unanimous written consent once in 1998.

Executive Committee. The executive committee meets as necessary when the board is not in session to exercise general control and supervision in all matters pertaining to the interests of the company, subject at all times to the direction of the board. The executive committee also serves as the nominating committee for the purpose of identifying, evaluating and recommending potential candidates for election to the board. The executive committee was formed on October 1, 1999 and has not yet convened a meeting.

COMPENSATION OF DIRECTORS

During fiscal 1998, directors who were employees of the company did not receive additional compensation for serving as directors. Each director who was not an employee of the company received a fee of $1,000 for attendance at each board meeting and $500 for attendance at each board committee meeting (unless held on the same day as a board meeting). All directors were reimbursed for out-of-pocket expenses incurred in attending meetings of the board or committees thereof, and for other out-of-pocket expenses incurred in their capacity as directors. In addition to these amounts, beginning fiscal 1999 each director (excluding Messrs. Hegi and Johnson and Kimmel, who is compensated under the terms of his consulting agreement described below under the caption "Employment Agreements") will receive $20,000 annually for service on the board, prorated for length of service.

On July 26, 1999, we entered into a four-year consulting agreement with Jerry
E. Kimmel providing for the payment of $210,000 annually for general consulting services. As of the same date we entered into monitoring and oversight and financial advisory agreements with Wingate Management Limited, L.L.C. (Wingate LLC), an affiliate of Wingate. Under the monitoring and oversight agreement, we are required to pay Wingate LLC $41,667.00 per month for the first 24 months and thereafter an annual fee of $200,000 plus 2.4% of our pre-tax income for the provision of certain management services to the company. The financial advisory agreement requires us to pay Wingate LLC a cash fee ranging from 1% to 1.5% of the value of any "extraordinary transaction" we enter into. As defined by the financial advisory agreement, "extraordinary transactions" include any proposals for a tender offer, acquisition, sale, merger, exchange offer, recapitalization, restructuring or other similar transaction involving the company. Messrs. Hegi and Johnson are principals of Wingate LLC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the common stock by each person known by us to be the beneficial owner of more than five percent of the common stock as of the date of this proxy statement, calculated in accordance with rule 13d-3 under the Securities Exchange Act of 1933, as amended. Unless otherwise indicated, all persons listed in the table below have sole voting and investment power in respect of all shares shown as beneficially owned by them. However, as indicated by the notes following the table, certain shares are deemed to be beneficially owned by more than one person or entity as a result of the attribution of ownership among affiliated persons and entities. This table does not include shares of common stock that may be purchased pursuant to options not exercisable within 60 days of the date of this proxy statement.


            NAME AND ADDRESS                               AMOUNT AND NATURE
           OF BENEFICIAL OWNER                          OF BENEFICIAL OWNERSHIP            PERCENT OF CLASS
           -------------------                          -----------------------            ----------------
The Kevco Partners Investment Trust (KPI Trust)              5,790,909(1)                        45.8%
   c/o First Union Trust Company, N.A.
   One Rodney Square, Suite 102
   920 King Street
   Wilmington, Delaware  19801
   Attention:  Edward L. Truitt, Jr.

Frederick B. Hegi, Jr.                                       5,790,909(2)                        45.8%
   750 North St. Paul Street, Suite 1200
   Dallas, Texas  75201

Jerry E. Kimmel                                              3,744,760(3)                        39.2%
   1300 South University Drive, Suite 200
   Fort Worth, Texas  76107

Brinson Partners, Inc.                                         557,000(4)                         5.8%
   209 South LaSalle
   Chicago, Illinois  60604-1295

Wellington Management Company, L.L.P.                          473,000(5)                         5.0%
   75 State Street
   Boston, Massachusetts  02109

---------------------

       (1) Consists of 2,700,000 shares of common stock and 3,090,909 shares of common stock issuable upon exchange of the Tranche A note. Further discussion regarding the Tranche A note can be found below under the caption "Proposal No. 2 - Charter Amendment - Reasons for the Charter Amendment." Based on a statement on
              Schedule 13D filed with the Securities and Exchange Commission
              (SEC) on August 4, 1999, the KPI Trust has shared voting power and investment power in respect of all shares of common stock listed.

       (2) Consists of 2,700,000 shares of common stock owned beneficially and of record by the KPI Trust and 3,090,909 shares of common stock issuable upon exchange of the Tranche A note. The KPI Trust is the beneficial and record owner of the Tranche A note. Based on a statement on
              Schedule 13D filed with the SEC on August 4, 1999, Mr. Hegi has shared voting power and investment power in respect of all shares of common stock listed. Mr. Hegi is the sole manager of the KPI Trust. Accordingly, Mr. Hegi may be deemed to own beneficially all of the shares of common stock owned beneficially and of record by the KPI Trust. Mr. Hegi has stated in certain filings with the SEC that he disclaims beneficial ownership of the shares listed.

       (3) Excludes 626,386 shares of outstanding common stock and 15,299 shares of common stock issuable upon exercise of options beneficially owned by Mr. Kimmel's adult children and his brother. Mr. Kimmel disclaims beneficial ownership of such shares.

       (4) Based on a Schedule 13G filed with the SEC on February 16, 1999, Brinson Partners, Inc. (BPI), the wholly-owned, indirect subsidiary of UBS AG, has shared power to dispose or direct the disposition of and to vote or direct the vote of 557,000 shares of common stock. BPI is an Investment Advisor registered under
              Section 203 of the Investment Advisers Act of 1940. UBS AG is classified as a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934. UBS AG reported indirect beneficial ownership of the same holdings by reason of its ownership of BPI and UBS (USA), Inc., the parent holding company of BPI. UBS AG's address is Bahnhofstrasse 45, 8021 Zurich, Switzerland.

       (5) Based on a statement on Schedule 13G filed with the SEC on February 10, 1999, Wellington Management Company, L.L.P. (WMC) has shared power to dispose or direct the disposition of 473,000 shares of common stock and shared power to vote or to direct the vote of 263,000 shares. As part of such Schedule 13G, WMC disclosed that its relevant subsidiary under Rule 13d-1(b)(1)(ii)(G) is Wellington Trust Company, N.A., a wholly-owned subsidiary of WMC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, which has the same business address as WMC.

                               EXECUTIVE OFFICERS

Our executive officers serve at the discretion of the board and are chosen annually by the board. Set forth below are the names, ages and positions of our executive officers.


                 NAME                                     AGE                                 POSITION
                 ----                                     ---                                 --------
Frederick B. Hegi, Jr.                                    55                    President, Chief Executive Officer
                                                                                and Chairman of the Board

James A. Johnson                                          45                    Executive Vice President, Secretary
                                                                                and Director

Clyde A. Reed, Jr.                                        64                    Executive Vice President

Dan Russell Hardin                                        41                    President - Distribution Group

C. Lee Denham                                             51                    President - Sunbelt Wood Components
                                                                                Group

Robert W. Tennyson                                        52                    President - Manufactured Products
                                                                                Group


Information concerning the business experience of Messrs. Hegi and Johnson is provided under "Proposal No. 1 - Election of Directors" above.

Clyde A. Reed, Jr. has served as Executive Vice President of the company since 1986. From 1991 to July 1999, Mr. Reed served as the Chief Operating Officer of the company. Mr. Reed also served as a director of the company from 1996 until his resignation in January 1999.

Dan Russell Hardin has served as the President of the company's Distribution Group since July 1999. From 1998 to July 1999, Mr. Hardin served as Executive Vice President of the company. Mr. Hardin also served as the company's Vice President of Sales from 1995 to 1998. Prior to joining the company, Mr. Hardin served as the National Sales Manager of Service Supply Systems, a distribution company which we acquired in 1995. Mr. Hardin received his B.B.A. in business from the University of Georgia.

C. Lee Denham currently serves as President of the Sunbelt Wood Components Group of the company. Mr. Denham founded Sunbelt Wood Components, Inc., a fabricated structural products company which we acquired in 1996. Mr. Denham received his B.B.A. in marketing from the University of Georgia.

Robert W. Tennyson has served as the President of the Manufactured Products Group of the company since July 1999. From January 1998 to July 1999, Mr. Tennyson served as the Executive Vice President - Manufacturing of the company. Prior to joining the company, Mr. Tennyson served as President of Plastic Solutions, a custom injection molding company which he founded in 1991. We acquired Plastic Solutions through our merger with Shelter Components Corporation in 1997. Mr. Tennyson received his B.S. in accounting and economics from Indiana University.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the common stock as of the date of this proxy statement by: (1) each director; (2) our chief executive officer and the other four most highly compensated executive officers who were officers as of the date of this proxy statement; and (3) all directors and executive officers as a group. Unless otherwise indicated, all persons listed in the table below have sole voting and investment power in respect of all shares shown as beneficially owned by them. The inclusion of any shares for any shareholder in the table below is not an admission that such shareholder is, for any purpose, the beneficial owner of such shares. This table does not include shares of common stock that may be purchased pursuant to options not exercisable within 60 days of the date of this proxy statement. An asterisk denotes beneficial ownership of less than one percent of the shares of common stock deemed outstanding.


                                                        AMOUNT AND NATURE
       NAME OF BENEFICIAL OWNER                      OF BENEFICIAL OWNERSHIP                PERCENT OF CLASS
       ------------------------                      -----------------------                ----------------
Frederick B. Hegi, Jr.                                      5,790,909(1)                          45.8%

Jerry E. Kimmel                                             3,744,760(2)                          29.6%

James A. Johnson                                                    0                               *

Richard Nevins                                                  7,405(3)                            *

William L. Estes                                                    0                               *

Peter B. McKee                                                      0                               *

Clyde A. Reed, Jr.                                             30,015(4)                            *

Dan Russell Hardin                                             14,400(5)                            *

C. Lee Denham                                                   9,400(5)                            *

Robert Tennyson                                                   100                               *

All directors and executive officers as a                   9,596,989(6)                          76.0%
group (10 persons)

       ---------------------

       (1)    See Note 1 under "--Security Ownership of Certain Beneficial
              Owners."

       (2)    See Note 3 under "--Security Ownership of Certain Beneficial
              Owners."

       (3) Includes 2,500 shares of common stock subject to presently exercisable options.

       (4) Includes 18,847 shares of common stock subject to presently exercisable options.

       (5) Includes 9,400 shares of common stock subject to presently exercisable options.

       (6) Includes 3,090,909 shares of common stock issuable upon exchange of the Tranche A note and 40,146 shares of common stock subject to presently exercisable options.

REPORT OF THE COMPENSATION COMMITTEE ON
EXECUTIVE COMPENSATION

The compensation committee of the board is responsible for reviewing our compensation arrangements with our senior executive officers. The current members of the compensation committee are Messrs. Johnson, McKee, Estes and Nevins. The principal elements of our 1998 executive compensation program consisted of base salaries, the opportunity for annual cash bonuses based on our financial performance, equity-based compensation in the form of stock options and other customary fringe benefits.

     PHILOSOPHY

The compensation committee believes that all of our executive officers should be compensated on a competitive basis with other distribution and manufacturing companies of comparable size in sales and earnings. The compensation committee's primary objectives with respect to executive compensation are to establish a total compensation program that provides base salaries in a competitive range, bonus opportunities that reward above-average performance with above-average pay, and equity-based incentives designed to enhance our profitable growth and the value of our common stock and to align management and shareholder interests.

     BASE SALARIES

For 1998, our executive officers received base salaries in accordance with recommendations of the compensation committee.

     STOCK OPTION PROGRAMS

We intend to attract, retain and motivate our executive officers and other employees through the grant of stock options under our 1995 stock option plan, our 1996 stock option plan and, if and when approved, our 1999 stock option plan. During 1998, the compensation committee awarded no options pursuant to any plan.

     CEO COMPENSATION

Jerry E. Kimmel, our CEO during fiscal 1998, was compensated under the terms of his former employment agreement, which provided for an annual base salary of $250,000 and bonuses as described under the heading "Employment Agreements" below. For 1998, Mr. Kimmel received a bonus of $238,299. Although we have not entered into an employment agreement with Mr. Hegi, our current Chairman, President and CEO, Mr. Hegi may receive indirect financial benefits under the monitoring and oversight and financial advisory agreements discussed above under the caption "Compensation of Directors."

     TAX CONSIDERATIONS

In formulating its compensation policies, the compensation committee considers the relevant provisions, including section 162(m) of the Internal Revenue Code of 1986, as amended (Code), that limit the deductibility of certain executive compensation and the consequences to us if the compensation paid to our executive officers is not deductible.

                             COMPENSATION COMMITTEE

                            Peter B. McKee, Chairman

                                James A. Johnson

                                William L. Estes

                                 Richard Nevins

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 1998, Richard S. Tucker, our former Secretary and a former director of the company, served as both Secretary of the company and as a member of the compensation committee. Mr. Tucker resigned as a director of the company on July 26, 1999 and as an officer of the company on August 17, 1999. None of our executive officers served either as a director or on the compensation committee of any other entity whose executive officers served either as a member of our board or of our compensation committee.

SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding compensation paid during each of the last three fiscal years to our then CEO and other most highly compensated executive officers, based on salary and bonus earned during 1998, whose total compensation exceeded $100,000.


                                                                                      LONG TERM
                                                             ANNUAL                 COMPENSATION
                                                          COMPENSATION                 AWARDS
                                                          ------------              ------------

                                                                                     SECURITIES
                                       FISCAL                                        UNDERLYING             ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR      SALARY($)        BONUS($)        OPTIONS/SARS(#)       COMPENSATION($)
---------------------------             ----      ---------        --------        ---------------       ---------------
Jerry E. Kimmel,....................    1998       $250,000        $238,299                 --             $34,821 (1)
    Vice Chairman of the Board          1997        250,000         244,961                 --              13,593 (2)
                                        1996        366,271         249,600                 --              17,163 (3)

Clyde A. Reed, Jr.,.................    1998        224,477          59,842                 --              14,470 (4)
    Executive Vice President            1997        204,540          81,438                 --              12,655 (5)
                                        1996        188,088          96,667             11,750              29,756 (6)

Ellis L. McKinley, Jr.,.............    1998        177,824          25,026                 --                  --
    Former Vice President, Chief        1997        162,975          27,146                 --               1,047 (7)
    Financial Officer and Treasurer     1996        145,980          29,167             14,400               1,057 (7)

C. Lee Denham,......................    1998        145,220         125,572                 --                 590 (8)
    President, Sunbelt Wood             1997        114,095          98,178                 --               1,594 (9)
    Components Group                    1996         95,580         222,221              9,400               1,434 (10)

---------------------

       (1) Consists of $11,501 representing personal use of a company supplied car and $23,320 representing personal use of a company supplied aircraft. Mr. Kimmel resigned as Chairman of the Board, President and CEO and assumed the responsibilities of Vice Chairman on July 26, 1999.

       (2) Consists of $12,546 representing personal use of a company supplied car and $1,047 representing our contribution to such individual's 401(k) plan account.

       (3) Consists of $12,546 representing personal use of a company supplied car, $3,560 representing our payments for medical insurance premiums and $1,057 representing our contribution to such individual's 401(k) plan account.

       (4) Consists of $2,470 representing personal use of a company supplied car and $12,000 representing expense recognized by the company in 1998 relating to future payments to be made under a deferred compensation agreement. Mr. Reed resigned as a director of the company on January 25, 1999 and Chief Operating Officer of the company on July 26, 1999.

       (5) Consists of $3,851 representing personal use of a company supplied car, $7,757 representing expense recognized by us in 1997 relating to future payments to be made under a deferred compensation agreement and $1,047 representing our contribution to such individual's 401(k) plan account.

       (6) Consists of $4,518 representing personal use of a company supplied car, $24,181 representing expense recognized by us in 1996 relating to future payments to be made under a deferred compensation agreement and $1,057 representing our contribution to such individual's 401(k) plan account.

       (7) Represents our contribution to Mr. McKinley's 401(k) plan account. Mr. McKinley resigned as a director and executive officer of the company on May 31, 1999.

       (8)    Represents personal use of a company supplied car.

       (9) Consists of $547 representing personal use of a company supplied car and $1,047 representing our contribution to such individual's 401(k) plan account.

       (10) Consists of $377 representing personal use of a company supplied car and $1,057 representing our contribution to such individual's 401(k) plan account.

YEAR-END OPTION VALUES

The following table presents the information regarding the value of stock options outstanding at December 31, 1998 held by each of our then executive officers. No stock options were exercised by these executive officers in 1998.


                                NUMBER OF SECURITIES UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED IN-THE-MONEY
                                           OPTIONS/SARS AT FY-END                        OPTIONS/SARS AT FY-END
                                                    (#)                                         ($) (1)

             NAME                    EXERCISABLE           UNEXERCISABLE           EXERCISABLE           UNEXERCISABLE
             ----                    -----------           -------------           -----------           -------------
Jerry E. Kimmel                           --                    --                        --                     --
Clyde A. Reed, Jr.                    18,847 (2)                --                   $11,426                     --
C. Lee Denham                          9,400 (3)                --                        --                     --
Ellis L. McKinley, Jr.                17,450 (4)             4,000 (5)               $11,351                     --

---------------------

       (1) The closing price for our common stock as reported through The Nasdaq Stock Market on December 31, 1998, was $7.25. Value is calculated on the basis of the difference between the option exercise price and $7.25 multiplied by the number of shares of common stock underlying the option.

       (2) Consists of options to acquire 7,097 shares of common stock at $5.64 per share and options to acquire 11,750 shares of common stock at $11.17 per share.

       (3) Consists of options to acquire 9,400 shares of common stock at $11.17 per share.

       (4) Consists of options to acquire 7,050 shares of common stock at $5.64 per share, options to acquire 9,400 shares of common stock at $11.17 per share and options to acquire 1,000 shares of common stock at $13.50 per share.

       (5) Consists of options to acquire shares of common stock at $13.50 per share, vesting at 500 shares per year.

EMPLOYMENT AGREEMENTS

Effective October 1, 1996, Jerry E. Kimmel entered into a five year employment agreement with us which provided for an annual base salary of $250,000. In addition to base salary, Mr. Kimmel, through his employment agreement, was eligible for an annual bonus equal to 2.4% of our income before income taxes for the year provided that income before income taxes was at least $5.0 million. Under the agreement, Mr. Kimmel performed services on our behalf in Fort Worth, Texas as he reasonably determined was necessary to carry out his duties under the agreement. Mr. Kimmel, his spouse and dependents participated at our expense in health programs offered to our employees generally. Upon the termination of this agreement effective July 26, 1999, we entered into a four-year consulting agreement with Mr. Kimmel providing for the payment of $210,000 annually for general consulting services from time to time if and when required by the company. This agreement also requires us to include Mr. Kimmel and his immediate family in all group health and dental benefits offered to our employees generally.

Effective May 24, 1977, we entered into a retirement agreement with Mr. Reed that generally provides that we will pay Mr. Reed or his beneficiaries $55,000 per year for 10 years if Mr. Reed is employed with us at age 65 or upon death or disability. Such agreement also provides for a smaller lump sum payment that we will make upon Mr. Reed's termination of employment prior to age 65. Such lesser amount equals approximately $14,000 for each year following the effective date of the agreement, up to such termination. Effective January 25, 1999, Mr. Reed resigned as a director of the company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We lease three of our warehouse locations from an affiliated partnership (K&E Land & Leasing, a Texas general partnership) of which Mr. Kimmel is a managing partner. We also lease computer equipment from K&E Land & Leasing. These leases
(1) expire in November 2003, April 2005, October 2007 and October 2003, respectively, (2) provide for total future (i.e. post September 1999) base rent payments of approximately $534,000, $508,000, $1.9 million and $0.9 million, respectively, and (3) require payments to be made in equal monthly amounts. As of September 30, 1999, Mr. Kimmel's indirect interest in such leases was 38.0% and Gregory G. Kimmel's (Mr. Kimmel's son and former director of the company) aggregate beneficial interest in such leases was 4.0%. Mr. Kimmel's immediate family members (including Gregory G. Kimmel's beneficial interest) owned indirect interests in such leases of 12.0%. Aggregate expenditures by the company under such leases for the nine months ended September 30, 1999 were approximately $504,000, of which approximately $191,000 was indirectly attributable to Jerry Kimmel's interests in such partnership (excluding immediate family members' interests) and of which approximately $20,000 was indirectly attributable to Gregory G. Kimmel's beneficial interest. We anticipate that our aggregate expenditures under such leases for the remainder of their terms will be approximately $3.8 million, of which approximately $1.4 million will be indirectly payable (less partnership expenses) to Jerry Kimmel (excluding immediate family members' interests) and of which approximately $152,000 will be indirectly payable (less partnership expenses) to Gregory G. Kimmel. We believe that the amounts we have paid under such leases have not been less favorable to us than had the leases been negotiated on an arms-length basis. Two of the leased warehouses were financed through economic development and industrial revenue bonds; one series of which was issued by Newton, Kansas in the original principal amount of $575,000, and with respect to which we are the sub-lessee of the premises and a co-guarantor, and one series of which was issued by Elkhart, Indiana in the original principal amount of $400,000, and with respect to which we are the lessee of the premises and have agreed to perform the obligation of the lessor contained in the mortgage.

Gregory G. Kimmel and James Kimmel, Jerry Kimmel's brother, earned, in the aggregate, approximately $192,000 in compensation in 1998 and $134,000 for the nine-month period ended September 30, 1999.

Mr. Tennyson receives annual payments related to a business that he sold to Shelter Components Corporation in 1997. Under the agreement Mr. Tennyson received interest and principal payments of $831,000 for the nine months ended September 30, 1999 and principal and interest payments of $542,000 for the year ended December 31, 1998. Under the agreement the remaining principal obligation of $969,000 will be paid out in the year 2000 and 2001.

We engaged Mr. Nevins to provide financial advisory services from August 1998 through January 1999. In consideration of these services, we compensated Mr. Nevins $5,000 for each month during this period and granted him 3,905 shares of our common stock.

STOCK PERFORMANCE CHART

The following chart compares the percentage change in the cumulative total shareholder return on our common stock from November 1, 1996, the date of our initial public offering, through December 31, 1998, with the cumulative total return on the S&P Small Cap 600 and the Nasdaq Stock Market. The comparison assumes $100 was invested immediately prior to such period in common stock and in each of the foregoing indices and assumes reinvestment of dividends. Dates on the following chart represent the last day of the indicated fiscal year. We paid no dividends during such period, except that immediately prior to the consummation of our initial public offering, we declared and made distributions to our shareholders of record on such declaration date.

                              [GRAPH APPEARS HERE]


                                       11/1/96             12/31/96            12/31/97             12/31/98
                                       -------             --------            --------             --------
Kevco, Inc.                              $100                $117                $138                 $ 60
S&P SmallCap 600                         $100                $105                $132                 $130
The Nasdaq Stock Market                  $100                $106                $130                 $183

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who own more than 10% of a registered class of our equity securities, to file ownership reports with the SEC. Such persons are required by SEC regulation to furnish us with copies of these reports.

Based solely on our review of the copies of such reports received by us with respect to fiscal 1998, or written representations from these reporting persons, we believe that our officers, directors and persons who own more than 10% of a registered class of our equity securities have complied with all applicable filing requirements.

                       PROPOSAL NO. 2 - CHARTER AMENDMENT

INTRODUCTION

The board has unanimously approved, and submits to you for your approval, the charter amendment which, if approved by the shareholders, will authorize the increase in the total number of authorized shares of our capital stock from 100,000,000 to 150,000,000, including:

     o 30,000,000 shares of preferred stock, par value $0.01 per share, without designation, of which 3,500,000 shares will be designated as Series A 10 3/8% Convertible Pay-in-Kind Voting Preferred Stock, par value $0.01 per share, and 9,500,000 shares will be designated as Series B 10 3/8% Convertible Pay-in-Kind Nonvoting Preferred Stock, par value $0.01 per share; and

     o 20,000,000 shares of a class of nonvoting common stock, par value $0.01 per share.

The full text of the charter amendment is set forth in Exhibit A to this proxy statement and is incorporated herein by reference. The following summary should be read in conjunction with, and is qualified in its entirety by reference to, Exhibit A.

The voting preferred stock will have a liquidation preference of $5.50 per share, will be initially convertible into an equal number of shares of common stock and will be entitled to vote together as a single class with the common stock on an as-converted basis. The nonvoting preferred stock will have a liquidation preference of $5.50 per share, will be initially convertible into an equal number of shares of nonvoting common stock and will have limited voting rights in connection with certain extraordinary corporate events affecting holders of nonvoting preferred stock. The nonvoting common stock will have dividend and distribution rights and rights on dissolution of the company that are substantially identical to those of the common stock and will have limited voting rights in connection with certain extraordinary corporate events affecting holders of nonvoting common stock. In addition to the voting preferred stock and the nonvoting preferred stock, the board could establish from time to time other series of preferred stock with such designations, rights and preferences as the board may determine from time to time in its sole discretion. Detailed descriptions of the preferred stock and the nonvoting common stock are provided below. The currently issued and outstanding common stock will remain issued and outstanding and will be affected by the charter amendment as described below under "--Effect of the Charter Amendment."

Jerry E. Kimmel, the Vice Chairman of the Board has indicated that he intends to vote all 3,744,760 of the shares of common stock owned of record by him, representing approximately 39.2% of the issued and outstanding shares of common stock, for the approval and adoption of the charter amendment, and Frederick B. Hegi, Jr., our President, Chairman of the Board and Chief Executive Officer and the sole manager of the KPI Trust, has indicated that he intends to vote all 2,700,000 of the shares of common stock owned of record by the KPI Trust, representing approximately 28.2% of the issued and outstanding shares, for the approval and adoption of the charter amendment. Accordingly, the charter amendment will be approved without regard to the votes of the other shareholders.

REASONS FOR THE CHARTER AMENDMENT

On July 14, 1999, we entered into a securities purchase agreement with Wingate whereby we agreed to issue and sell to Wingate, and Wingate agreed to purchase from us:

     o 2,700,000 newly-issued shares of common stock for a purchase price of $5.00 per share;

     o three warrants to purchase 675,000 shares, 772,727 shares, and 295,455 shares, respectively, of nonvoting common stock;

     o a Tranche A Senior Subordinated Exchangeable Note in the principal amount of $17 million; and

     o a Tranche B Senior Subordinated Exchangeable Note in the principal amount of $6.5 million.

The aggregate purchase price for the shares, the warrants, and the notes was $37 million.

The warrants are exercisable for 675,000 shares, 772,727 shares, and 295,455 shares of nonvoting common stock, respectively, subject to customary adjustment to protect against dilution. Each warrant has a term of five years and has an initial exercise price of $5.50 per share (subject to adjustment as provided therein).

The Tranche A note is exchangeable at any time at the holder's option for (1) 3,090,909 shares of voting preferred stock, or (2) directly into 3,090,909 shares of common stock, in each case at an initial exchange ratio of $5.50 per share, subject to customary adjustment to protect against dilution. The Tranche B note is exchangeable at any time at the holder's option for (1) 1,181,818 shares of nonvoting preferred stock, or (2) directly into 1,181,818 shares of nonvoting common stock, in each case at an initial exchange ratio of $5.50 per share, subject to customary adjustment to protect against dilution. When issued, the voting preferred stock will be convertible on a share-for-share basis into common stock and the nonvoting preferred stock will be convertible on a share-for-share basis into nonvoting common stock.

Interest on the notes may be paid in cash or, at our option, continue to accrue unpaid, in which case a noteholder may elect to have all accrued interest paid in the equivalent value of shares of nonvoting preferred stock. Dividends on the nonvoting preferred stock and the voting preferred stock may, at our option, be paid in cash or in additional shares of nonvoting preferred stock. We can redeem the notes and any preferred stock issued in exchange for notes beginning on July 26, 2002 (i.e., the third anniversary of the closing of the transactions contemplated by the securities purchase agreement).

As permitted by section 13.8 of the securities purchase agreement, Wingate entered into an assignment agreement dated as of July 25, 1999, whereby Wingate assigned its right to purchase a portion of the shares, the warrants, and the notes to Wingate Affiliates II, L.P. and certain other entities and persons (assignees).

On June 28, 1999, in contemplation of the execution and delivery of the purchase agreement and the assignment agreement, Wingate and the assignees, each as a grantor and unitholder, entered into the business trust agreement of the KPI Trust with First Union Trust company, National Association, a national banking association, as trustee, and Mr. Hegi, as manager. Under the trust agreement, the grantors agreed to convey, immediately following the closing contemplated by the securities purchase agreement, the shares, the warrants, and the notes to the KPI Trust in exchange for ownership interests in the KPI Trust.

On July 26, 1999, (1) the closing of the transactions contemplated by the securities purchase agreement were consummated, and (2) immediately thereafter, the grantors entered into an assignment agreement with the KPI Trust, pursuant to which the grantors assigned to the KPI Trust, and the KPI Trust acquired from the grantors, all of the grantors' rights, title, and interest in and to the securities. The securities purchase agreement requires us, promptly following the closing, to amend our charter to provide for the creation of the nonvoting common stock, the voting preferred stock and the nonvoting preferred stock. The securities purchase agreement also originally required this proxy statement to be filed with the SEC by September 24, 1999. This date was subsequently extended to October 31, 1999 pursuant to a waiver executed by Wingate on October 1, 1999. Our failure to hold the annual meeting within 120 days of the filing of this proxy statement or to secure the approval of the charter amendment at the annual meeting would result in the company's being required to pay Wingate liquidated damages of $1.0 million pursuant to the terms of the securities purchase agreement.

The board believes that approval of the charter amendment is in our best interests in order to fulfill our obligations under the securities purchase agreement. Additionally, authorization of the preferred stock and the nonvoting common stock will provide us with increased flexibility to issue equity in the future to meet various needs. Nonvoting common stock could be issued, without diluting the voting power of our existing shareholders, including the KPI Trust and Mr. Kimmel.

Other than the issuances under the securities purchase agreement described above, we do not currently have any plans or commitments that would require the issuance of any preferred stock or nonvoting common stock. Adoption of the charter amendment, however, will provide us with the flexibility to do so upon such conditions and for such consideration as the board may determine. Except as otherwise required by law or by the applicable rules of The Nasdaq National Market System or any other trading system or exchange on which our shares may be listed, holders of common stock will have no right to participate in any future decision to issue any shares of preferred stock or nonvoting common stock.

We received proceeds of approximately $37 million from the sale and issuance to Wingate and the assignees of the shares, the warrants and the notes under the securities purchase agreement. We have used such proceeds to pay transaction related expenses of $5.4 million. The remaining proceeds balance of $31.6 million was used to reduce outstanding indebtedness to our senior lenders under our revolving credit facility.

EFFECT OF THE CHARTER AMENDMENT

The KPI Trust currently owns 2,700,000 shares, or approximately 28.2%, of the outstanding common stock. Assuming the exchange of the Tranche A note into common stock, the KPI Trust would own an aggregate of 5,790,909 shares, or approximately 45.8%, of the outstanding common stock. After giving effect to the proposed charter amendment, and assuming the exercise of the warrants into nonvoting common stock and the exchange of the Tranche A note and Tranche B note into common stock and nonvoting common stock, respectively, the KPI Trust would own 5,790,909 shares, or approximately 45.8%, of the outstanding common stock and 2,925,000 shares of nonvoting common stock, representing in the aggregate approximately 55.9% of our total common equity (excluding shares potentially issuable as a result of interest accruing under the notes or as dividends on the voting preferred stock and the nonvoting preferred stock).

Mr. Kimmel is the record holder of 3,744,760 shares of common stock, which represented approximately 54.6% of the outstanding common stock before the closing of the securities purchase agreement, and which now represents approximately 39.2% of the outstanding common stock. After giving effect to the proposed charter amendment, and assuming the exercise of the warrants and the conversion of the Tranche A note and Tranche B note into common stock and nonvoting common stock, respectively, Mr. Kimmel would own approximately 29.6% of common stock and 24.0% of our total common equity (excluding shares potentially issuable as a result of interest accruing under the notes or as dividends on the voting preferred stock and the nonvoting preferred stock).

While the board has determined that the charter amendment is in our and your best interests, the board recognizes that the charter amendment and any subsequent issuance of preferred stock or nonvoting common stock authorized thereby may have certain disadvantages, including, but not limited to, the matters discussed below.

The charter amendment provides for the immediate authorization of nonvoting common stock, the voting preferred stock and the nonvoting preferred stock. When and if issued, the voting preferred stock and the nonvoting preferred stock would have dividend and liquidation preferences that are senior to those of the common stock. The issuance of voting preferred stock would dilute the voting power of the common stock. The issuance of voting preferred stock, nonvoting preferred stock and nonvoting common stock could make it less likely that a takeover or other change of control of the company would take place. Holders of common stock do not have preemptive rights to subscribe for the purchase of additional securities that we may issue.

The charter amendment will also authorize the board to provide for the issuance, from time to time, of preferred stock in one or more series (in addition to the voting preferred stock and the nonvoting preferred stock) and to fix the terms of each series. Each series of preferred stock issued in the future is likely to rank senior to the common stock in respect of dividends and liquidation rights. In establishing the terms of a series of preferred stock, the board will be authorized to determine, among other things, such voting rights, the number of shares in the series, the dividend rate, if any, and relative preferences, the redemption provisions, if any, the establishment of retirement or sinking funds, the conversion rights and any other special rights and protective provisions as the board deems advisable. Such terms could include provisions prohibiting our payment of common stock dividends or redemption or other purchases of common stock. In addition, the issuance of a series of preferred stock could affect the holders of common stock in the following ways:

     o if voting rights are granted to any newly-issued series of preferred stock, the voting power of the common stock will be diluted;

     o the issuance of preferred stock may result in a dilution of earnings per share of the common stock;

     o dividends payable on any series of preferred stock will reduce the amount of funds available for payment of dividends on the common stock;

     o future amendments to the charter may require approval by the separate vote of the holders of preferred stock before we can take action; and

     o issuance of preferred stock may make more difficult or discourage an attempt to obtain control of the company by means of a merger, tender offer, proxy contest or otherwise.

Under our current capital structure, the KPI Trust and Mr. Kimmel together control the majority of our voting power and have the ability to prevent any attempt to acquire us through a merger, consolidation, sale of assets or tender offer. The charter amendment will permit us in the future to make further issuances of shares of equity without diluting the voting power of our existing shareholders. Therefore, the charter amendment, in combination with future issuances of nonvoting common stock and certain preferred stock, will make it less likely that a merger proposal, an unfriendly tender offer, a proxy contest, or the removal of incumbent directors or management would take place. Consequently, the charter amendment and such future issuances, if they take place, might have the effect of reducing the possibility that our shareholders would have an opportunity to sell their shares at a premium over then prevailing market prices.

Certain tax and regulatory issues may affect our ability to utilize newly issued nonvoting common stock as opposed to common stock in any future transaction. These considerations will include the fact that certain tax-free reorganizations can only be accomplished when the sole consideration is voting stock of the issuer; and the fact that certain state securities laws limit the exemptions available for the issuance of nonvoting stock where such stock is not listed on a national securities exchange.

If the charter amendment is approved by the shareholders, the board intends to file the charter amendment promptly with the Secretary of State of Texas. The charter amendment will become effective upon the issuance of a restated certificate of incorporation by the Secretary of State of Texas.

DESCRIPTION OF THE PREFERRED STOCK

Under the charter amendment, the board may approve the designation, from time to time, from the authorized and unissued shares of preferred stock of one or more series of preferred stock and to fix the terms of each series. In establishing the terms of a series of preferred stock, the board will be authorized to determine, among other things, voting rights, the number of shares of such series, the dividend rate, if any, and preferences, the redemption provisions, if any, the establishment of retirement or sinking funds, the conversion rights and any other special rights and protective provisions as the board deems advisable. Additionally, the charter amendment authorizes the designation of two series of preferred stock, (1) the voting preferred stock and (2) the nonvoting preferred stock, the terms of which are described below.

     VOTING PREFERRED STOCK

The charter amendment designates 3,500,000 shares of Series A 10 3/8% Convertible Pay-in-Kind Voting Preferred Stock, which will have the voting and other rights described below. The rights, powers and limitations of the voting preferred stock are set forth in full in Article Four of the charter amendment. The summary set forth below should be read in conjunction with, and is qualified in its entirety by reference to, the charter amendment which is attached as Exhibit A to this proxy statement.

Rank. With respect to dividends and distributions upon our liquidation, winding-up and dissolution, the voting preferred stock will rank on a parity with the nonvoting preferred stock and will rank senior to the nonvoting



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

common stock, all classes of common stock (including the voting common stock) and each other class of capital stock that does not expressly provide that it ranks senior to or on a parity with the voting preferred stock.

Voting. The holders of voting preferred stock would be entitled to vote as a single class with the holders of common stock on all matters requiring shareholder approval. Each share of voting preferred stock would have a number of votes equal to the number of shares of common stock into which the voting preferred stock was convertible at the time the vote was taken. Notwithstanding the foregoing, we (1) could not amend the charter so as to adversely affect the designations, preferences, limitations and rights of the voting preferred stock, or to authorize additional shares of voting preferred stock, without the consent of the holders of a majority of the voting preferred stock and (2) could not authorize a class or series of stock with rights equal or senior to the voting preferred stock and the nonvoting preferred stock without the consent of the holders of a majority of the voting preferred stock and the nonvoting preferred stock voting together as a class. Additionally, upon a Voting Rights Triggering Event (as defined in the charter amendment), the holders of the voting preferred stock and nonvoting preferred stock, voting as a single class, could elect two directors to the board. Generally, a Voting Rights Triggering Event would occur in the event (1) we failed to convert the outstanding shares of voting preferred stock and nonvoting preferred stock into common stock and nonvoting common stock, respectively, under the conversion provisions of the charter amendment;
(2) we failed to redeem shares of voting preferred stock and nonvoting preferred stock in the event of a change of control (as defined in the charter amendment); or (3) we violated certain covenants set forth in Article Four of the charter amendment; however, no Voting Rights Triggering Event could occur unless Wingate, the assignees and their affiliates owned at least 50% of the outstanding voting preferred stock and nonvoting preferred stock at the time.

Conversion. The shares of voting preferred stock would be convertible at any time (without the payment of any additional consideration), in whole or in part, at the option of the holder into shares of common stock. Upon such conversion, a holder of voting preferred stock would receive one share of common stock for each $5.50 of liquidation preference of voting preferred stock converted (subject to certain anti-dilution adjustments), unless as a result a change of control would have been deemed to occur under our Indenture, dated December 1, 1997, governing our 10 3/8% Senior Subordinated Notes, due December 1, 2007. The shares of voting preferred stock are also convertible at any time (without the payment of any additional consideration), in whole or in part, at the option of the holder into shares of nonvoting preferred stock. Upon such conversion, a holder of voting preferred stock will receive one share of nonvoting preferred stock for each $5.50 of liquidation preference of voting preferred stock converted (subject to certain anti-dilution adjustments).

Dividends. Holders of voting preferred stock would be entitled to receive, when, as and if declared by a special committee of the board consisting solely of independent directors and one of Mr. Kimmel's designees, cash dividends on each share of voting preferred stock at the rate of 10 3/8% per annum multiplied by the then-effective liquidation preference per share. All dividends would be cumulative and paid pro rata to holders. At our option, as determined by the special committee, any dividend could be declared and paid wholly or partially in kind in lieu of cash by issuing whole shares of nonvoting preferred stock with an aggregate liquidation preference in an amount equal to the aggregate cash dividend cumulated and unpaid to such date, with cash paid in lieu of issuing fractional shares. The amount of dividends payable but not paid in full on a dividend payment date would be added to the liquidation preference of the voting preferred stock.

Liquidation Preference. The voting preferred stock would have an initial liquidation preference of $5.50 per share. Upon the voluntary or involuntary liquidation, dissolution or winding up of our affairs, the holders of voting preferred stock would be entitled to be paid out of our assets available for distribution to our shareholders an amount in cash equal to the then-existing liquidation preference for each share outstanding, plus an amount in cash equal to accumulated and unpaid dividends thereon. Holders of voting preferred stock would be entitled to such payment before payment was made to any holders of junior stock, including the common stock.

Redemption. At any time after July 26, 2002, we could, at our option, redeem shares of voting preferred stock at a redemption price per share in cash equal to 100% of the then-effective liquidation preference per share, plus accrued and unpaid cash dividends thereon. In the event of a change of control, we would be required to offer to redeem all of the outstanding share of voting preferred stock at a redemption price per share in cash equal to 100% of the then-effective liquidation preference per share, plus accrued and unpaid cash dividends thereon.

     NONVOTING PREFERRED STOCK

The charter amendment authorizes 9,500,000 shares of Series B 10 3/8% Convertible Pay-in-Kind Nonvoting Preferred Stock, which would have limited voting rights, along with the other rights described below. The rights, powers and limitations of the nonvoting preferred stock are set forth in full in Article Four of the charter amendment. The summary set forth below should be read in conjunction with, and is qualified in its entirety by reference to, the charter amendment which is attached as Exhibit A to this proxy statement.

Rank. With respect to dividends and distributions upon our liquidation, winding-up and dissolution, the nonvoting preferred stock would rank on a parity with the voting preferred stock and senior to the nonvoting common stock, all classes of common stock (including the voting common stock) and each other class of capital stock that does not expressly provide that it ranks senior to or on a parity with the voting preferred stock.

Voting. Holders of nonvoting preferred stock would have no voting rights, except as follows:

     o without the consent of the holders of a majority of the voting preferred stock and the nonvoting preferred stock, voting together as a class, we could not authorize the issuance of a class of stock with rights equal or senior to the voting preferred stock and the nonvoting preferred stock;

     o without the consent of the holders of a majority of the nonvoting preferred stock, we could not amend the charter to adversely affect the designations, preferences, limitations and rights of the nonvoting preferred stock, or to authorize additional shares of nonvoting preferred stock; and

     o upon a Voting Rights Triggering Event, the holders of voting preferred stock and nonvoting preferred stock, voting as a single class, could elect two directors to the board.

Conversion. The shares of nonvoting preferred stock would be convertible at any time, in whole or in part (without the payment of any additional consideration), at the option of the holder into shares of nonvoting common stock. Upon such conversion, a holder of nonvoting preferred stock would receive one share of nonvoting common stock for each $5.50 of liquidation preference of nonvoting preferred stock converted (subject to certain anti-dilution adjustments).

Dividends. Holders of nonvoting preferred stock would be entitled to receive, when, as and if declared by the special committee, cash dividends on each share of nonvoting preferred stock at the rate of 10 3/8% per annum multiplied by the then-effective liquidation preference per share. All dividends would be cumulative and paid pro rata to holders. At our option, as determined by the special committee, any dividend could be declared and paid wholly or partially in kind in lieu of cash by issuing whole shares of nonvoting preferred stock with an aggregate liquidation preference in an amount equal to the aggregate cash dividend cumulated and unpaid to such date, with cash paid in lieu of issuing fractional shares. The amount of dividends payable but not paid in full on a dividend payment date would be added to the liquidation preference of the nonvoting preferred stock.

Liquidation Preference. The nonvoting preferred stock would have an initial liquidation preference of $5.50 per share. Upon the voluntary or involuntary liquidation, dissolution or winding up of our affairs, the holders of nonvoting preferred stock would be entitled to be paid out of our assets available for distribution to our shareholders an amount in cash equal to the then-effective liquidation preference for each share outstanding, plus an amount in cash equal to accumulated and unpaid dividends thereon. Holders of nonvoting preferred stock would be entitled to such payment before payment is made to any holders of junior stock, including the common stock.

Redemption. At any time after July 26, 2002, we could redeem shares of nonvoting preferred stock at a redemption price per share in cash equal to 100% of the then-effective liquidation preference per share, plus accrued and unpaid cash dividends thereon. In the event of a change of control, we would be required to offer to redeem all of the outstanding shares of nonvoting preferred stock at a redemption price per share in cash equal to 100% of the then-effective liquidation preference per share, plus accrued and unpaid cash dividends.

DESCRIPTION OF THE NONVOTING COMMON STOCK

The charter amendment authorizes 20,000,000 shares of nonvoting common stock, which would have no voting rights except in the limited circumstances described below. The rights, powers and limitations of the nonvoting common stock are set forth in full in Article Four of the charter amendment. The summary set forth below should be read in conjunction with, and is qualified in its entirety by reference to, the charter amendment which is attached as Exhibit A to this proxy statement.

Voting. Holders of nonvoting common stock would have no voting rights, provided that without the consent of the holders of 51% of the nonvoting common stock at any time outstanding, the company could not (1) amend, alter, modify or repeal any provision of the charter or the bylaws of the company in any manner which would adversely affect the rights, preferences, or powers of the nonvoting common stock or (2) voluntarily effect an exchange or reclassification of shares of nonvoting common stock into shares of another class of our capital stock.

Dividends and Distributions Upon Liquidation. Each share of common stock and nonvoting common stock would rank equally with respect to dividends and other distributions of cash, property or securities, including distributions in connection with our liquidation, winding up or dissolution, but would be junior to shares of preferred stock. All dividends or distributions payable on the common stock and nonvoting common stock in shares of common stock and nonvoting common stock would be declared on both classes of shares at the same rate and would be payable in shares of the class of stock held by the shareholder to whom the dividend or distribution is payable.

Stock Splits; Reclassification; Mergers and Consolidations. In no event could either the common stock or nonvoting common stock be split, subdivided, or combined unless the other was proportionately split, subdivided or combined. No reclassification or any other adjustment or modification of the rights or preferences could be effected with respect to either class of stock unless both the common stock and nonvoting common stock were reclassified or the rights or preferences were adjusted or modified in exactly the same manner and at the same time. In the case of our merger or consolidation with or into any other entity, a sale or transfer of all or substantially all of our assets, or the reclassification of the common stock into any other form of our capital stock, each holder of nonvoting common stock and common stock would be entitled to receive the same per share consideration.




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
INTERESTS OF CERTAIN PERSONS IN THE MATTER TO BE ACTED UPON

Some of our officers and directors have interests concerning the charter amendment separate from their interests as officers and directors of the company.

o Frederick B. Hegi, Jr., President, Chief Executive Officer and Chairman of the Board, is also the sole manager of the KPI Trust. The KPI Trust is the holder of the three warrants which are exercisable for 675,000 shares, 772,727 shares and 295,455 shares, respectively, of nonvoting common stock. In addition, the KPI Trust is the holder of (1) the Tranche A note, which is exchangeable for shares of voting preferred stock or common stock, and (2) the Tranche B note, which is exchangeable for shares of nonvoting preferred stock or nonvoting common stock.

o Each of Mr. Hegi and James A. Johnson, a director and our Executive Vice President, is (1) a principal of Wingate Management Limited, L.L.C., which serves as the general partner of Wingate Management Company II, L.P., which in turn serves as the general partner of Wingate Partners II, L.P., and (2) a general partner of Wingate Affiliates II, L.P. Each of Wingate and Wingate Affiliates II, L.P. have ownership interests in the KPI Trust. Consequently, each of Mr. Hegi and Mr. Johnson has an indirect beneficial interest in the KPI Trust.

The charter amendment was approved by the board prior to Mr. Hegi and Mr. Johnson becoming directors.

RECOMMENDATION OF BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE CHARTER AMENDMENT.




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




                    PROPOSAL NO. 3 - 1999 STOCK OPTION PLAN

SUMMARY OF THE PLAN

Background and Purpose. The 1999 stock option plan is intended to motivate certain employees, non-employee directors, affiliated persons and independent contractors to put forth maximum efforts toward our growth, profitability and success by providing incentives to such persons through the ownership and performance of common stock. In addition, the 1999 stock option plan is intended to provide incentives that will attract and retain highly qualified individuals as employees and non-employee directors and to assist in aligning the interests of such employees and non-employee directors with those of the shareholders. The full text of the 1999 stock option plan is set forth in Exhibit B to this proxy statement and is incorporated herein by reference. The summary set forth below should be read in conjunction with, and is qualified in its entirety by reference to, the 1999 stock option plan which is attached as Exhibit B to this proxy statement.

Eligibility. All employees, non-employee directors, certain affiliated persons who have been designated as such by the compensation committee (as defined below), and certain independent contractors rendering services to us will be eligible to participate in the 1999 stock option plan and to receive options under the 1999 stock option plan. Participants will consist of such employees, non-employee directors, affiliated persons and independent contractors as the compensation committee in its sole discretion designates to receive options under the 1999 stock option plan. The adoption of the 1999 stock option plan will not be deemed to give any person a right to be granted options.

Administration. The 1999 stock option plan will be administered by the compensation committee of the board or any other committee appointed by the board provided that the board may act as the committee if it chooses to do so. The compensation committee will have the responsibility, in its sole discretion, to control, operate, manage and administer the 1999 stock option plan in accordance with its terms.

Types of Options under the 1999 Stock Option Plan. The 1999 stock option plan authorizes incentive stock options, non-qualified stock options and performance-based stock options.

Shares Available and Maximum Individual Grants. The aggregate number of shares of common stock available for grants of options under the 1999 stock option plan during its term will be 1,500,000 shares. The maximum aggregate number of shares of common stock underlying all options that may be granted to any single participant during the life of the 1999 stock option plan is 350,000 shares. Shares of common stock available for issuance under the 1999 stock option plan may be either authorized but unissued shares, shares of issued stock held in the treasury, or both, and are subject to any adjustments in accordance with the 1999 stock option plan. Any shares of common stock underlying options that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares will again be available for grants of options under the 1999 stock option plan.

Adjustment to Shares. If there is any change in the common stock, such as due to a merger, consolidation, combination, liquidation, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in our capital structure, the 1999 stock option plan provides for appropriate adjustments to be made to outstanding options.

Stock Options. The compensation committee will, in its sole discretion, determine the employees, the non-employee directors, the affiliated persons and the independent contractors who will receive stock options and the number of shares of common stock underlying each stock option. The compensation committee may grant "incentive stock options" (as such options are described under section 422 of the Code); provided, that such options shall be granted only to employees, or it may grant stock options that are not incentive stock options ("non-qualified stock options") to all participants. Each stock option will be subject to such terms and conditions consistent with the 1999 stock option plan as the compensation committee may impose from time to time. In addition, incentive stock options are subject to certain restrictions imposed by the Code.

Stock Option Exercise Price. The compensation committee will determine the exercise price of each stock option, which exercise price will not be lower than the fair market value of the common stock on the date of grant; provided, that the exercise price of any non-qualified stock option may be lower than the fair market value of the common stock on the date of grant if the compensation committee, in its sole discretion and due to special circumstances, determines otherwise on the date of grant. Stock options granted under the 1999 stock option plan cannot be exercised after the tenth anniversary of the date of grant; provided, that non-qualified stock options may be exercised after the tenth anniversary of the date of grant if the compensation committee, in its sole discretion, provides otherwise. The market value of our common stock as of September 27, 1999 was $4.875 per share.

Vesting of Stock Options. The compensation committee will determine when and to what extent each stock option vests. Stock options granted under the 1999 stock option plan may also be subject to such other terms and conditions as determined by the compensation committee, including, without limitation, accelerating the vesting based on individual performance or if certain performance goals are achieved.

Payment of Stock Option Exercise Price. The stock option exercise price may be paid in cash or, in the sole discretion of the compensation committee, by the delivery of shares of common stock then owned by the participant, or the withholding of shares of common stock for which a stock option is exercisable. The compensation committee, in its sole discretion, may provide an arrangement through registered broker-dealers whereby temporary financing may be made available to a participant. The compensation committee may prescribe any other method of payment of the exercise price that it determines to be consistent with applicable law and the purposes of the 1999 stock option plan.

Performance-Based Options. The compensation committee, in its sole discretion, may designate and design options granted under the 1999 stock option plan as "performance-based options" if it determines that compensation attributable to such options might not otherwise be tax deductible due to the deduction limitation imposed by section 162(m) of the Code. Accordingly, an award granted under the 1999 stock option plan may be granted in such a manner that the compensation attributable to such award is intended by the compensation committee to qualify as "performance-based compensation" (as such term is used in section 162(m) of the Code) and thus be exempt from the deduction limitation imposed by such section. The compensation committee may use the following performance measures (either individually or in any combination) to set performance goals with respect to options intended to qualify as performance-based options: net sales; pre-tax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; division, group or corporate financial goals; return on shareholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the common stock or any other of our publicly-traded securities; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in costs. In addition, the material terms of performance goals as described above will be disclosed to and reapproved by the shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which the shareholders previously approved such performance goals.

Change in Control. If there is a change in control, the compensation committee may accelerate the vesting date and/or payout of such options.

Termination of Employment. If a participant's employment is terminated due to death or disability, all non-vested portions of options held by the participant will immediately be forfeited and all vested portions of stock options and stock appreciation rights held by the participant will remain exercisable until the earlier of 180 days after the date of death or termination of employment or the date the stock option or stock appreciation right would otherwise expire. If a participant's employment is terminated for cause or by the participant voluntarily, all options held by a participant, whether vested or non-vested, will immediately be forfeited by such participant. If a participant's employment is terminated for any reason other than for cause or such participant's death, disability or voluntary resignation, all non-vested portions of options held by the participant will immediately be forfeited and all vested portions of stock options and stock appreciation rights held by the participant will remain exercisable until the earlier of the end of the 30-day period following the date of the termination of employment or the date the stock option or stock appreciation right would otherwise expire.

Purchase Option. If a participant's employment or relationship with us terminates for any reason at any time or a change of control occurs, under the 1999 stock option plan, we may purchase from the participant any shares of common stock and/or options held by the participant. Written notice of any purchase will be given within one year of the date of the termination of a participant's employment or the date of a change of control. The purchase price for shares will be the fair market value per share as of the date of the notice times the number of shares purchased and the purchase price for any option will be the fair market value per share times the number of vested shares subject to such option, less the applicable per share option exercise price. We will pay the purchase price in cash.

Termination and Amendment of the 1999 Stock Option Plan. The board may amend, modify, suspend or terminate the 1999 stock option plan at any time provided that such action does not materially impair the value of any option previously granted, without the participant's consent. No amendment of the 1999 stock option plan will, without the approval of the shareholders:

     o increase the total number of shares which may be issued under the 1999 stock option plan;

     o decrease the minimum option exercise price in the case of an incentive option; or

     o modify the requirements as to eligibility for options under the 1999 stock option plan.

In addition, the 1999 stock option plan may be amended without the approval of the shareholders if such amendment is required under the rules and regulations of the stock exchange or national market system on which our common stock is listed or will disqualify any incentive stock option granted under the 1999 stock option plan.

Miscellaneous. A participant may be required to reimburse us for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by us with respect to any award, and we have the right to withhold the amount of such taxes from any other sums due or to become due from us to the participant upon such terms and conditions as the compensation committee shall prescribe, which may include withholding shares of common stock underlying any award. Options granted under the 1999 stock option plan are not transferable otherwise than by will or the laws of descent and distribution, and stock options and stock appreciation rights are exercisable, during the participant's lifetime, only by the participant.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES.

The discussion below is based on federal income tax law and authorities as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex and the discussion represents only a general summary of some of the applicable provisions of federal income tax law. Consequently, a participant is urged to consult his or her tax advisor before taking any specific action with respect to the options granted under the 1999 stock option plan.

Incentive Stock Options. The incentive stock options (ISOs) granted under the 1999 stock option plan are intended qualify as "incentive stock options" under section 422(b) of the Code.

An employee who receives an ISO will not recognize taxable income upon the grant of such ISO. Similarly, such employee generally should not recognize taxable income upon the exercise of such option provided that the employee is employed by us from the option's grant date until three months prior to such exercise. This three-month period is (1) extended to one year if the employee is terminated by reason of disability or (2) waived if the employee dies. However, depending upon his or her particular tax circumstances, an employee may have a federal "alternative minimum tax" liability on such exercise. If a participant exercises an ISO after the three-month period (or one-year period if disabled), the ISO will be treated as a non-qualified stock option (NSO) and will be subject to the rules governing NSOs as set forth below.

When an employee disposes of stock held pursuant to the exercise of an ISO, he or she generally will recognize capital gain or loss equal to the difference, if any, between the amount received for the common stock and the exercise price, provided the "applicable holding period" requirements are met. The applicable holding period rule requires that an employee not dispose of his or her stock for at least two years from the option grant date and he or she must hold the stock for at least one year after the stock was transferred. The applicable holding period requirements are waived in the event of an employee's death. Any gain recognized on common stock held longer than 12 months should be entitled to the long-term capital gains rate of 20%. However, if an employee disposes of the common stock before the applicable holding period, thereby making a "disqualifying disposition," the employee generally will recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, of the gain will be capital gain (provided the employee held such common stock as a capital asset at such time). The long-term capital gains rate will apply for stock held longer than 12 months. If the disqualifying disposition is a sale or exchange and the sales proceeds are less than the fair market value over the adjusted basis of the common stock, the employee's ordinary income would be limited to the gain realized on the sale.

An employee who exercises an ISO by delivering common stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such common stock if the common stock is delivered before the expiration of the applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, it appears that the employee would not recognize gain or loss with respect to such previously acquired shares.

We generally are not entitled to a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the common stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, we generally will be entitled to a deduction in an amount equal to the ordinary income realized by the employee, provided that such amount constitutes an ordinary and necessary business expense and the limitations of sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options. Non-qualified stock options (NSOs) granted under the 1999 stock option plan are options that do not qualify as ISOs. A participant who receives a NSO will not recognize any taxable income upon the grant of such NSO. However, the participant generally will realize ordinary income upon exercise of a NSO equal to the amount by which the fair market value of the common stock at the time of exercise exceeds the option exercise price.

For any participant who is an officer, director or a beneficial owner of more than 10% of any class of equity securities, Section 16(b) of the Exchange Act may cause, under certain circumstances, the timing of income recognition upon the NSO's exercise to be deferred (generally for up to six months). However, such a participant may elect under section 83(b) of the Code to recognize income when the shares are transferred. A section 83(b) election must be in writing and must be filed with the Internal Revenue Service within 30 days after the date of transfer of such shares.

For employees, the ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NSO will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a NSO, we may satisfy the liability in whole or in part by withholding shares of common stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned, valued at their fair market value as of the date that the tax withholding obligation arises. For eligible non-employees, we will report the amount of income on a Form 1099 in the year the non-employee realizes the income.

A federal income tax deduction generally will be allowed to us in an amount equal to the ordinary income recognized by the participant with respect to a NSO, provided that such amount constitutes an ordinary and necessary business expense and the limitations of sections 280G and 162(m) of the Code (discussed below) do not apply.

If a participant exercises a NSO by delivering shares of common stock to us, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if the shares' then fair market value is different from the participant's tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NSO as if the participant had paid the exercise price in cash, and we likewise generally will be entitled to an equivalent tax deduction.

Dividends and Dividend Equivalents. To the extent options under the 1999 stock option plan earn dividends or dividend equivalents, whether paid currently or credited to an account established under the 1999 stock option plan, a participant generally will recognize ordinary income with respect to such dividend or dividend equivalents at the time paid in cash or shares of common stock.

Change of Control. In general, if the total amount of payments to a participant that are contingent upon a "change in ownership or control" (as defined in section 280G(b)(2)(A)(i) of the Code), including payments under the 1999 stock option plan that vest upon a "change in ownership or control," equals or exceeds three times the participant's "base amount" (generally, such participant's average annual compensation for the five calendar years preceding the change in ownership or control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case the portion of the parachute payment that exceeds the base amount allocated to such payment would be non-deductible to us and the participant would be subject to a 20% excise tax on such portion.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, section 162(m) of the Code denies a deduction to publicly-held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a NSO or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation, provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. In general, we intend for stock options and performance-based options granted under the 1999 stock option plan to qualify for the performance-based compensation exception to section 162(m) of the Code.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PLAN.

                             SHAREHOLDER PROPOSALS

We must receive shareholder proposals to be included in the proxy statement relating to the 2000 annual meeting of shareholders within a reasonable time before we begin to print and mail proxy materials. All such proposals should be mailed to our principal executive offices, 1300 South University Drive, Suite 200, Fort Worth, Texas 76107-5734, Attention: Secretary. Shareholders who intend to nominate candidates for election as a director or to bring business before the meeting must also comply with the applicable procedures set forth in our bylaws. We will furnish copies of such bylaw provisions upon written request to our Secretary at the above address. In the case of other shareholder proposals not included in our proxy materials, we may generally exercise discretionary voting authority, conferred by proxies, at our 2000 annual meeting with respect to any such proposal that is not timely submitted.

                         INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP served as our independent auditors for the fiscal year ended December 31, 1998. Effective August 3, 1999, we dismissed PricewaterhouseCoopers LLP and engaged Ernst & Young LLP as our independent auditors.

     o There have been no adverse opinions, disclaimers of opinion, or qualifications or modifications as to uncertainty, audit scope, or accounting principles regarding the reports of PricewaterhouseCoopers LLP on our financial statements for each of the fiscal years ended December 31, 1998 and 1997.

     o The audit committee approved the change of accountants and that action was ratified by the board.

     o During the fiscal years ended December 31, 1998 and 1997 and the subsequent interim period to August 3, 1999, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in connection with its report.

The board expects representatives of both firms to be present at the meeting, to be available to respond to appropriate questions of shareholders and to have an opportunity to make a statement if they desire.

                             ADDITIONAL INFORMATION

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AS AMENDED, AND THE COMPANY'S QUARTERLY REPORTS ON FORM 10-Q FOR THE FISCAL QUARTERS ENDED MARCH 31, 1999 AND JUNE 30, 1999, ARE AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST. Requests should be directed to Kevco, Inc., 1300 South University Drive, Suite 200, Fort Worth, Texas 76107-5734, Attention: James A. Johnson, Executive Vice President and Secretary.

                                 ANNUAL REPORT

The Kevco, Inc. 1998 Annual Report, which includes financial statements, is being mailed with this proxy statement.


JAMES A. JOHNSON
Executive Vice President and Secretary
__________ 1999

                                   PROXY CARD

                       PLEASE SIGN, DATE AND RETURN YOUR
                         PROXY CARD AS SOON AS POSSIBLE

                         ANNUAL MEETING OF SHAREHOLDERS
                                  KEVCO, INC.

                               NOVEMBER 22, 1999

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


         PLEASE MARK YOUR VOTES
[X]      AS IN THIS EXAMPLE

                                                         NOMINEE               FOR              WITHHELD
1.       PROPOSAL NO. 1 -                            William L. Estes          [ ]                [ ]
         ELECTION OF DIRECTORS                       Peter B. McKee            [ ]                [ ]

                                                           FOR               AGAINST            ABSTAIN
2.       PROPOSAL NO. 2 -                                  [ ]                 [ ]                [ ]
         CHARTER AMENDMENT

                                                           FOR               AGAINST            ABSTAIN
3.       PROPOSAL NO. 3 -                                  [ ]                 [ ]                [ ]
         1999 STOCK OPTION PLAN

                                                                 I PLAN TO ATTEND MEETING         [ ]

The undersigned acknowledges receipt of (a) Notice of Annual Meeting of Shareholders, (b) the accompanying proxy statement and (c) the company's 1998 Annual Report to Shareholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE. YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY,
IF SO DESIRED, REVOKE THIS PROXY AND VOTE YOUR SHARES IN PERSON.

SIGNATURE                           DATE             , 1999
         ----------------------         -------------

SIGNATURE                           DATE             , 1999  (Signature if held jointly)
         ----------------------         -------------

PROXY INSTRUCTIONS:

1. Please sign exactly as your name or names appear on your stock certificate (as indicated hereon).

2. If the shares are issued in the name of two or more persons, all of them must sign the proxy.

3. A proxy executed by a corporation must be signed in its name by an authorized officer. Executors, administrators, trustees and partners should indicate their capacity when signing.

                                                                       EXHIBIT A

                       RESTATED ARTICLES OF INCORPORATION

                                   ARTICLE ONE

         Kevco, Inc., pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act (the "TBCA"), hereby adopts restated articles of incorporation which accurately copy the articles of incorporation and all amendments thereto that are in effect to date and as further amended by such restated articles of incorporation as hereinafter set forth and which contain no other change in any provision thereof.

                                   ARTICLE TWO

         The articles of incorporation of the corporation are amended by the restated articles of incorporation as follows:

                  (i)      by amending and restating Article Four
                           (Capitalization);

                  (ii) by amending and restating Article Nine (Business Combinations);

                  (iii) by amending and restating Article Fourteen (Registered Agent); and

                  (iv)     by amending and restating Article Fifteen
                           (Directors).

                                  ARTICLE THREE

         Each amendment made by the restated articles of incorporation has been effected in conformity with the provisions of the Texas Business Corporation Act and such restated articles of incorporation and each such amendment made by the restated articles of incorporation was duly adopted by the shareholders of the corporation at a meeting duly called and held on the ______ day of _______, 1999.

                                  ARTICLE FOUR

         On the date of such meeting, the number of shares outstanding was _________; the number of shares entitled to vote on the restated articles of incorporation as so amended was ______; the number of shares voted for such restated articles as so amended was __________; and the number of shares voted against such restated articles as so amended was _________.

                                  ARTICLE FIVE

         The articles of incorporation and all amendments and supplements thereto are hereby superceded by the following restated articles of incorporation which accurately copy the entire text thereof and as amended as above set forth:

                           Second Amended and Restated
                    Articles of Incorporation of Kevco, Inc.


                                  ARTICLE ONE

         The name of the corporation is Kevco, Inc.

                                  ARTICLE TWO

         The period of its duration is perpetual.

                                  ARTICLE THREE

         The purpose for which the corporation is organized is to buy, sell and deal in personal property, real property and services as well as to engage in any and all other lawful business and activities authorized or permitted under Texas law.

                                  ARTICLE FOUR

         The total number of shares of all classes of capital stock that the corporation shall have authority to issue is 150,000,000 shares, consisting of
(a) 30,000,000 shares of a class designated as preferred stock, par value $0.01 per share (the "Preferred Stock"), including (i) 3,500,000 shares of a series of Series A 10 3/8% Convertible Pay-in-Kind Voting Preferred Stock, par value $0.01 per share (the "Series A Voting Preferred Stock"), and (ii) 9,500,000 shares of a series of Series B 10 3/8% Convertible Pay-in-Kind Nonvoting Preferred Stock, par value $0.01 per share (the "Series B Nonvoting Preferred Stock" and collectively with the Series A Voting Preferred Stock, the "Convertible Preferred Stock"), (b) 100,000,000 shares of a class designated as common stock, par value $0.01 per share (the "Voting Common Stock"), and (c) 20,000,000 shares of a class designated as nonvoting common stock, par value $0.01 per share (the "Nonvoting Common Stock" and together with the Voting Common Stock, or either class thereof, the "Aggregate Common Stock").

         Capitalized terms not otherwise defined elsewhere in this Article Four have the meanings ascribed to them in Section III of this Article Four.

I. Designation of Classes of Capital Stock. The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock, the Voting Common Stock and Nonvoting Common Stock are as follows:

         A. Provisions Relating to the Preferred Stock.

                  1. The Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such designations, powers, preferences and rights and such qualifications, limitations and restrictions thereof as are stated and expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereafter prescribed.

                  2. Authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more series, and with respect to each series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

                           a. whether or not the series is to have voting
rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate class either alone or together with the holders of one or more other series of stock;

                           b. the number of shares to constitute the series and
the designations thereof;

                           c. the preferences and relative, participating,
optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any series, including the preferences, if any, and the amounts thereof that the holders of any series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the corporation;

                           d. whether or not the shares of any series shall be
redeemable at the option of the corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property) and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

                           e. whether or not the shares of a series shall be
subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

                           f. the dividend rate, whether dividends are payable
in cash, securities of the corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative and, if cumulative, the date or dates from which such dividends shall accumulate;

                           g. whether or not the shares of any series, at the
option of the corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, including debt securities, or other property of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

                           h. such other special rights and protective
provisions with respect to any series as may to the Board of Directors seem advisable.

                  3. The shares of each series of the Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing series by a resolution subtracting from such series authorized and unissued shares of the Preferred Stock designated for such existing series, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

         B. Provisions Relating to Common Stock.

                  1. Notwithstanding any other provision of these Articles of Incorporation to the contrary, in no event shall any Holder of the Series A Voting Preferred Stock have the right to receive, or to elect to receive, Voting Common Stock if, as a result thereof, a "change of control" would have been deemed to occur under the Indenture, and, in lieu thereof, such Holder shall have the right to receive, or the right to elect to receive, an equivalent number of shares of Nonvoting Common Stock.

                  2. Except as otherwise provided in this Article Four, all shares of Voting Common Stock and Nonvoting Common Stock shall be identical and shall entitle the holder thereof to the same rights and privileges.

                  3. Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of outstanding shares of Voting Common Stock and Nonvoting Common Stock shall be entitled to receive dividends on the shares of Voting Common Stock and Nonvoting Common Stock when, as, and if declared by the Board of Directors, out of funds legally available for such purpose. Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, all holders of shares of Voting Common Stock and Nonvoting Common Stock shall share ratably, in accordance with the numbers of shares held by each such holder, in all dividends or distributions on such shares whether payable in cash, in property, or in securities of the corporation. No such dividend or distribution shall be declared, set aside for payment, or paid unless and until a ratable dividend or distribution is simultaneously declared and paid on all shares of Voting Common Stock and Nonvoting Common Stock outstanding, and any such dividend or distribution shall be declared and paid in identical property, except as set forth in the following sentence. All dividends or distributions declared on shares of Voting Common Stock and Nonvoting Common Stock that are payable in shares of Voting Common Stock or Nonvoting Common Stock shall be declared on both classes of shares at the same rate; provided, however, that any such dividend or distribution shall be payable in shares of the class of Voting Common Stock or Nonvoting Common Stock held by the shareholder to whom the dividend or distribution is payable. The corporation shall not, nor shall it permit any of its Subsidiaries to, redeem or repurchase or otherwise acquire shares of Voting Common Stock unless and until it simultaneously redeems, repurchases, or otherwise acquires shares of Nonvoting Common Stock on a pro rata basis, in accordance with the numbers of shares held by each holder thereof.

                  4. The corporation shall not in any manner subdivide (by stock split, stock dividend, or otherwise), or combine (by reverse stock split or otherwise) the outstanding shares of Voting Common Stock or Nonvoting Common Stock unless the outstanding shares of the other class shall be proportionately subdivided or combined. No reclassification or any other adjustment or modification of the rights or preferences shall be effected (including without limitation pursuant to a merger, consolidation, share exchange, or liquidation involving the corporation) with respect to either the Voting Common Stock or the Nonvoting Common Stock unless both the Voting Common Stock and Nonvoting Common Stock are reclassified or the rights or preferences are adjusted or modified in exactly the same manner and at the same time. In this regard, and without limiting the generality of the foregoing, in the case of any consolidation or merger of the corporation with or into any other entity (other than a merger or consolidation which does not result in any reclassification, conversion, exchange, or cancellation of the Voting Common Stock or the Nonvoting Common Stock), or in case of any sale or transfer of all or substantially all the assets of the corporation, share exchange or the reclassification of the Voting Common Stock or the Nonvoting Common Stock into any other form of capital stock of the corporation, whether in whole or in part, the holder of each share of the other class, whether Voting Common Stock or Nonvoting Common Stock, as the case may be, shall, after such consolidation, merger, sale, share exchange, or transfer or reclassification, have the right to convert into the kind and amount of shares of stock and other securities and property which such holder would have been entitled to receive upon such consolidation, merger, sale, share exchange or transfer or reclassification if such holder had held such Voting Common Stock (or Nonvoting Common Stock, as the case may be) immediately prior to such consolidation, merger, sale, share exchange, or transfer or reclassification. Notwithstanding the prior sentence, to the extent that receipt of such stock and other securities and property may cause a "change of control" (as defined in the Indenture), holders of the Nonvoting Common Stock will receive stock and/or other securities and property as nearly equivalent to that received by the holders of Voting Common Stock as possible that will not result in a change of control.

                  5. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of Voting Common Stock and Nonvoting Common Stock shall be entitled to share ratably, in accordance with the number of shares held by each such holder, in all of the assets of the corporation available for distribution to the holders of shares of Voting Common Stock.

                  6. Subject to the voting rights, if any, applicable to shares of the Preferred Stock or any series thereof, except as otherwise provided herein or by law, the entire voting power of the corporation shall be vested in the holders of shares of Voting Common Stock and each holder of shares of Voting Common Stock shall be entitled to one vote for each share of Voting Common Stock held of record by such holder; provided, however, that without the consent of the holders of record of at least 51% of Nonvoting Common Stock at the time outstanding, given in writing or by the vote at any regular or special meeting of shareholders of the corporation, the corporation shall not:

                           a. amend, alter, modify, or repeal any provision of
these Articles of Incorporation or the bylaws of the corporation in any manner which adversely affects the relative rights, preferences, qualifications, powers, limitations or restrictions of the Nonvoting Common Stock, or amend, alter, modify, or repeal paragraph I.B.5; or

                           b. voluntarily effect an exchange or reclassification
of shares of Nonvoting Common Stock into shares of another class of capital stock of the corporation.

II. Provisions Relating to Convertible Preferred Stock. The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Convertible Preferred Stock are as follows:

         A. Designation. There is hereby created out of the authorized and unissued shares of Preferred Stock of the corporation (i) the Series A Voting Preferred Stock, with an initial liquidation preference of $5.50 per share, and
(ii) the Series B Nonvoting Preferred Stock, with an initial liquidation preference of $5.50 per share, in each case having the designations, preferences, limitations, and relative rights, including voting rights, as follows in this Section II.

         B. Rank. The Convertible Preferred Stock shall, with respect to dividends and distributions upon the liquidation, winding-up, and dissolution of the corporation, rank senior to all classes of Voting Common Stock and Nonvoting Common Stock, and each other class of Capital Stock or class or series of Preferred Stock hereafter created which does not expressly provide that it ranks senior to, or on a parity with, the Convertible Preferred Stock as to dividends and distributions upon the liquidation, winding-up, and dissolution of the corporation ("Junior Stock"). The Convertible Preferred Stock shall, with respect to dividends and distributions upon the liquidation, winding-up, and dissolution of the corporation, rank on a parity with any class of Capital Stock or series of Preferred Stock hereafter created which expressly provides that it ranks on a parity with the Convertible Preferred Stock as to dividends and distributions upon the liquidation, winding-up, and dissolution of the corporation ("Parity Stock"); provided, however, that any such Parity Stock that was not approved by the Holders in accordance with paragraph II.F.2.a shall be deemed to be Junior Stock and not Parity Stock. The Convertible Preferred Stock shall, with respect to dividends and distributions upon the liquidation, winding-up, and dissolution of the corporation, rank junior to each class of Capital Stock or series of Preferred Stock hereafter created which has been approved by the Holders in accordance with paragraph II.F.2.b and which expressly provides that it ranks senior to the Convertible Preferred Stock as to dividends or distributions upon the liquidation, winding-up, and dissolution of the corporation ("Senior Stock").

         C. Dividends.

                  1. Beginning on the applicable Issue Date, the Holders of the outstanding shares of Convertible Preferred Stock being issued on such Issue Date shall be entitled to receive, when, as, and if declared by the Special Committee, out of funds legally available therefor, cash dividends on each share of Convertible Preferred Stock, at the rate (the "Dividend Rate") of 10 3/8% per annum multiplied by the then-effective liquidation preference per share of the

Convertible Preferred Stock. Additional dividends, at the Dividend Rate, shall accrue in respect of, and compound on, any dividends which are in arrears. All dividends shall be cumulative, whether or not earned or declared, from the Issue Date and shall compound to the extent not paid on the next succeeding Dividend Payment Date, and shall be payable quarterly in arrears on each Dividend Payment Date, commencing on the first Dividend Payment Date after the applicable Issue Date. At the option of the corporation as determined by the Special Committee, any dividend payable on any Dividend Payment Date may be declared and paid wholly or partially "in kind" in lieu of cash, by issuing whole shares of Series B Nonvoting Preferred Stock on such Dividend Payment Date with an aggregate liquidation preference in an amount equal to the aggregate cash dividend cumulated and unpaid to such date (or any portion thereof) with cash paid in lieu of issuing fractional shares. The amount of any dividends payable on any Dividend Payment Date not declared or paid in full in cash or by the issuance of shares of Series B Nonvoting Preferred Stock shall be added to the liquidation preference of the Convertible Preferred Stock on such date. Each dividend shall be payable to Holders of record as they appear on the stock books of the corporation on the Dividend Record Date immediately preceding the related Dividend Payment Date.

                  2. All dividends paid with respect to shares of the Convertible Preferred Stock pursuant to paragraph II.C.1 shall be paid pro rata to the Holders entitled thereto. The corporation shall not pay any dividend on the Convertible Preferred Stock "in kind" pursuant to the provisions of paragraph II.C.1 unless it declares a pro rata dividend in kind on all then outstanding shares of Convertible Preferred Stock.

                  3. Dividends in arrears for any past Dividend Period (including any dividends compounding thereon) and dividends in connection with any conversion pursuant to paragraph II.E may be declared and paid at any time, without reference to any regular Dividend Payment Date, pro rata to Holders of record on such date, not more than forty-five (45) days prior to the payment thereof, as may be fixed by the Special Committee.

                  4. No dividends in cash or other property (other than dividends paid in the same class or series of stock) shall be declared by the Board of Directors or paid or set apart for payment by the corporation on any Parity Stock for any period, nor shall the corporation or any Subsidiary thereof effect any redemption or repurchase of Parity Stock, or distribution thereon unless full compounded, cumulative dividends, plus amounts equal to any amounts added to the liquidation preference pursuant to paragraph II.C.1, have been or contemporaneously are declared and paid in full in cash or "in kind" by issuing shares of Series B Nonvoting Preferred Stock as determined by the Special Committee as provided in paragraph II.C.1 on the Convertible Preferred Stock. Notwithstanding the prior sentence, the corporation shall nevertheless have the right to pay cash dividends, provided that all cash dividends declared upon shares of the Convertible Preferred Stock and any other Parity Stock shall be declared pro rata so that the amount of dividends declared and paid per share on the Convertible Preferred Stock and such Parity Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Convertible Preferred Stock and such Parity Stock bear to each other.

                  5. Holders of shares of the Convertible Preferred Stock shall be entitled to receive the dividends provided for in paragraph II.C.1 in preference to and in priority over any dividends upon any of the Junior Stock, or redemption or repurchase of any Junior Stock by the corporation or any Subsidiary, and following payment of any unpaid dividends on any Senior Stock.

                  6. Dividends payable on the Convertible Preferred Stock shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period for which payable.

         D. Liquidation Preference.

                  1. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the corporation, the Holders of shares of Convertible Preferred Stock then outstanding shall be entitled to be paid out of the assets of the corporation available for distribution to its shareholders an amount in cash equal to the then-existing liquidation preference for each share outstanding, plus, without duplication, an amount in cash equal to accumulated and unpaid dividends thereon (including any compounded dividends) to the date fixed for liquidation, dissolution, or winding up (including an amount equal to a prorated dividend for the period from the last Dividend Payment Date to the date fixed for liquidation, dissolution, or winding up) before any payment shall be made or any assets distributed to the holders of any of Junior Stock including, without limitation, the corporation's Aggregate Common Stock. Except as provided in the preceding sentence, Holders of Convertible Preferred Stock shall not be entitled to any distribution in the event of any liquidation, dissolution, or winding up of the affairs of the corporation. If the assets of the corporation are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Convertible Preferred Stock and all Parity Stock, then the holders of all such shares shall share equally and ratably in such distribution of assets in proportion to the full liquidation preference, including, without duplication, all accrued and unpaid dividends, to which each is entitled.

                  2. For the purposes of this paragraph II.D, neither the sale, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the corporation nor the consolidation or merger of the corporation with or into one or more entities shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the corporation.

         E. Conversion.

                  1. Optional Conversion.

                           a. The shares of Series A Voting Preferred Stock
shall be convertible without the payment of any additional consideration, in whole or in part, at any time and from time to time at the option of the Holder, into shares of fully paid and non-assessable Voting Common Stock. On any such conversion, Holders of Series A Voting Preferred Stock shall receive (subject to adjustment as provided in paragraph II.E.3) one (1) share of Voting Common Stock for each $5.50 (as adjusted, the "Series A Conversion Price") of liquidation preference (including amounts added to the liquidation preference in accordance with paragraph II.D.1) of Series A Voting Preferred Stock converted; provided, however, that in no event shall any Holder of Series A Voting Preferred Stock have the right to receive, or to elect to receive, Voting Common Stock if, as a result thereof, a "change of control" would have been deemed to occur under the Indenture, and, in lieu thereof, such Holder shall have the right to receive an equivalent number of shares of Nonvoting Common Stock.

                           b. The shares of Series A Voting Preferred Stock
shall be convertible without the payment of any additional consideration, in whole or in part, at any time and from time to time at the option of the Holder, into shares of fully paid and non-assessable Series B Nonvoting Preferred Stock. On any such conversion Holders of Series A Voting Preferred Stock shall receive that number of shares of Series B Nonvoting Preferred Stock equal to the Series A Voting Preferred Stock liquidation preference at such time divided by the then-effective Series A Conversion Price.

                           c. The shares of Series B Nonvoting Preferred Stock
shall be convertible without the payment of any additional consideration, in whole or in part, at any time and from time to time at the option of the Holder, into shares of fully paid and non-assessable Nonvoting Common Stock. On any such conversion, Holders of Series B Nonvoting Preferred Stock shall receive (subject to adjustment as provided in paragraph II.E.3) one (1) share of Nonvoting Common Stock for each $5.50 (as adjusted, the "Series B Conversion Price" and, together with the Series A Conversion Price, the "Conversion Price") of liquidation preference (including amounts added to the liquidation preference in accordance with paragraph II.D.1) of Series B Nonvoting Preferred Stock converted.

                  2. Conversion Procedures.

                           a. The corporation will not issue any fractional
shares of Voting Common Stock or Nonvoting Common Stock upon a conversion pursuant to this paragraph II.E, but the Holder shall be entitled to be paid out of the assets of the corporation available for distribution to its shareholders an amount in cash equal to the Market Price of any fractional shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, otherwise issuable upon conversion, plus, without duplication, an amount in cash equal to accumulated and unpaid dividends thereon (including any compounded dividends) to the date of the conversion.

                           b. At the time of a conversion pursuant to this
paragraph II.E, the Holder of Convertible Preferred Stock shall deliver to the office of the corporation or any transfer agent for the corporation the certificate or certificates representing the shares of Convertible Preferred Stock to be converted, duly endorsed in blank or accompanied by duly executed proper instruments of transfer and written notice to the corporation stating that such Holder elects to convert such share or shares and stating the name and addresses in which each certificate for shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issued upon such conversion is to be issued; provided, however, that if the Holder has received a redemption notice under paragraph II.H.1, such Holder must notify the corporation within 10 Business Days after its receipt of the redemption notice in order for such Holder to convert in whole or part its shares of Convertible Preferred Stock into shares of Aggregate Common Stock prior to the redemption date. Conversion shall be deemed to have been effected at the close of business on the date when such delivery is made to the corporation or the transfer agent of the shares to be converted, and the Holder of shares of Convertible Preferred Stock subject to such conversion shall be deemed to be the Holder of record of the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon such conversion at such time.

                  3. Antidilution Provisions. The Conversion Price from time to time in effect and the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon conversion of Convertible Preferred Stock shall be subject to adjustments from time to time after the Issue Date of such Convertible Preferred Stock as hereinafter set forth in this paragraph II.E.3.

                           a. Common Stock Splits. Upon any subdivision by the
corporation on or after the Issue Date of all of its outstanding shares of Aggregate Common Stock into a greater number of shares or upon any issuance by the corporation on or after such date of a greater number of shares of Aggregate Common Stock in a pro rata exchange for all of its outstanding shares of Aggregate Common Stock, then in each case from and after the record date for such subdivision or exchange the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon the conversion of shares of Convertible Preferred Stock shall be increased in proportion to such increase in the number of outstanding shares of Aggregate Common Stock and the Conversion Price shall be correspondingly decreased. Upon any pro rata reduction by the corporation on or after the Issue Date of its outstanding shares of Aggregate Common Stock as a whole or upon any issuance by the corporation after such date of a lesser number of shares of Aggregate Common Stock in a pro rata exchange for all of its outstanding shares of Aggregate Common Stock, then in each case from and after the record date for such reduction or exchange the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon the conversion of shares of Convertible Preferred Stock shall be decreased in proportion to such reduction in the number of outstanding shares of Aggregate Common Stock and the Conversion Price shall be correspondingly increased.

                           b. Common Stock Dividends. Upon any declaration and
payment by the corporation on or after the Issue Date of a dividend upon Aggregate Common Stock payable in shares of either class of Aggregate Common Stock, then in each case from and after the record date for the payment of such stock dividend, the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon the conversion of shares of Convertible Preferred Stock shall be increased in proportion to the increase in the number of outstanding shares of Aggregate Common Stock through such stock dividend and the Conversion Price shall be correspondingly decreased.

                           c. Other Issues. Upon any issuance by the corporation
of shares of Aggregate Common Stock on or after the Issue Date (other than issuances of stock requiring adjustments hereunder pursuant to the immediately preceding paragraphs II.E.3.a and II.E.3.b for a consideration lower than the Market Price per share of stock in effect immediately prior to such issuance, the Conversion Price then in effect shall be reduced to equal the following amount:


                                 [(D x E) + F]
                             G x -------------
                                     C x E


where C equals the number of shares of Aggregate Common Stock to be outstanding immediately after such additional issuance, D equals the number of shares of Aggregate Common Stock outstanding immediately prior to the issue of such additional Aggregate Common Stock, E equals the Market Price per share of Aggregate Common Stock in effect immediately prior to the issue of such additional Aggregate Common Stock, F equals the aggregate consideration (before deducting underwriting discounts, commissions, and other expenses) received or to be received by the corporation in connection with the issuance of such additional Aggregate Common Stock, and G equals the Conversion Price which would have been in effect immediately prior to such issuance had all previous adjustments (if any) under this paragraph II.E.3.c been made. Upon any such reduction in the Conversion Price, the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon the conversion of shares of Convertible Preferred Stock shall be correspondingly increased. The provisions of this paragraph II.E.3.c shall not be applicable to any issuance of Aggregate Common Stock upon actual exercise or actual conversion of any option, warrant, right, or other security convertible into or exercisable for Aggregate Common Stock if the Conversion Price was fully and properly adjusted pursuant to the immediately following paragraph II.E.3.d at the time such option, warrant, right, or other security was issued.

                           d. Common Stock Options; Subscription Rights;
Convertible Securities. Upon any issuance by the corporation on or after the Issue Date of options, warrants, or rights to subscribe for shares of Aggregate Common Stock or of any securities convertible into or exchangeable for shares of Aggregate Common Stock or of any similar securities for a consideration per share other than the Market Price in effect immediately prior to the issuance of such options, warrants, rights, or securities, the Conversion Price shall be reduced (and the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon the conversion of shares of Convertible Preferred Stock shall be appropriately increased), by making computations in accordance with paragraph II.E.3.c.; provided, however, that:

                                    (i) The maximum number of shares of
Aggregate Common Stock deliverable under any such option, warrant, or right shall be considered to have been delivered at the time such option, warrant, or right was issued, for a consideration equal to the minimum purchase price per share of Aggregate Common Stock provided for in such option, warrant, or right, plus the consideration, if any, received by the corporation for such option, warrant, or right (before deducting underwriting discounts, commissions, and other expenses);

                                    (ii) The aggregate maximum number of shares
of Aggregate Common Stock deliverable upon conversion of or exchange for any such securities shall be considered to have been delivered at the time of issuance of such securities, for a consideration equal to the consideration received by the corporation for such securities (before deducting underwriting discounts, commissions, and other expenses) plus the minimum consideration (other than such securities) to be received by the corporation upon the exchange or conversion of such securities;

                                    (iii) If the purchase or conversion price
provided for in any rights, options, or warrants referred to above, the additional consideration, if any, payable upon the conversion or exchange of convertible securities referred to above, or the rate at which any options, warrants, rights, or convertible securities referred to above are convertible into or exchangeable for shares of Aggregate Common Stock shall change (other than under or by reason of provisions designed to protect against dilution), the Conversion Price (and the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon the conversion of shares of Convertible Preferred Stock) in effect at the time of such event shall be readjusted to the Conversion Price (and the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon the conversion of shares of Convertible Preferred Stock) which would have been in effect at such time had such rights, options, warrants, or convertible securities still outstanding provided for such new purchase or conversion price, additional consideration, or conversion rate, as the case may be, at the time initially granted, issued, or sold. If the purchase or conversion price provided for in any such right, option, or warrant referred to above, the additional consideration, if any, payable upon the conversion or exchange of convertible securities referred to above, or the rate at which any convertible securities referred to above are convertible into or exchangeable for shares of Aggregate Common Stock shall be changed at any time by reason of provisions designed to protect against dilution, then when shares of Aggregate Common Stock are delivered upon the exercise of any such right, option, or warrant or upon conversion or exchange of any such convertible security, the Conversion Price (and the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon the conversion of shares of Convertible Preferred Stock) then in effect hereunder shall be readjusted to such amount as would have been obtained had such right, option, warrant, or convertible security never been issued as to such shares of Aggregate Common Stock and had the adjustments required hereunder been made at the time of the issuance of the shares of Aggregate Common Stock delivered as aforesaid; and

                                    (iv) On the expiration of any such options,
warrants, or rights, or at the termination of any such rights to convert or exchange, the Conversion Price (and the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon the conversion of shares of Convertible Preferred Stock) then in effect shall be readjusted to the Conversion Price (and the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon the conversion of shares of Convertible Preferred Stock) which would have been in effect had the adjustments (and readjustments) made upon the issuance of such expired or terminated options, warrants, rights, or securities (or upon the occurrence of any event with respect thereto specified in the immediately preceding paragraph II.E.3.d(iii)) been made without reference to the number of shares of Aggregate Common Stock subject to such terminated or expired options, warrants, rights, or securities. Notwithstanding the prior sentence, the Holder shall not be required to surrender or adjust any shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, theretofore received by the Holder upon conversion of shares of Convertible Preferred Stock.

                           e. Special Dividends; Purchase Rights.

                                    (i) If at any time on or after the Issue
Date the corporation shall distribute to all holders of shares of Aggregate Common Stock of any class evidences of its indebtedness or assets (excluding any regular periodic cash dividend) or a distribution in partial liquidation, each payable otherwise than in shares of Aggregate Common Stock or in securities to which the provisions of the immediately following paragraph II.E.3.e(ii) are applicable, the corporation shall pay to the Holder of Convertible Preferred Stock, upon the conversion thereof at any time on or after the payment of such dividend or distribution, the securities and other property (including cash) which such Holder would have received (together with all subsequent dividends and distributions thereon) if such Holder had converted such Convertible Preferred Stock on the record date fixed in connection with such dividend or distribution, and the corporation shall take whatever steps are necessary or appropriate to keep in reserve at all times any securities and other properties which are required to fulfill such obligations of the corporation. Notwithstanding the foregoing, the rights of the Holder under this paragraph II.E.3.e(i) upon the corporation's declaration of a dividend or distribution in partial liquidation payable only in securities convertible into shares of Aggregate Common Stock may be exercised only in lieu of any adjustment (in this paragraph II.E.3.e(i)) called a "subparagraph (d) adjustment") because of such dividend or distribution called for under paragraph II.E.3.d, and upon exercise hereof such Holder must elect either such subparagraph (d) adjustment or the rights and benefits provided for in this paragraph II.E.3.e(i)). For the purposes of determining the Conversion Price from time to time in effect and the number of shares from time to time subject hereto prior to the conversion of shares of Convertible Preferred Stock, it shall be assumed that the Holder hereof will so elect subparagraph (d) adjustments, but upon any election of the rights and benefits provided for in this paragraph II.E.3.e(i) made at the time of exercise hereof the Conversion Price then in effect (and the number of outstanding shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, purchasable upon such conversion) shall be redetermined to equal the amounts which would have been in effect had such subparagraph (d) adjustments never been made. Notwithstanding the other provisions of this paragraph II.E.3.e(i), in no event shall any Holder have the right to receive, or to elect to receive, Voting Common Stock pursuant to this subsection if, as a result thereof, a "change of control" could be deemed to occur under the Indenture, and, in lieu thereof, the Holder shall have the right to receive, or the right to elect to receive, an equivalent number of shares of Nonvoting Common Stock.

                                    (ii) If at any time on or after the Issue
Date the corporation shall grant, issue, or sell any options or rights to purchase stock, warrants, securities, or other property pro rata to the holders of Aggregate Common Stock of all classes ("Purchase Rights"), then each Holder shall be entitled (but not obligated) to acquire, in lieu of any subparagraph
(d) adjustment and upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if it had held the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon conversion of the Convertible Preferred Stock immediately prior to the time or times at which the corporation granted, issued, or sold such Purchase Rights.

                           f. Additional Adjustments.

                                    (i) If at any time or from time to time
conditions arise by reason of action taken by the corporation which are not adequately covered by the provisions of this paragraph II.E.3, and which might materially and adversely affect the exercise rights of the Holders of Convertible Preferred Stock, upon the request of at least a majority in interest of the Holders (determined as a single series), the corporation shall appoint at its sole discretion a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the corporation), which shall give their opinion upon the adjustment, if any, of the number of shares issuable upon the conversion of the Convertible Preferred Stock, on a basis consistent with the standards established in the other provisions of this paragraph II.E.3 of and assuming all other adjustments required pursuant to this paragraph II.E.3 have been made, necessary in order to preserve without diminution the rights of the Holders of the Convertible Preferred Stock. Upon receipt of such opinion, the Board of Directors shall forthwith make the adjustments described therein.

                                    (ii) Notwithstanding any other provision
hereof, any antidilution adjustments made pursuant to the terms hereof or of the Warrants and the

Subordinated Notes shall be deemed to be made simultaneously, the intention being to avoid any iterative calculations.

                           g. Effect of Reorganization and Asset Sales. If any
capital reorganization of the corporation, reclassification of the Aggregate Common Stock of the corporation, statutory exchange, consolidation, or merger of the corporation with another Person, or sale of all or substantially all of the corporation's assets to another Person shall be effected in such a way that holders of Aggregate Common Stock shall be entitled to receive stock, securities, or assets (including cash) of the corporation or another Person with respect to or in exchange for Aggregate Common Stock (each such transaction being hereinafter referred to as a "Transaction"), then, as a condition of the consummation of each Transaction, lawful and adequate provisions shall then be made so that each Holder, upon the conversion of the Convertible Preferred Stock at any time after the consummation of such Transaction, shall be entitled to receive, and such Convertible Preferred Stock shall thereafter represent the right to receive, in lieu of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon conversion thereof but otherwise upon and subject to all terms and conditions hereof, the cash, securities, or other property to which such Holder would have been entitled upon the consummation of such Transaction if such Holder had converted such Convertible Preferred Stock immediately prior thereto (subject to adjustments from and after the consummation date of such Transaction as nearly equivalent as possible to the adjustments provided for in this paragraph II.E.3). The corporation shall not effect any Transaction unless prior to the consummation thereof each Person (other than the corporation) which may be required to deliver any securities or other property upon the conversion of the Convertible Preferred Stock as provided herein shall assume, by written instrument delivered to each registered Holder of the Convertible Preferred Stock in form and substance reasonably satisfactory to at least a majority in interest of the Holders, the obligation to continue to honor the terms of the Convertible Preferred Stock and to deliver to such Holders such securities or other property to which, in accordance with the foregoing provisions, such Holders may be entitled, and such Person shall have similarly delivered to each registered Holder an opinion of counsel for such Person, in substance and from such counsel as is acceptable to the Holders, stating that the Convertible Preferred Stock shall thereafter continue in full force and effect and shall be enforceable against such Person in accordance with the terms hereof and thereof.

                           h. Notice of Adjustment or Substitution. On the
happening of an event requiring an adjustment of the Conversion Price and upon each change in the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon the conversion of the Convertible Preferred Stock, and in the event of any change in the rights of the Holder of Convertible Preferred Stock by reason of other events herein set forth, the corporation shall as soon as practicable give written notice (the "Notice of Adjustment") to the registered Holder(s) of Convertible Preferred Stock: (i) describing the event; (ii) stating the adjusted Conversion Price and the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable based upon the difference between the Conversion Price before and after such adjustment; and (iii) stating how such adjustment of Conversion Price or number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, was calculated and the facts on which the calculation is based.

                           i. Accountant's Opinion. Upon each adjustment of the
Conversion Price and upon each change in the number of shares of Voting Common Stock or Nonvoting

Common Stock, as the case may be, issuable upon the conversion of the Convertible Preferred Stock, and in the event of any change in the rights of the Holder of Convertible Preferred Stock by reason of other events herein set forth, then and in each such case, upon the reasonable written request of at least 50% in interest of the registered Holders of Convertible Preferred Stock, determined as a single series, given to the corporation within thirty (30) days after the corporation has given the Notice of Adjustment, the corporation will promptly obtain an opinion of independent certified public accountants selected by the corporation and reasonably satisfactory to such Holder(s), stating the adjusted Conversion Price and the new number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, so issuable, or specifying the other shares of stock, securities, or assets and the amount thereof receivable as a result of such adjustment or change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The corporation will promptly mail a copy of such accountant's opinion to each registered Holder of Convertible Preferred Stock. The costs of the accountant's opinion shall be borne (i) by the corporation, if the accountant's opinion reflects any change to the adjusted Conversion Price or the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, so issuable set forth in the Notice of Adjustment, or (ii) by the Holders, if the accountant's opinion reflects no change to the adjusted Conversion Price or the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, so issuable set forth in the Notice of Adjustment. Any dispute or controversy in respect of the accountant's opinion shall be submitted to final and binding arbitration in Dallas, Texas pursuant to the commercial arbitration rules of the American Arbitration Association. All costs and expenses (including reasonable attorneys' fees) incurred by the corporation and the Holders in connection with any such arbitration proceeding shall be paid by the non-prevailing party (as determined by the arbitrator(s)).

                           j. Adjustment of Less Than $0.01. The corporation
shall not be required to give any Notice of Adjustment of the Conversion Price in accordance with paragraph II.E.3.h if the amount of such adjustment shall be less than $0.01, but in such case any such adjustment shall be carried forward and notice thereof shall be given at the time of and together with the next subsequent adjustment, which, together with any adjustment so carried forward, shall amount to not less than $0.01 per share; provided, however, that notice of each such adjustment of the Conversion Price shall be given not later than three years from the date such adjustment would have been required to be made except for the provisions of this paragraph II.E.3.j.

                           k. Treasury Shares. The number of shares of Aggregate
Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the corporation or any of its Subsidiaries, but the disposition of any such shares shall be considered an issue or sale of Aggregate Common Stock for the purposes of this paragraph II.E.

                           l. Adjustment Exceptions. Anything in this paragraph
II.E to the contrary notwithstanding, no adjustment of the Conversion Price or the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, issuable upon the conversion of the Convertible Preferred Stock shall be made upon (i) the issuance of any shares of Aggregate Common Stock upon the exercise of any of the Warrants, exchange of the Subordinated Notes, conversion of any Convertible Preferred Stock, or the issuance of rights to acquire shares of Aggregate Common Stock under any of the foregoing, (ii) the issuance of any shares of Aggregate Common Stock or other securities pursuant to any Plans or (iii) the issuance of shares of Aggregate Common Stock or rights to acquire Aggregate Common Stock in connection with any redemption pursuant to Article 3 of either of the Subordinated Notes or in connection with any redemption of Convertible Preferred Stock.

         F. Voting Rights.

                  1. General.

                           a. The Holders of shares of Series A Voting Preferred
Stock shall be entitled to vote with the holders of Voting Common Stock as a single class on all matters requiring shareholder approval. Each share of the Series A Voting Preferred Stock shall have a number of votes equal to the number of shares of Common Stock into which such share of Series A Voting Preferred Stock is convertible pursuant to paragraph II.E.1 hereof at the time the vote is taken.

                           b. The Holders of Series B Nonvoting Preferred Stock,
except as required under Texas law or as set forth in paragraphs II.F.2, II.F.3 and II.F.4, shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the shareholders of the corporation.

                  2. Restrictions.

                           a. In addition to the voting right of Series A Voting
Preferred Stock set forth in paragraph II.F.1.a, so long as any shares of the Convertible Preferred Stock are outstanding, the corporation shall not authorize any class of Parity Stock without the affirmative vote or consent of Holders of at least a majority of the then outstanding shares of Convertible Preferred Stock, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting.

                           b. In addition to the voting right of Series A Voting
Preferred Stock set forth in paragraph II.F.1.a, so long as any shares of the Convertible Preferred Stock are outstanding, the corporation shall not authorize any class of Senior Stock, without the affirmative vote or consent of Holders of at least a majority of the outstanding shares of Convertible Preferred Stock, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting.

                           c. In addition to the voting right of Series A Voting
Preferred Stock set forth in paragraph II.F.1.a, so long as any shares of Convertible Preferred Stock are outstanding, the corporation shall not amend these Articles of Incorporation so as to affect adversely the specified designations, preferences, limitations and relative rights, including voting rights, of the shares of Convertible Preferred Stock or to authorize the issuance of any additional shares of Convertible Preferred Stock (other than upon exchange of the Subordinated Notes or as dividends thereon) without the affirmative vote or consent of Holders of at least a majority of the issued and outstanding shares of Convertible Preferred Stock, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting; provided, however that the foregoing, with respect to provisions of these Articles of Incorporation that affect adversely only the Series A Voting Preferred Stock or the Series B Nonvoting Preferred Stock, as the case may be, shall only require the vote or consent of such series so affected.

                           d. Except as set forth in paragraphs II.F.2.a,
II.F.2.b and II.F.2.c, (i) the creation, authorization, or issuance of any shares of any Junior Stock, Parity Stock, or Senior Stock, including the designation thereof within the existing series of Convertible Preferred Stock or
(ii) the increase or decrease in the amount of authorized Capital Stock of any class, including Preferred Stock, shall not require the consent of Holders of Convertible Preferred Stock.

                  3. Triggering Events.

                           a. If, so long as the Initial Investors or their
Affiliates own at least 50% of the aggregate number of shares of Convertible Preferred Stock outstanding, (i) the corporation fails to convert all of the then outstanding shares of Convertible Preferred Stock under the conversion provisions of paragraph II.E.1 (after notice has been given), (ii) the corporation fails to purchase shares of Convertible Preferred Stock pursuant to paragraph II.H.2, or (iii) the corporation violates the covenants set forth in paragraph II.I in any material manner (each, a "Voting Rights Triggering Event"), then the number of directors constituting the Board of Directors shall be adjusted by the number, if any, necessary to permit the Holders of Convertible Preferred Stock, voting as a single class, to elect two directors of the Board of Directors. Holders of a majority of the issued and outstanding Convertible Preferred Stock, voting as one class, shall for the periods set forth in paragraph II.F.3.b have the exclusive right to elect two directors of the Board of Directors at a meeting therefor called upon occurrence of such Voting Rights Triggering Event and at every subsequent meeting at which the terms of office of the directors so elected expire. The number of directors elected by the Holders of Convertible Preferred Stock shall be reduced by the number of directors, if any, elected to the Board of Directors by the Holders or their Affiliates under the terms of the Subordinated Notes.

                           b. The right of Holders of Convertible Preferred
Stock to elect members of the Board of Directors as set forth in paragraph II.F.3.a shall continue until such time as the failure, breach, or default giving rise to such Voting Rights Triggering Event is remedied or is waived by Holders of at least a majority of the shares of Convertible Preferred Stock then outstanding and entitled to vote thereon, at which time (i) the special right of Holders of Convertible Preferred Stock to vote for the election of directors and
(ii) the term of office of the directors elected by Holders of Convertible Preferred Stock shall terminate. At any time after voting power to elect directors shall have become vested and be continuing in Holders of Convertible Preferred Stock pursuant to paragraph II.F.3.a, or if vacancies shall exist in the offices of directors elected by Holders of Convertible Preferred Stock, a proper officer of the corporation may, and upon the written request of the Holders of record of at least twenty-five percent (25%) of the shares of Convertible Preferred Stock then outstanding addressed to the secretary of the corporation shall, call a special meeting of the Holders of Convertible Preferred Stock for the purpose of electing the directors which such Holders are entitled to elect. If such meeting shall not be called by a proper officer of the corporation within twenty (20) Business Days after personal service of said written request upon the secretary of the corporation, or within twenty (20) Business Days after mailing the same within the United States by certified mail, addressed to the secretary of the corporation at its principal executive offices, then (A) the Holders of record of at least twenty-five percent (25%) of the outstanding shares of Convertible

Preferred Stock may designate in writing one of their number to call such meeting at the expense of the corporation, and such meeting may be called by the Person so designated upon the notice required for the annual meetings of shareholders of the corporation and shall be held at the place designated in such notice, or (B) the Holders of record of at least a majority of the outstanding shares of Convertible Preferred Stock may elect such members to the Board of Directors without a meeting, without prior notice, and without a vote, if such Holders sign a consent or consents in writing electing such members to the Board of Directors. Any Holder of Convertible Preferred Stock so designated shall have, and the corporation shall provide, access to lists of shareholders to be called pursuant to the provisions hereof.

                           c. At any meeting held for the purpose of electing
directors at which the Holders of Convertible Preferred Stock shall have the right to elect directors as aforesaid, the presence in person or by proxy of the Holders of at least a majority of the outstanding shares of Convertible Preferred Stock shall be required to constitute a quorum of such Convertible Preferred Stock.

                  4. Number of Votes. In any case in which the Holders of Convertible Preferred Stock shall be entitled to vote pursuant to this paragraph II.F (except as provided in paragraph II.F.1.a) or pursuant to Texas law, each Holder of Convertible Preferred Stock entitled to vote with respect to such matter shall be entitled to one vote for each share of Convertible Preferred Stock held. The right of Holders of Convertible Preferred Stock to elect directors pursuant to this paragraph II.F shall be in addition to, and not in substitution for or diminution of, the rights of the Holder and its assigns or Affiliates to appoint members of the Board of Directors under the terms of the Purchase Agreement.

         G. Reissuance of Convertible Preferred Stock. Shares of Convertible Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the laws of Texas) have the status of authorized and unissued shares of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock; provided, however, that any issuance of such shares as Convertible Preferred Stock must be in compliance with the terms hereof.

         H. Redemption.

                  1. Redemption at the Option of the Corporation. At any time after July 26, 2002, to the extent the corporation shall have funds legally available for such payment, the corporation may, at its option as determined by the Special Committee and upon at least 10 Business Days prior written notice to Holders, redeem shares of Convertible Preferred Stock in whole or in part, at a redemption price per share in cash equal to 100% of the then liquidation preference of such shares, plus (without duplication) accrued and unpaid cash dividends thereon to the date fixed for redemption, without interest.

                  2. Redemption in the Event of a Change of Control. In the event of a Change of Control, the corporation shall, to the extent it shall have funds legally available for such payment, offer to redeem for cash all of the shares of Convertible Preferred Stock then outstanding, and shall redeem the shares of Convertible Preferred Stock of any Holder of such shares that shall consent to such redemption upon a date no later than 30 Business Days following the Change of Control, at a redemption price per share equal to 100% of the then liquidation preference of such shares, in cash, plus (without duplication) accrued and unpaid cash dividends thereon to the date fixed for redemption, without interest.

                  3. Failure to Redeem. If the corporation is unable or shall fail to discharge its obligation to redeem all outstanding shares of Convertible Preferred Stock pursuant to paragraph II.H.2 (a "Mandatory Redemption Obligation"), such Mandatory Redemption Obligation shall be discharged as soon as the corporation is able to discharge such Mandatory Redemption Obligation. If and so long as any Mandatory Redemption Obligation with respect to the Convertible Preferred Stock shall not be fully discharged, neither the corporation nor any Subsidiary thereof shall (a) directly or indirectly, redeem, purchase, or otherwise acquire any Parity Stock or discharge any mandatory or optional redemption, sinking fund, or other similar obligation in respect of any Parity Stock (except in connection with a redemption, sinking fund, or other similar obligation to be satisfied pro rata with the Convertible Preferred Stock) or (b) declare or make any dividend or distribution on any Junior Stock, or, directly or indirectly, discharge any mandatory or optional redemption, sinking fund, or other similar obligation in respect of the Junior Stock.

                  4. Procedure for Redemption.

                           a. In the event that fewer than all the outstanding
shares of Convertible Preferred Stock are to be redeemed pursuant to paragraph II.H.1, the number of shares to be redeemed shall be determined by the Board of Directors and the shares so redeemed shall be selected pro rata (with any fractional shares being rounded to the nearest whole share) according to the number of whole shares held by each holder of Convertible Preferred Stock.

                           b. In the event the corporation shall redeem shares
of Convertible Preferred Stock pursuant to paragraph II.H.1, notice of such redemption (the "Redemption Notice") shall be given by express delivery service sent not more than 75 Business Days nor less than 40 Business Days prior to the redemption date, to each Holder of record of the shares of Convertible Preferred Stock to be redeemed at such Holder's address as the same appears on the stock register of the corporation; provided, however, that neither the failure to give the Redemption Notice nor any defect therein shall affect the validity of the giving of notice for the redemption of any share of Convertible Preferred Stock to be redeemed except as to the Holder to whom the corporation has failed to give the Redemption Notice or except as to the Holder whose Redemption Notice was defective. Each Redemption Notice shall state: (i) the redemption date; (ii) the number of shares of Convertible Preferred Stock to be redeemed and, if fewer than all the shares of Convertible Preferred Stock held by such Holder are to be redeemed, the number of such shares to be redeemed from such Holder; (iii) customary provisions regarding the surrender of certificates; (iv) the redemption price; (v) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

                           c. In the case of any redemption pursuant to
paragraph II.H.1, and if the Redemption Notice has been properly provided in accordance with paragraph II.H.4.b, from and after the applicable redemption date (unless the corporation shall default in providing money necessary for payment of the redemption price for the shares of Convertible Preferred Stock called for redemption), dividends on the shares of Convertible Preferred Stock so called for redemption shall cease to accrue and all rights of the Holders thereof as shareholders of the corporation (except the right to receive the redemption price from the corporation) shall cease. Upon surrender in accordance with any such redemption notice of the certificates for any shares of Convertible Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares of Convertible Preferred Stock shall be redeemed by the corporation at the redemption price specified herein and in the Redemption Notice. If fewer than all the shares of Convertible Preferred Stock represented by any such certificate are redeemed, the corporation shall issue a new certificate representing the unredeemed shares of Convertible Preferred Stock without cost to the Holder thereof.

                           d. In the case of a redemption pursuant to paragraph
II.H.2, notice of such redemption shall be given by express delivery service sent not more than ten Business Days following the occurrence of the Change of Control, to each Holder of record of the shares of Convertible Preferred Stock to be redeemed at such Holder's address as the same appears on the stock register of the corporation; provided, however, that neither the failure to give such notice nor any defect therein shall affect the validity of the giving of notice for the redemption of any share of Convertible Preferred Stock to be redeemed, except as to the Holder to whom the corporation has failed to give said notice or except as to the Holder whose notice was defective. Each such redemption notice shall state: (i) that a Change of Control has occurred; (ii) the redemption date; (iii) the redemption price; (iv) customary provisions regarding the surrender of certificates; (v) that such Holder may elect to cause the corporation to redeem all or any of the shares of Convertible Preferred Stock held by such Holder; (vi) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (vii) that dividends on the shares the Holder elects to cause the corporation to redeem will cease to accrue on such redemption date. Upon receipt of such redemption notice, the Holder of Convertible Preferred Stock shall, within 10 Business Days of receipt thereof, return such redemption notice to the corporation indicating the number of shares of Convertible Preferred Stock such Holder shall elect to cause the corporation to redeem, if any.

                           e. In the case of a redemption pursuant to paragraph
II.H.2, and if notice thereof has been properly provided in accordance with paragraph II.H.4.d, from and after the redemption date (unless the corporation shall default in providing necessary money for the payment of the redemption price for the shares of Convertible Preferred Stock called for redemption), dividends on such shares of Convertible Preferred Stock as the Holder elects to cause the corporation to redeem shall cease to accrue, and all rights of the electing Holders thereof as shareholders of the corporation as to such Shares (except the right to receive the redemption price from the corporation) shall cease. Upon surrender in accordance with such redemption notice of the certificates for any shares of Convertible Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares of Convertible Preferred Stock shall be redeemed by the corporation at the redemption price specified herein and in such redemption notice.

                           f. Notwithstanding any other provision of these
Articles of Incorporation to the contrary, in the event the corporation (i) delivers a Redemption Notice under paragraph II.H.1 and the Holder timely elects to convert shares of Convertible Preferred Stock pursuant to paragraph II.E, then, for purposes of a redemption under paragraph II.H.1, the "redemption date" shall mean the latter of (A) the redemption date set forth in the Redemption Notice and (B) the date upon which any applicable waiting period under the Hart-Scott-Rodino

Antitrust Improvements Act of 1976, as amended (the "HSR Act") shall have expired or early termination thereof shall have been granted without limitation, restriction, or condition, and (ii) delivers a redemption notice under paragraph II.H.2 and the Holder timely elects to convert shares of Convertible Preferred Stock pursuant to paragraph II.E, then, for purposes of a redemption under paragraph (2) of this paragraph II.H, the "redemption date" shall mean the latter of (A) the date 40 Business Days after a Change of Control and (B) the date upon which any applicable waiting period under the HSR Act shall have expired or early termination thereof shall have been granted without limitation, restriction, or condition.

         I. Covenants.

                  1. Limitation on Sale of Assets and Subsidiary Stock.

                           a. For so long as any shares of Convertible Preferred
Stock are issued and outstanding, the corporation will not, and will not permit any of its Subsidiaries to, engage in an Asset Sale, unless (i) the corporation or such Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value (which, if it exceeds $1,000,000, shall be determined by (i) the Board of Directors and set forth in a Board Resolution delivered to the Holders or (ii) to the extent any such Asset Sale involves a sale to a Holder, the Special Committee and set forth in a resolution delivered to the Holders) of the assets (including, if appropriate, Equity Interests) disposed of or issued, as appropriate, and (ii) at least 75% of the consideration therefor received by the corporation or such Subsidiary is in the form of cash or Cash Equivalents; provided, however, that the 75% limitation referred to above shall not apply to any Asset Sale in which the cash portion of the consideration received therefor, determined in accordance with the following sentence, is equal to or greater than what the after-tax net proceeds would have been had such transaction complied with the aforementioned 75% limitation.

                           b. For purposes of this covenant (and not for
purposes of any other provision of these Articles of Incorporation), the term "cash" shall be deemed to include (i) any notes or other obligations received by the corporation or such Subsidiary as consideration as part of such Asset Sale that are immediately converted by the corporation or such Subsidiary into actual cash or Cash Equivalents (to the extent of the actual cash or Cash Equivalents so received) and (ii) any liabilities of the corporation or such Subsidiary (as shown on the most recent balance sheet of the corporation or such Subsidiary) that are payable in cash and that (A) are assumed by the transferee of the assets which are the subject of such Asset Sale as consideration therefor in a transaction the result of which is that the corporation and all of its Subsidiaries are released from all liability for such assumed liability, (B) are not owed to the corporation or any Subsidiary of the corporation and (C) constitute short-term liabilities (as determined in accordance with GAAP).

                           c. Within 360 days after the receipt of any Net
Proceeds from an Asset Sale, the corporation may apply, directly or indirectly, such Net Proceeds (i) to repay permanently Senior Indebtedness of the corporation or of its Subsidiaries or (ii) to the making of a capital expenditure or the acquisition of other long-term assets, in each case, in a Related Business. Any Net Proceeds from Asset Sales that are not applied or invested as provided in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10,000,000, the corporation may make an offer to all holders of the Notes to the extent required by Section 4.08(b) of the Indenture. Pending the final application of any such Net Proceeds, the corporation or its Subsidiaries, as the case may be, may temporarily reduce Indebtedness under the Senior Credit Facility or otherwise invest such Net Proceeds in any manner that is not prohibited by this Section II. If the aggregate principal amount of Notes tendered by the holders thereof is less than the amount of Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

                           d. For so long as any shares of Convertible Preferred
Stock are issued and outstanding, the corporation will not, and will not permit any of its Subsidiaries to, transfer, convey, sell, or otherwise dispose of any Capital Stock of any of its Subsidiaries to any Person (other than the corporation or another Subsidiary of the corporation), unless (i) such transfer, conveyance, sale, or other disposition is of all of the Capital Stock of such Subsidiary owned by the corporation and its Subsidiaries or is otherwise permitted under paragraph II.I.6 and (ii) such transaction is conducted in accordance with paragraphs II.I.1.a and II.I.1.b.

                  2. Limitation on Restricted Payments.

                           a. For so long as any shares of Convertible Preferred
Stock are issued and outstanding, the corporation will not, and will not permit any of its Subsidiaries to, directly or indirectly, (i) declare or pay any dividend or make any other payment or distribution on account of the corporation's or any of its Subsidiary's Equity Interests (including, without limitation, any payment in connection with any merger or consolidation) other than dividends or distributions (A) paid or payable in Equity Interests (other than Disqualified Stock) of the corporation or (B) paid or payable to the corporation or any Subsidiary of the corporation; (ii) purchase, redeem, or otherwise acquire or retire for value any Equity Interests of the corporation or any direct or indirect parent of the corporation or other Affiliate of the corporation or any Subsidiary of the corporation (other than any such Equity Interests owned by the corporation or any Subsidiary of the corporation); (iii) make any principal payment on, or purchase, redeem, defease, or otherwise acquire or retire for value prior to the scheduled maturity, scheduled repayment, or scheduled sinking fund payment, any Subordinated Indebtedness (except, if no Voting Rights Triggering Event is continuing or would result therefrom, any such payment, purchase, redemption, defeasance, or other acquisition or retirement for value made (A) out of Excess Proceeds available for general corporate purposes if such payment or other action is required by the indenture or other agreement or instrument pursuant to which such Subordinated Indebtedness was issued, (B) upon the occurrence of a Change of Control if (1) such payment or other action is required by the indenture or other agreement or instrument pursuant to which such Subordinated Indebtedness was issued and (2) the corporation has purchased all of the Subordinated Notes properly tendered pursuant to the terms thereof or (3) upon the redemption of the Convertible Preferred Stock in accordance with the terms of these Articles of Incorporation); or (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

                                    (i) no Voting Rights Triggering Event shall
have occurred and be continuing or would occur as a consequence thereof;

                                    (ii) cumulative dividends on the Convertible
Preferred Stock have been paid in full;

                                    (iii) the corporation would, at the time of
such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable Reference Period, have been permitted to Incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio test set forth in paragraph II.I.3.a; and

                                    (iv) such Restricted Payment, together with
the aggregate amount of all other Restricted Payments declared or made by the corporation and its Subsidiaries after the Issue Date shall not exceed, at the date of determination, the sum of (a) 50% of aggregate Consolidated Net Income of the corporation from the beginning of the first fiscal quarter commencing after the Issue Date to the end of the corporation's most recently ended fiscal quarter for which financial statements are available at the time of such Restricted Payment (or, if such aggregate Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus (b) 100% of the aggregate net cash proceeds received by the corporation from the issue or sale after the Issue Date of Equity Interests of the corporation or of Disqualified Stock or debt securities of the corporation that have been converted into such Equity Interests (other than Equity Interests (or Disqualified Stock or convertible debt securities) sold to a Subsidiary of the corporation and other than Disqualified Stock or debt securities that have been converted into Disqualified Stock), plus (c) the aggregate net cash proceeds received by the corporation as capital contributions to the corporation (other than from a Subsidiary of the corporation) after the Issue Date (other than capital contributions from Wingate, its partners, or their respective Affiliates).

                           b. The foregoing provisions will not prohibit the
following Restricted Payments:

                                    (i) the payment of any dividend or other
distribution within 60 days after the date of declaration thereof, if, at said date of declaration, such payment would have complied with the provisions of this Section II;

                                    (ii) the redemption, repurchase, retirement,
or other acquisition of any Equity Interests of the corporation (other than Disqualified Stock) in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the corporation) of other Equity Interests of the corporation (other than Disqualified Stock or one or more sales of Equity Interests to Wingate, its partners, or their respective Affiliates); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, or other acquisition shall be excluded from clause (iii) of paragraph II.I.2.a (both for purposes of determining the aggregate amount of Restricted Payments made and for purposes of determining the aggregate amount of Restricted Payments permitted);

                                    (iii) the payment, purchase, redemption,
defeasance, or other acquisition or retirement for value of Subordinated Indebtedness with the net cash proceeds from a substantially concurrent Incurrence of Permitted Refinancing Indebtedness or the substantially concurrent sale (in each case other than to a Subsidiary of the corporation) of Equity Interests of the corporation (other than Disqualified Stock or one or more sales of Equity Interests to

Wingate, its partners, or their respective Affiliates); provided that the amount of any such net cash proceeds that are utilized for any such payment, purchase, redemption, defeasance, or other acquisition or retirement shall be excluded from clause (iii) of paragraph II.I.2.a (both for purposes of determining the aggregate amount of Restricted Payments made and for purposes of determining the aggregate amount of Restricted Payments permitted);

                                    (iv) so long as no Voting Rights Triggering
Event is continuing, the repurchase of Equity Interests of the corporation from former employees of the corporation or any Subsidiary thereof (or the estates, heirs, or legatees of such former employees) for consideration which does not exceed $500,000 in the aggregate in any fiscal year;

                                    (v) any Restricted Investment made with the
net cash proceeds from a substantially concurrent sale (other than to a Subsidiary of the corporation) of Equity Interests of the corporation (other than Disqualified Stock or one or more sales of Equity Interests to Wingate, its partners, or their respective Affiliates); and

                                    (vi) so long as no Voting Rights Triggering
Event is continuing, any Restricted Investment which, together with all other Restricted Investments outstanding made pursuant to this paragraph II.I.2.b does not exceed $5,000,000.

                  Except to the extent specifically noted above, Restricted Payments made pursuant to this paragraph II.I.2.b shall be included in calculating the amount of Restricted Payments made after the Issue Date.

                  c. The amount of all Restricted Payments not made in cash shall be the Fair Market Value (which, if it exceeds $1,000,000, shall be determined in good faith by the Board of Directors and set forth in a Board Resolution delivered to the Holders) on the date of the Restricted Payment of the asset(s) proposed to be transferred by the corporation or any Subsidiary thereof, as the case may be, pursuant to the Restricted Payment. Not later than the date of making any Restricted Payment, the corporation shall deliver to the Holders an Officer's Certificate stating that such Restricted Payments were permitted and setting forth the basis upon which the calculations required by this paragraph II.I.2 were computed, which calculations may be based upon the corporation's latest available financial statements.

         3. Limitation on Incurrence of Indebtedness.

                           a. For so long as any shares of Convertible Preferred
Stock are issued and outstanding, the corporation will not, and will not permit any of its Subsidiaries to, directly or indirectly, Incur any Indebtedness (including Acquired Indebtedness), except for Permitted Indebtedness; provided, however, that the corporation and its Subsidiaries may Incur Indebtedness (including Acquired Indebtedness) if, at the time of Incurrence of such Indebtedness, after giving pro forma effect to such Incurrence as of such date and to the use of proceeds therefrom (including the application or the use of the net proceeds therefrom to repay Indebtedness or make any Restricted Payment)
(i) no Voting Rights Triggering Event shall have occurred and be continuing at the time of, or would occur after giving effect on a pro forma basis to, such Incurrence of Indebtedness and (ii) on the date of such Incurrence (the "Incurrence Date"), the Consolidated Coverage Ratio of the corporation for the Reference Period immediately preceding the Incurrence Date, after giving effect on a pro forma basis to such Incurrence of

Indebtedness and, to the extent set forth in the definition of Consolidated Coverage Ratio, the use of proceeds thereof, would exceed 1.75 to 1 (the "Debt Incurrence Ratio").

                           b. "Permitted Indebtedness" means any and all of the
following:

                                    (i) Indebtedness of the corporation Incurred
pursuant to the Senior Credit Facility in the aggregate principal amount at any time outstanding not to exceed the sum of the aggregate commitments pursuant to the Senior Credit Facility as in effect on the date hereof;

                                    (ii) Existing Indebtedness, including the
Subordinated Notes;

                                    (iii) intercompany Indebtedness between or
among the corporation and any of its Subsidiaries; provided that (a) if the corporation is an obligor on such Indebtedness, such Indebtedness is expressly subordinate to the payment in full of all Obligations with respect to the Convertible Preferred Stock and (b) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the corporation or a Subsidiary of the corporation, or any sale or other transfer of any such Indebtedness to a Person that is not either the corporation or a Subsidiary of the corporation, shall be deemed to constitute a new Incurrence of such Indebtedness by the corporation or such Subsidiary, as the case may be;

                                    (iv) Permitted Refinancing Indebtedness
Incurred in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease, or refund, (a) Indebtedness (other than Permitted Indebtedness) that was Incurred in compliance with these Articles of Incorporation, (b) Indebtedness referred to in paragraph II.I.3.b(i) or II.I.3.b(ii) or (c) Existing Indebtedness, other than Existing Indebtedness, if any, related to the Indebtedness refinanced by the Senior Credit Facility;

                                    (v) Indebtedness of a Subsidiary of the
corporation constituting a Guarantee of Indebtedness of the corporation or a Subsidiary thereof, which Indebtedness was Incurred pursuant to this paragraph II.I.3.b or the Debt Incurrence Ratio test set forth in paragraph II.I.3.a;

                                    (vi) the Incurrence by the corporation or
any of its Subsidiaries of Hedging Obligations of the following types: (a) Interest Rate Hedges with respect to any Indebtedness of such Person that is permitted by the terms of these Articles of Incorporation to be outstanding, the notional principal amount of which does not exceed the principal amount of the Indebtedness to which such Interest Rate Hedge relates and (b) Currency Hedges that do not increase the outstanding loss potential or liabilities other than as a result of fluctuations in foreign currency exchange rates; and

                                    (vii) other Indebtedness of the corporation
and its Subsidiaries from time to time outstanding in an aggregate principal amount not to exceed $20,000,000.


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

                           c. Indebtedness of any Person which is outstanding at
the time such Person becomes a Subsidiary of the corporation or is merged with or into or consolidated with the corporation or a Subsidiary of the corporation shall be deemed to have been Incurred at the time such Person becomes such a Subsidiary of the corporation or is merged with or into or consolidated with the corporation or a Subsidiary thereof, as applicable.

                  4. Limitation on Liens. For so long as any shares of Convertible Preferred Stock are issued and outstanding, the corporation will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, affirm, assume, or suffer to exist any Liens of any kind, other than Liens securing Senior Indebtedness, the Subordinated Indebtedness, and Permitted Liens, against or upon any assets or property now owned or hereafter acquired or any income or profits therefrom or assign or convey any right to receive income therefrom.

                  5. Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries. For so long as any shares of Convertible Preferred Stock are issued and outstanding, the corporation will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, assume, or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any such Subsidiary to (a) (i) pay dividends or make any other distributions to the corporation or any of its Subsidiaries on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits or (ii) pay any Indebtedness owed to the corporation or any of its Subsidiaries, (b) make loans or advances to the corporation or any of its Subsidiaries or (c) transfer any of its properties to the corporation or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) Existing Indebtedness, (ii) the Senior Credit Facility, (iii) applicable law, (iv) any instrument governing Indebtedness or Capital Stock of a Person acquired by the corporation or any of its Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was Incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties of any Person, other than the Person, or the property of the Person, so acquired, provided that in the case of Indebtedness, such Indebtedness was permitted by the terms of these Articles of Incorporation to be Incurred, (v) customary non-assignment provisions in leases, licenses, sales agreements, or other contracts (but excluding contracts related to the extension of credit) entered into in the ordinary course of business and consistent with past practices, (vi) restrictions imposed pursuant to a binding agreement for the sale or disposition of all or substantially all of the Equity Interests or assets of any Subsidiary of the corporation, provided such restrictions apply solely to the Equity Interests or assets being sold, (vii) restrictions imposed by Permitted Liens on the transfer of the assets that are subject to such Liens, (viii) Permitted Refinancing Indebtedness Incurred to refinance Existing Indebtedness or Indebtedness of the type described in clause (iv) above, provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive, as a whole, than those contained in the agreements governing the Indebtedness being refinanced, (ix) the terms of Purchase Money Indebtedness, but only to the extent such Purchase Money Indebtedness encumbers or restricts the property acquired with such Purchase Money Indebtedness and (x) the Subordinated Notes.

                  6. Limitation on Issuance, Sale and Ownership of Capital Stock of Subsidiaries. For so long as any shares of Convertible Preferred Stock are issued and outstanding, the corporation will not, and will not permit any of its Subsidiaries to, (a) sell, assign, transfer, convey or otherwise dispose of, any Equity Interests of any Subsidiary of the


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

corporation, other than to the corporation or another Subsidiary of the corporation, (b) permit any Subsidiary of the corporation to issue any Equity Interests (including, without limitation, pursuant to any merger, consolidation, recapitalization or similar transaction) other than to the corporation or another Subsidiary of the corporation or (c) permit any Person other than the corporation or its Subsidiaries to own any Equity Interests of any Subsidiary of the corporation, except that (i) the corporation or its Subsidiaries may consummate a sale to a Person of all of the Equity Interests of a Subsidiary of the corporation, if such sale is made by the corporation or another Subsidiary of the corporation subject to, and in compliance with, paragraph II.I.1 and (ii) the corporation may issue and permit the subsequent ownership by directors of, directors' qualifying shares.

                  7. Limitation on Mergers, Consolidations, or Sales of Assets. For so long as any shares of Convertible Preferred Stock are issued and outstanding, the corporation will not merge or consolidate (whether or not the corporation is the surviving corporation), or sell, assign, transfer, lease, convey, or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another Person unless: (a) the corporation is the surviving corporation or the Person formed by or surviving any such merger or consolidation (if other than the corporation) or to which such sale, assignment, transfer, lease, conveyance, or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof, or the District of Columbia; (b) the Convertible Preferred Stock shall be converted or exchanged for and shall become shares of such successor, transferee, or resulting Person having in respect of such successor, transferee, or resulting Person the same powers, preferences, and relative participating, optional, or other special rights and qualifications, limitations, or restrictions thereon, that the Convertible Preferred Stock had immediately prior to that transaction; and (c) the corporation, any of its Subsidiaries, or any Person formed by or surviving any such merger or consolidation, or to which such sale, assignment, transfer, lease, conveyance, or other disposition shall have been made will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable Reference Period, be permitted to Incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio test set forth in paragraph II.I.3.a.

         J. Business Day. If any payment or conversion shall be required by the terms hereof to be made on a day that is not a Business Day, such payment or conversion shall be made on the immediately succeeding Business Day.

         K. The Special Committee. Notwithstanding any other provision of this Article Four to the contrary, all determinations with respect to the payment of dividends on the Convertible Preferred Stock requiring action by the corporation's Board of Directors shall be taken by the Special Committee.

         L. No Obligation to Repurchase. Notwithstanding any other provision of this Article Four to the contrary, in no event shall the corporation be required to repurchase any shares of Convertible Preferred Stock on or prior to the date that is 91 days after the date on which the Notes mature.

III. Definitions. As used in this Article Four, including this Section III, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                  "Acquired Indebtedness" means, in respect of the corporation or any of its Subsidiaries, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or becomes a Subsidiary of the corporation or any of its Subsidiaries, including, without limitation, Indebtedness Incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of the corporation or any of its Subsidiaries and (ii) Indebtedness secured by a Lien encumbering any asset acquired by the corporation or any of its Subsidiaries.

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Asset Sale" means (i) the direct or indirect sale, lease, license, conveyance, transfer, or other disposition of any assets or rights (including, without limitation, by way of a sale and leaseback or similar arrangement, by merger or consolidation) by the corporation or any of its Subsidiaries (a "disposition"), in one transaction or a series of transactions; provided, however, that the disposition of all or substantially all of the assets of the corporation and its Subsidiaries taken as a whole will be governed by the provisions of paragraph II.I.7 and not by the provisions of paragraph II.I.1 and (ii) the issuance or disposition by the corporation or any of its Subsidiaries of Equity Interests of the corporation's Subsidiaries.

                           Notwithstanding the foregoing  paragraph,  none of
the following will be deemed an Asset Sale: (i) a disposition of assets by the corporation to a Subsidiary of the corporation or by a Subsidiary of the corporation to the corporation or to another Subsidiary of the corporation; (ii) an issuance of Equity Interests by a Subsidiary of the corporation to the corporation or to another Subsidiary of the corporation; (iii) a Restricted Payment that is permitted by paragraph II.I.2; (iv) dispositions of $250,000 or less; (v) dispositions of assets or rights in the ordinary course of business consistent with past practices; (vi) the grant in the ordinary course of business of any non-exclusive license of intellectual property rights; (vii) any liquidation of any Cash Equivalents; (viii) any disposition of defaulted receivables for collection; and (ix) the grant of any Lien securing Indebtedness (or any foreclosure thereon) to the extent that such Lien is granted in compliance with paragraph II.I.4.

                  "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with GAAP) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

                  "Average Life" means, as of the date of determination, in respect of any security or instrument, the quotient obtained by dividing (i) the sum of the products (A) of the number of years from the date of determination to the date or dates of each successive scheduled principal (or redemption) payment of such security or instrument and (B) the amount of each such respective principal (or redemption) payment by (ii) the sum of all such principal (or redemption) payments.

                  "Bankruptcy Law" means Title II, U.S. Code or any similar federal or state law for the relief of debtors.

                  "Beneficial Owner" or "beneficial owner" (including, with correlative meanings, the terms "Beneficial Ownership" and "Beneficially Owns") for purposes of the definition of Change of Control has the meaning attributed to it in Rules 13d-3 and 13d-5 under the Exchange Act (as in effect on the date of these Articles of Incorporation), whether or not applicable, except that a "person" (as such term is used in Sections 13(d)(3) of the Exchange Act) shall be deemed to have "Beneficial Ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or is exercisable only upon the occurrence of a subsequent condition.

                  "Board of Directors" means the board of directors of the corporation.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the corporation to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to each Holder of Convertible Preferred Stock.

                  "Business Day" means any day except a Saturday, a Sunday, or any day on which banking institutions in Fort Worth, Texas are required or authorized by law or other governmental action to be closed.

                  "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights, or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                  "Capitalized Lease Obligation" means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

                  "Cash Equivalents" means (i) Government Securities having maturities of not more than 12 months from the date of acquisition, (ii) certificates of deposit and eurodollar time deposits with maturities of 12 months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any member bank of the U.S. Federal Reserve System having capital and surplus in excess of $500,000,000, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any financial institution meeting the qualifications specified in clause (ii) above and (iv) commercial paper having the rating of at least P-1 from Moody's Investors Services, Inc. ("Moody's"), or any successor to its rating business, or at least A-1 from Standard & Poor's Ratings Services ("S&P"), or any successor to its rating business, and in each case maturing within 180 days after the date of acquisition.

                  "Change of Control" means the occurrence or existence of any of the following events or circumstances after the date hereof: (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange
Act) (other than the Initial Investors or their Affiliates) becomes the Beneficial Owner of 50% or more of the Voting Common Stock or Jerry E. Kimmel, his family members, heirs, estate or Affiliates, individually or collectively become the Beneficial Owners of more than 46% of the Voting Common Stock (an "Acquiring Person"); or (ii) a sale or transfer of all or substantially all of the assets of the corporation and its Subsidiaries, taken as a whole, to any person or group (other than any person or group consisting solely of any or all of the Initial Investors or their respective Affiliates) has been consummated; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election was approved by a vote of a majority of the directors then still in office, who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the corporation then in office, other than as a result of a reduction of the number of directors comprising the Board of Directors, pursuant to the provisions of these Articles of Incorporation or under the terms of the Senior Credit Facility. Notwithstanding the foregoing, for purposes of clause (i) above, a Change of Control shall not be deemed to have occurred if any person or group becomes an Acquiring Person through one or more transactions which includes the acquisition, directly or indirectly, of any of the Voting Common Stock Beneficially Owned by the Initial Investors or their Affiliates, unless such action is part of a transaction, including a tender or exchange offer, merger, consolidation, or other business combination, in which such person or group acquires or offers to acquire, on substantially the same terms and conditions as those applicable to the Initial Investors and their Affiliates, substantially the same proportion of shares of the outstanding Voting Common Stock of the corporation held by the remaining shareholders; provided, however, that a Change of Control may occur notwithstanding the fact that (A) holders of Voting Common Stock may elect more than one form of consideration in such transaction or (B) such holders may receive cash in lieu of the purchase of fractional shares.

                  "Composite Tape" means in respect of any security, the reporting by the National Association of Securities Dealers, Inc. (or any successor reporting mechanism) of all trades of such security occurring on all exchanges on which such security is traded.

                  "Consolidated Coverage Ratio" of any Person on any date of determination (the "Transaction Date") means the ratio, on a pro forma basis, of
(i) the aggregate amount of Consolidated EBITDA of such Person attributable to continuing operations and businesses (exclusive of amounts attributable to operations and businesses discounted or disposed of) for the Reference Period to
(ii) the aggregate Consolidated Fixed Charges of such Person (exclusive of amounts attributable to operations and businesses discontinued or disposed of, but only to the extent that the obligations giving rise to such Consolidated Fixed Charges would no longer be obligations contributing to such Person's Consolidated Fixed Charges subsequent to the Transaction Date) during the Reference Period; provided, however, that for purposes of such calculation, (A) acquisitions which occurred during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date shall be assumed to have occurred on the first day of the Reference Period, (B) transactions giving rise to the need to calculate the Consolidated Coverage Ratio shall be assumed to have occurred on the first day of the Reference Period, (C) the Incurrence of any Indebtedness or issuance of any Disqualified Stock during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date

(and the application of the proceeds therefrom to the extent used to refinance or retire other Indebtedness) shall be assumed to have occurred on the first day of such Reference Period and (D) the Consolidated Fixed Charges of such Person attributable to interest on any Indebtedness or dividends on any Disqualified Stock bearing a floating interest (or dividend) rate shall be computed on a pro forma basis as if the average rate in effect from the beginning of the Reference Period to the Transaction Date had been the applicable rate for the entire period, unless such Person or any of its Subsidiaries is a party to a Hedging Obligation (which by its terms will remain in effect for the 12-month period immediately following the Transaction Date) that has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used. For purposes of this definition whenever pro forma effect is to be given to a transaction, the pro forma calculations of Consolidated EBITDA and Consolidated Fixed Charges shall be made in accordance with Article 11 of Regulation S-X of the Commission and subject to agreed-upon procedures to be performed by the corporation's independent accountants to determine whether the pro forma calculations are made in accordance with Article 11 of Regulations S-X.

                  "Consolidated EBITDA" means, in respect of the corporation, for any period, the Consolidated Net Income of the corporation for such period adjusted to add thereto (to the extent deducted in determining Consolidated Net Income), without duplication, the sum of (i) consolidated income tax expense,
(ii) consolidated depreciation and amortization expense, and other non-cash charges required to be reflected as expenses for such period on the books and records of the corporation and (iii) Consolidated Fixed Charges, less the amount of all cash payments made by the corporation or any of its Subsidiaries during such period to the extent such payments relate to non-cash charges that were added back in determining Consolidated EBITDA for such period or any prior period.

                  "Consolidated Fixed Charges" means, in respect of the corporation for any period, the sum of (i) the consolidated interest expense of the corporation and its Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization of debt issuance costs and original issue discount, non cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capitalized Lease Obligations, imputed interest in respect of Attributable Debt, interest payments in respect of Indebtedness of another Person that is Guaranteed by the corporation or one or more of its Subsidiaries or secured by a Lien on assets of the corporation or one or more of its Subsidiaries, commissions, discounts, and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations), (ii) the consolidated interest expense of the corporation and its Subsidiaries that was capitalized during such period, in each case, on a consolidated basis and in accordance with GAAP and (iii) the product of (A) the aggregate amount of dividends paid (to the extent not accrued in a prior period) or accrued on Disqualified Stock of the corporation and its Subsidiaries or preferred stock of the corporation's Subsidiaries, to the extent such Disqualified Stock or preferred stock is owned by Persons other than the corporation and its Subsidiaries and (B) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state, local, and foreign statutory tax rate of the corporation, expressed as a decimal.

                  "Consolidated Net Income" means, in respect of the corporation for any period, the aggregate of the Net Income of the corporation and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, however, that (i) the Net


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

Income (but not loss) of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the corporation or any of its Subsidiaries as to which Consolidated Net Income is being calculated, (ii) the Net Income of any Subsidiary of the corporation shall be excluded to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such Net Income would not be permitted at the date of determination or, directly or indirectly, pursuant to the terms of its charter and bylaws (or similar organizational and governing documents) and all agreements, instruments, judgments, decrees, orders, statutes, rules, or governmental regulations applicable to such Subsidiary or its stockholders, (iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iv) the cumulative effect of a change in accounting principles shall be excluded, (v) income or loss attributable to discounted operations shall be excluded and (vi) any gain (but not loss) realized upon the sale or other disposition of any property, plant, or equipment of the corporation or its Subsidiaries (including pursuant to any sale and leaseback transaction) which is not sold or otherwise disposed of in the ordinary course of business and any gain (but not loss) realized upon the sale or other disposition of any Capital Stock of any Person shall be excluded.

                  "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the Maturity Date (as defined in the Subordinated Notes).

                  "Dividend Payment Date" means the last day of June, September, December, and March of each year (unless such day is not a Business Day, in which case the Dividend Payment Date shall be the next succeeding Business Day).

                  "Dividend Period" means a quarterly period of three months.

                  "Dividend Record Date" means the 15th day of June, September, December and March of each year.

                  "Dollars" and "$" mean lawful money or currency of the United States of America.

                  "Equity Interests" means Capital Stock and all warrants, options, or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Existing Indebtedness" means the Notes and all other Indebtedness of the corporation and its Subsidiaries in existence on the Issue Date, including the Subordinated Notes.

                  "Fair Market Value" means, in respect of any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy;

provided, however, that if such value exceeds $1,000,000, such determination shall be made in good faith by the Board of Directors.

                  "GAAP" means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession in the United States as in effect on the Issue Date.

                  "Government Securities" means direct obligations of, or obligations fully guaranteed by, or participations in pools consisting solely of obligations of or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States of America is pledged.

                  "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness (and "Guaranteed" shall have a meaning correlative to the foregoing).

                  "Hedging Obligations" means, in respect of any Person, the obligations of such Person under (i) interest or currency exchange rate swap agreements, interest or currency exchange rate cap agreements, and interest or currency exchange rate collar agreements and (ii) other agreements or arrangements, in any case, designed to protect such Person against fluctuations in interest or currency exchange rates (as appropriate, "Interest Rate Hedges" and "Currency Hedges").

                  "Holder" means a record holder of shares of Convertible Preferred Stock as reflected in the stock books of the corporation.

                  "Incur" means, in respect of any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange, or otherwise), assume, Guarantee, or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "Incurrence," "Incurred," "Incurrable," and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in GAAP that results in an obligation of such Person that exists at such time, and is not theretofore classified as Indebtedness, becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness.

                  "Indebtedness" means, in respect of any Person, (i) any liability of such Person, whether or not contingent (A) for borrowed money, or under any reimbursement obligation relating to a letter of credit, bankers' acceptance, or note purchase facility; (B) evidenced by a bond, note, debenture, or similar instrument (including a purchase money obligation); (C) for the payment of money relating to a Capitalized Lease Obligation; (D) for or pursuant to Disqualified Stock; (E) for or pursuant to preferred stock of any Subsidiary of such Person (other than preferred stock held by such Person or any of its Subsidiaries or in the case of the corporation, any of its Subsidiaries); (F) representing the balance deferred and unpaid of the purchase price of any property or services (except any such balance that constitutes a trade payable or accrued


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

liability in the ordinary course of business that is not overdue by more than 90 days or is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted); or (G) under or in respect of Hedging Obligations; (ii) any liability of others described in the preceding clause (i) that such Person has Guaranteed, that is recourse to such Person or that is otherwise its legal liability, or the payment of which is secured by (or for which the holder of such liability has an existing right to be secured by) any Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such liability; and (iii) any amendment, supplement, modification, deferral, renewal, extension, or refunding of any liability of the types referred to in clauses (i) and (ii) above. The amount of any non-interest bearing or other discount Indebtedness shall be deemed to be the principal amount thereof that would be shown on the balance sheet of the issuer dated such date prepared in accordance with GAAP, but such Indebtedness shall be deemed to have been Incurred only on the date of the original issuance thereof.

                  "Indenture" means the Indenture, dated December 1, 1997, governing the Notes as amended or supplemented from time to time.

                  "Independent Director" means any director of the corporation not affiliated with Wingate or its assigns or Jerry E. Kimmel and who does not have any other relationship (including any relationship, contractual or otherwise, with Wingate, its assigns or Jerry E. Kimmel) that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

                  "Initial Investors" means any person or group comprised solely of any or all of the "Purchasers" under the Purchase Agreement, including any such Purchasers acquiring rights by way of assignment pursuant to Section 13.8 thereof.

                  "Investments" means, in respect of any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations (but excluding endorsements of negotiable instruments for collection in the ordinary course of business)), advances or capital contributions (excluding commissions, travel, and similar advances to directors, officers, and employees made in the ordinary course of business), purchases or other acquisitions (for consideration) of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

                  "Issue Date" means the date of original issuance of the applicable shares of Convertible Preferred Stock.

                  "Kimmel Designees" means Jerry E. Kimmel, if he is a director of the corporation, and any other director of the corporation elected or appointed at the designation of Jerry E. Kimmel.

                  "Lien" means, in respect of any asset, any mortgage, lien, pledge, charge, security interest, or encumbrance of any kind in respect of such asset, whether or not filed, recorded, or otherwise perfected under applicable law (including any conditional sale or other title retention agreement or any lease in the nature thereof).

                  "Market Price" means, with respect to any Aggregate Common Stock, on a per share basis and as of any date, an amount equal to the average, for each of the ten (10) consecutive Trading Days immediately prior to such date, of the closing prices for a share of Voting Common Stock on such Trading Day as reported on the Composite Tape (as reported in The Wall Street Journal or, if not reported thereby, any other authoritative source). If no price can be determined under the foregoing, then the "Market Price" shall be deemed to be the fair market value thereof, as determined by the Special Committee in good faith as of a date which is within fifteen (15) days preceding the date as of which the determination is to be made.

                  "Net Income" means, in respect of any Person, the net income
(loss) of such Person, determined in accordance with GAAP.

                  "Net Proceeds" means, in respect of any Asset Sale, the aggregate amount of cash proceeds (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, other than the portion of such deferred payment constituting interest, and including any amounts received as disbursements or withdrawals from any escrow or similar account established in connection with any such Asset Sale, but, in either case, only as and when so received) received by the corporation or any of its Subsidiaries in respect of such Asset Sale, net of:
(i) the cash expenses of such Asset Sale (including, without limitation, the payment of principal of, and premium, if any, and interest on, Indebtedness required to be paid as a result of such Asset Sale and legal, accounting, management and advisory, and investment banking fees and sales commissions);
(ii) taxes paid or payable as a result thereof; (iii) any portion of cash proceeds that the corporation determines in good faith should be reserved for post-closing adjustments, it being understood and agreed that on the day that all such post-closing adjustments have been determined, the amount (if any) by which the reserved amount in respect of such Asset Sale exceeds the actual post-closing adjustments payable by the corporation or any of its Subsidiaries shall constitute Net Proceeds on such date; (iv) any relocation expenses and pension, severance, and shutdown costs incurred as a result thereof; and (v) any cash amounts actually set aside by the corporation or any of its Subsidiaries as a reserve in accordance with GAAP against any retained liabilities associated with the asset disposed of in such transaction, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction.

                  "Notes" means the corporation's 10 3/8% Senior Subordinated Notes, due December 1, 2007.

                  "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages, and other liabilities payable under the documentation governing any Indebtedness.

                  "Officer" means, in respect of the corporation, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Assistant Secretary, or any Vice President of the corporation.

                  "Officer's Certificate" means a certificate signed on behalf of the corporation by two Officers of such Person, one of whom must be the principal executive officer, the principal financial officer, or the principal accounting officer of the corporation.

                  "Permitted Investments" means (i) any Investment in the corporation or in a Subsidiary of the corporation, (ii) any Investment in Cash Equivalents, (iii) any Investment by the corporation or any of its Subsidiaries in a Person engaged in a Related Business if, as a result of such Investment,
(A) such Person becomes a Subsidiary of the corporation or (B) such Person is merged, consolidated, or amalgamated with or into, or transfers or conveys all or substantially all of its assets to, or is liquidated into, the corporation or a Subsidiary of the corporation, (iv) Investments the payment for which consists exclusively of Equity Interests (excluding Disqualified Stock) of the corporation, (v) Investments in shares of money market mutual or similar funds having assets in excess of $500,000,000, and (vi) Investments in negotiable instruments held for collection in the ordinary course of business and lease, utility, and similar deposits.

                  "Permitted Liens" means (i) Liens securing Permitted Indebtedness Incurred pursuant to clause (i) of the definition of such term,
(ii) Liens in favor of the corporation and/or its Subsidiaries, (iii) Liens on property of a Person existing at the time such Person is merged into or consolidated with the corporation or any of its Subsidiaries, provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the corporation or any of its Subsidiaries,
(iv) Liens securing any Acquired Indebtedness and which exist at the time of acquisition thereof by the corporation or any of its Subsidiaries, provided that such Liens were in existence prior to the contemplation of such acquisition, (v) Liens existing on the Issue Date or arising since such date in compliance with
Section II, (vi) Liens arising by reason of (A) any judgment, decree, or order of any court not constituting an Voting Rights Triggering Event; (B) taxes not yet delinquent or which are being contested in good faith by appropriate proceedings which suspend the collection thereof, promptly instituted and diligently conducted, and for which adequate reserves have been established to the extent required by GAAP; (C) security for payment of workers' compensation or other insurance; (D) good faith deposits in connection with tenders, leases, and contracts (other than contracts for the payment of money), bids, licenses, performance or similar bonds and other obligations of a like nature, in the ordinary course of business; (E) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title (and in respect of leasehold interests, mortgages, obligations, Liens, and other encumbrances incurred, created, assumed, or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessees), none of which materially impairs the use of any parcel of property material to the operation of the business of the corporation or any of its Subsidiaries or the value of such property for the purpose of such business; (F) deposits to secure public or statutory obligations or in lieu of surety or appeal bonds; (G) surveys, exceptions, title defects, encumbrances, easements, reservations of, or rights or others for, rights of way, sewers, electric lines, telegraph or telephone lines and other similar purposes or zoning or other restrictions as to the use of real property not interfering with the ordinary conduct of the business of the corporation or any of its Subsidiaries; or (H) operation of law or statute and incurred in the ordinary course of business, including without limitation, those in favor of mechanics, materialmen, suppliers, laborers or employees, and, if securing sums of money, for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof, promptly instituted and diligently conducted, and for which adequate reserves have been established to the extent required by GAAP, (vii) Liens resulting from the deposit of funds in trust for the purpose of decreasing or defeasing Indebtedness of the corporation and its Subsidiaries so long as such deposit of funds and such decreasing or defeasing of Indebtedness are permitted under paragraph II.I.2, and (viii) any extension, renewal, or replacement (or successive extensions, renewals, or replacements), in whole or in part, of any Lien referred to in the foregoing clauses (iii),
(iv), and (v) above; provided, however, that the principal amount of the Indebtedness secured thereby shall not exceed the principal amount of Indebtedness secured thereby immediately prior to the time of such extension, renewal, or replacement, and that such extension, renewal, or replacement Lien shall be limited to all or a part of the property that secured the Lien so extended, renewed, or replaced (plus improvements on such property).

                  "Permitted Refinancing Indebtedness" means any Indebtedness of the corporation or any of its Subsidiaries issued in exchange for, or the net proceeds of which are used by such Person to extend, refinance, renew, replace, defease, or refund other Indebtedness of such Person ("Old Indebtedness"); provided, however, that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Old Indebtedness plus any premium or penalty payable thereon and any reasonable expenses incurred in connection therewith; (ii) such Permitted Refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Old Indebtedness; (iii) such Permitted Refinancing Indebtedness is on terms that are no more restrictive, as a whole, than those governing such Old Indebtedness; and (iv) such Permitted Refinancing Indebtedness is Incurred only by the corporation or any of its Subsidiaries that is the obligor on the Old Indebtedness.

                  "Person" means any individual, corporation, limited liability corporation, partnership, joint venture, association, joint-stock corporation, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plans" means any plan existing on the date hereof or adopted by the corporation after the date hereof providing for the issuance of Aggregate Common Stock of any class or series or other options or rights to purchase stock, warrants, or other securities.

                  "Purchase Agreement" means the Securities Purchase Agreement, dated as of July 14, 1999 between Wingate and Kevco, Inc.

                  "Purchase Money Indebtedness" means, in respect of the corporation or any of its Subsidiaries, any Indebtedness of the corporation or any of its Subsidiaries to any seller or other Person incurred to finance the acquisition (including in the case of a Capitalized Lease Obligation, the lease) of any real or personal tangible property acquired after the Issue Date which, in the reasonable good faith judgment of the Board of Directors or the board of directors (or similar governing body) of any of its Subsidiaries, as applicable, is directly related to a Related Business and which is Incurred within 180 days of such acquisition and is secured only by the assets so financed.

                  "Reference Period" in respect of any Person means the four full fiscal quarters for which financial statements are available at the time of determination (or such lesser period during which such Person has been in existence) ended immediately preceding any date upon which any such determination is to be made pursuant to the terms of Section II.

                  "Related Business" means the business conducted by the corporation and its Subsidiaries as of the Issue Date and any and all businesses that in the good faith judgment of the Board of Directors are materially related businesses.

                  "Restricted Investment" means an Investment other than a Permitted Investment.

                  "Senior Credit Facility" means the Credit Agreement, as amended, entered into on December 1, 1997 among the corporation, the guarantors named therein, and NationsBank of Texas, N.A., as agent and lender, and the other lenders party thereto.

                  "Senior Indebtedness" means, in respect of any Person, (i) all Indebtedness of such Person outstanding under the Senior Credit Facility and all Hedging Obligations in respect thereof, (ii) any other Indebtedness of such Person permitted to be issued under Section II, provided that Senior Indebtedness shall not include any Indebtedness which by the terms of the instrument creating or evidencing the same is on parity with or is subordinated or junior in right of payment in any respect to any other Indebtedness of such Person or its Subsidiaries or Affiliates and (iii) all Obligations in respect of the foregoing.

                           Notwithstanding   anything  to  the  contrary  in
the foregoing paragraph, Senior Indebtedness will not include (i) any liability for federal, state, local, foreign, or other taxes, (ii) any Indebtedness of any such Person to any of its Subsidiaries or other Affiliates, (iii) any accounts payable or trade liabilities arising in the ordinary course of business (including Guarantees thereof or instruments evidencing such liabilities), (iv) any Indebtedness that is incurred in violation of Section II, (v) Indebtedness of the Person to any shareholder of the Person, (vi) Indebtedness to, or guaranteed by the Person or any of its Subsidiaries for the benefit of, any director, officer, or employee of the Person or any Subsidiary of the Person (including, without limitation, amounts owed for compensation), (vii) Capital Stock of such Person and Indebtedness represented by Disqualified Stock, (viii) Indebtedness which, when Incurred and without respect to any election under
Section 1111(b) of Title 11, United States Code, is without recourse to such Person, (ix) any Indebtedness or obligation which is subordinated in right of payment to any other Indebtedness or obligation of such Person and (x) any Indebtedness under the Notes or any refinancings thereof.

                  "Special Committee" means a committee of the Board of Directors composed solely of the Independent Directors and the Kimmel Designees then in office; provided, however, that such committee shall be constituted such that a majority of its members shall always be Independent Directors.

                  "Subordinated Indebtedness" means Indebtedness of the corporation (or of its Subsidiaries) that is subordinated in right of payment to the Convertible Preferred Stock.

                  "Subordinated Notes" means the corporation's Tranche A and Tranche B Senior Subordinated Exchangeable Notes in the initial principal amounts of $17,000,000 and $6,500,000, respectively.

                  "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person (or a combination thereof) and (ii) any partnership (A) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (B) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof). Unless indicated to the contrary, "Subsidiary" refers to a direct or indirect Subsidiary of the corporation.

                  "Trading Day" means any day on which the NASDAQ Stock Market is open for trading, or if the shares of Voting Common Stock are not quoted on the NASDAQ Stock Market, any day on which the principal national securities exchange or national quotation system on which the shares of Voting Common Stock are listed, admitted to trading or quoted is open for trading.

                  "Warrants" means the following: (i) the warrant issued by the corporation dated July 26, 1999 to The Kevco Partners Investment Trust providing for the purchase of 675,000 shares of Nonvoting Common Stock; (ii) the warrant issued by the corporation dated July 26, 1999 to The Kevco Partners Investment Trust providing for the purchase of 772,727 shares of Nonvoting Common Stock;
(iii) the warrant issued by the corporation dated July 26, 1999 to The Kevco Partners Investment Trust providing for the purchase of 295,455 shares of Nonvoting Common Stock; and (iv) all reissuances, transfers and substitutions of the foregoing.

                  "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of products obtained by multiplying (A) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (B) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

                  "Wingate" means Wingate Partners II, L.P., a Delaware limited partnership.

                                  ARTICLE FIVE

         No shareholder of the corporation shall have any preemptive or preferential right whatsoever to acquire additional, unissued, or treasury shares of the corporation, or securities of the corporation convertible into or carrying a right to subscribed to or acquire shares of any class of stock of the corporation.



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

                                  ARTICLE SIX

         Directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. Cumulative voting in the election of directors of the corporation is expressly denied.

                                 ARTICLE SEVEN

         With respect to any matter, other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBCA, the act of the shareholders shall be the affirmative vote of at least a majority of the shares entitled to vote on, and voted for or against, that matter at a meeting of shareholders at which a quorum is present.

         With respect to any matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBCA, the act of the shareholders on that matter shall be the affirmative vote of the holders of at least a majority of the shares entitled to vote on that matter, rather than the affirmative vote otherwise required by the TBCA.

                                 ARTICLE EIGHT

I. Limitation of Liability. In addition to any other limitation of liability for directors provided for at law (including the TBCA), the Articles of Incorporation or the Bylaws, no director of this corporation shall be personally liable to the corporation or any of its shareholders for monetary damages for an act or omission in the director's capacity as a director, except that this Subsection A does not eliminate or limit the liability of a director to the extent the director is found liable for: (i) a breach of the director's duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the director to the corporation or an act or omission that involves intentional misconduct or a knowing violation of the law; (iii) a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute. Neither the amendment nor repeal of this Section I, nor the adoption of any provisions of the Articles of Incorporation of this corporation inconsistent with this Section I, shall eliminate or reduce the effect of this Section I in respect of any matter occurring, or any cause of action, suit or claim that, but for this Section I, would accrue or arise, prior to such amendment, repeal or adoption of any inconsistent provision. If, after approval of this Section I, the TBCA, the Texas Miscellaneous Corporation Laws Act (the "TMCLA") or any other laws of the State of Texas are enacted or amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this corporation shall be eliminated or limited to the fullest extent permitted by such laws as so enacted or amended from time to time.


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

II. Indemnification.

         A. The corporation shall indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director to the fullest extent and manner permissible under the TBCA or applicable rules, regulations or laws.

         B. A person shall be indemnified under paragraph II.A against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the person in connection with the proceeding; but if the person is found liable to the corporation or is found liable on the basis that personal benefit was improperly received by the person, the indemnification (i) shall be limited to reasonable expenses actually incurred by the person in connection with the proceeding and (ii) shall not be made in respect of any proceeding in which the person shall have been fund liable for willful or intentional misconduct in the performance of his duty to the corporation.

         C. The mandatory indemnification provision set forth in paragraph II.A shall be deemed to constitute authorization of indemnification in the manner required by the TBCA even though this provision may not have been adopted or authorized in the same manner as the determination that indemnification is permissible.

         D. The corporation shall indemnify a director against reasonable expenses incurred by him in connection with a proceeding in which he is a named defendant or respondent because he is or was a director if he has been wholly successful, on the merits or otherwise, in the defense of the proceeding.

         E. Reasonable expenses incurred by a director who was, is, or is threatened to be made a named defendant or respondent in a proceeding shall be paid or reimbursed by the corporation in advance of the final disposition of the proceeding (and without any prior determination or authorization being first required) after (i) the corporation receives a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article Eight and the TBCA and (ii) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met that standard or if it is ultimately determined that indemnification of the director against expenses incurred by him in connection with that proceeding is prohibited by the TBCA. This mandatory payment or reimbursement provision shall be deemed to constitute authorization of that payment or reimbursement.

         F. The written undertaking required by paragraph II.E must be an unlimited general obligation of the director that need not be secured. It may be accepted without reference to financial ability to make repayment.

         G. Notwithstanding any other provision of this Article Eight, the corporation shall pay or reimburse expenses incurred by a director in connection with is appearance as a witness or other participation in a proceeding at a time when he is not a named defendant or respondent in the proceeding.

         H. An officer of the corporation shall be indemnified as, and to the same extent, provided by the TBCA and this Article Eight for a director and is entitled to indemnification to the same extent as a director. The corporation shall indemnify and advance expenses to an officer, and may indemnify and advance expenses to an employee or agent, of the corporation to the same extent that it is authorized to indemnify and advance expenses to directors under this Article Eight.

         I. The corporation may indemnify and advance expenses to persons who are not or were not officers, employees or agent of the corporation, but who are or were serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, a partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise to the same extent that it is authorized to indemnify and advance expenses to directors under this Article Eight.

         J. The corporation shall indemnify and advance expenses to an officer, and may indemnify and advance expenses to an employee, agent or person indemnified in paragraph II.I and who is not a director, to such further extent, consistent with law, as may be provided by the Articles of Incorporation of this corporation, the bylaws, general or specific action of the Board of Directors of this corporation, or contract or is permitted or required by common law.

III. Insurance or Other Arrangement. The corporation may purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee or agent of this corporation or who is or was serving at the request of this corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person, whether or not the corporation would have the power to indemnify him against that liability under this Article Eight. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the corporation.

IV. Miscellaneous.

         A. Any indemnification of or advance of expenses to a director in accordance with this Article Eight shall be reported in writing to the shareholders of this corporation with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission to shareholders of a consent to action without a meeting pursuant to the TBCA and, in any case, within the twelve month period immediately following the date of the indemnification or advance.

         B. For purposes of this Article Eight, the corporation is deemed to have requested a director to serve an employee benefit plan whenever the performance by him of his duties to the corporation also imposes duties on or otherwise involve services by him to the plan or participants or beneficiaries of the plan. Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law are deemed fines. Action taken or omitted by


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

him with respect to a employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the best interest of the participants and beneficiaries of the plan is deemed to before a purpose which is not opposed to the best interest of the corporation.

V. Definitions.

                  As used in this Article Eight the following terms shall have the following meanings:

                  The terms "corporation," "director," "expenses," and "proceeding," shall have the meanings given such terms in Art. 2.02-1 of the TBCA.

                  The term "TBCA" means the Texas Business Corporation Act as now in effect or as hereafter amended.

VI. Enforceability.

         A. This Article Eight shall be given its broadest effect and application permissible under the TBCA and other applicable law and only to such extent. If it is finally determined by a court of competent jurisdiction that this Article Eight is invalid, illegal or unenforceable in any respect or respects, it shall nevertheless be enforceable to the extent and given its broadest effect and application found by such court to be consistent with the TBCA and other applicable law.

VII. Non-Exclusive Rights.

         A. The rights of indemnification and reimbursement provided herein shall not be exclusive of any other rights to which such person may be entitled by law, agreement, general or specific action of the Board of Directors, shareholders' vote or otherwise.

                                  ARTICLE NINE

VIII. Business Combinations.

         A. The corporation shall not, directly or indirectly, enter into or engage in a business combination with an affiliated shareholder, or any affiliate or associate of such affiliated shareholder, during the three year period immediately following such affiliated shareholder's share acquisition date unless:

                  1. The business combination or the purchase or acquisition of shares of the corporation made by such affiliated shareholder on the affiliated shareholder's share acquisition date is approved by the Board of Directors of the corporation before the affiliated shareholder's share acquisition date; or

                  2. The business combination is approved, by the affirmative vote of the holders of at least two-thirds of the issued and outstanding voting shares of the corporation not beneficially owned by such affiliated shareholder or an affiliate or associate of such affiliated


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

shareholder, at a meeting of shareholders and not by written consent, duly called for that purpose not less than six months after the affiliated shareholder's share acquisition date.

         B. Paragraph I.A of this Article Nine shall not apply to:

                  1. A business combination of the corporation with an affiliated shareholder that became an affiliated shareholder inadvertently, if the affiliated shareholder:

                           a. as soon as practicable divests itself of a
sufficient number of the voting shares of the corporation so that it no longer is the beneficial owner, directly or indirectly, of twenty percent or more of the issued and outstanding voting shares of the corporation; and

                           b. would not at anytime within the three year period
preceding the announcement date of the business combination, have been an affiliated shareholder but for the inadvertent acquisition:

                  2. A business combination with affiliated shareholder or an affiliate or associate of an affiliated shareholder who became an affiliated shareholder through the transfer of shares of the corporation by will or intestate succession and continuously was such an affiliated shareholder until the announcement date of the business combination; or

                  3. A business combination of the corporation with a domestic wholly-owned subsidiary if the domestic subsidiary is not an affiliate or associate of the affiliated shareholder other than by reason of the affiliated shareholder's beneficial ownership of voting shares in the corporation.

II. Other Actions. This Article Nine shall not affect, directly or indirectly, the validity of any other action by the Board of Directors of the corporation, nor does it preclude the Board of Directors from taking other action in accordance with law, nor does the Board of Directors incur a liability for elections made or not made under this Article Nine.

III. Best Interests. In discharging the duties of director under the TCBA or otherwise, a director, in considering the best interests of the corporation, may consider the long-term as well as the short-term interests of the corporation and its shareholders, including the possibility that those interests may be best served by the continued independence of the corporation.

IV. Validity. If any provision or clause of this Article Nine or application thereof to any person or circumstance is held invalid, such invalidity shall not affect other provisions or applications of this Article Nine that can be given effect without the invalid provision or application and without being inconsistent with the intent of this Article Nine, and to this end, the provisions of this Article Nine are declared to be severable.

V. Definitions.

                  In this Article Nine:

                  "Affiliate" means a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, a specified person.


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

                  "Affiliated Shareholder" means a person, other than the corporation or a wholly-owned subsidiary of the corporation, that is the beneficial owner of twenty percent or more of the issued and outstanding voting shares of the corporation, or that, within the preceding three year period, was the beneficial owner of twenty percent or more of the then issued and outstanding voting shares of the corporation. For purposes of determining whether a person is an affiliated shareholder, the number of voting shares of the corporation considered outstanding includes shares considered beneficially owned by a Beneficial Owner, but does not include other unissued voting shares of the corporation that may be issuable pursuant to an agreement, arrangement or understanding, or upon exercise or conversion of rights, warrants, or options, or otherwise.

                  "Associate," when used to indicate a relationship with any person, means:

                  1. a corporation or organization (other than the corporation or a majority owned subsidiary of the corporation) of which such person is an officer, director or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities;

                  2. any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity; or

                  3. any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of such person or any subsidiary of such person.

                  "Beneficial Owner" means a person who, with respect to shares or similar securities:

                  1. individually, or with or through an affiliate or associate, beneficially owns the shares or similar securities, directly or indirectly;

                  2. individually, or with or through an affiliate or associate, has the right to:

                           a. acquire the shares or similar securities, whether
the right may be exercised immediately or only after the passage of time, pursuant to an agreement, arrangement, or understanding, whether or not in writing, or upon the exercise of conversion rights, exchange rights, warrants, or options, or otherwise, except that a person is not considered the beneficial owner of shares or similar securities (i) tendered pursuant to a tender or exchange offer made by the person or an affiliate or associate until the tendered shares or similar securities are accepted for purchase or exchange or
(ii) that may be subject to an agreement, arrangement, or understanding that expressly conditions the acquisition or purchase on the approval of the acquisition or purchase pursuant to Section I of this Article as long as such person has no direct or indirect rights of ownership or voting with respect to such shares until such time that such approval is obtained, at which time such person shall be considered the beneficial owner of such shares; or

                           b. vote the shares or similar securities pursuant to
an agreement, arrangement, or understanding, whether or not in writing, except that a person is not considered the beneficial owner of shares or similar securities for purposes of this subparagraph if the agreement, arrangement, or understanding to vote the shares: (i) arises solely from an immediately revocable proxy that authorizes the person named in the proxy to vote at a meeting of shareholders that has been called when the proxy is delivered or at any adjournment of the meeting, and (ii) is not then reportable on a Schedule 13D under the Securities Exchange Act of 1934 or a comparable or successor report; or

                           c. has an agreement, arrangement, or understanding,
whether or not in writing, to acquire, hold, or dispose (except pursuant to an agreement, arrangement, or understanding permitted by paragraph 2.a under the definition of "Beneficial Owner" or to vote (except under an immediately revocable proxy under paragraph 2.b under the definition of "Beneficial Owner" of this Section V) the shares or similar securities with another person who beneficially owns, or whose affiliate or associate beneficially owns, directly or indirectly, the shares or similar securities.

                  "Business combination" means:

                  6. any merger, share exchange, or conversion of the corporation or a subsidiary with:

                           a. an affiliated shareholder;

                           b. a foreign or domestic corporation or other entity
that is, or after the merger, share exchange, or conversion would be, an affiliate or associate of the affiliated shareholder; or

                           c. another domestic or foreign corporation or other
entity, if the merger, share exchange, or conversion is caused by an affiliated shareholder, or an affiliate or associate of an affiliated shareholder, and as a result of the merger, share exchange or conversion this Article does not apply to the surviving corporation or other entity;

                           d. a sale, lease, exchange, mortgage, pledge,
transfer, or other disposition, in one transaction or a series of transactions, including an allocation of assets pursuant to a merger, to or with the affiliated shareholder, or an affiliate or associate of the affiliated shareholder, of assets of the corporation or any subsidiary that:

                           e. have an aggregate market value equal to 10 percent
or more of the aggregate market value of all the assets, determined on a consolidated basis, of the corporation;

                           f. have an aggregate market value equal to 10 percent
or more of the aggregate market value of all the outstanding common stock of the corporation; or

                           g. represent 10 percent or more of the earning power
or net income, determined on a consolidated basis, or the corporation;

                           h. the issuance or transfer by the corporation or a
subsidiary to an affiliated shareholder or an affiliate or associate of the affiliated shareholder, in one transaction or a series of transactions, of shares of the corporation or a subsidiary, except by the exercise of warrants or rights to purchase shares of the corporation offered, or a share dividend paid, pro rata to all shareholders of the corporation after the affiliated shareholder's share acquisition date;

                           i. the adoption of a plan or proposal for the
liquidation or dissolution of a corporation proposed by, or pursuant to any agreement, arrangement, or understanding whether or not in writing, with an affiliated shareholder or an affiliate or associate of the affiliated shareholder.

                           j. a reclassification of securities, including a
reverse share split or a share split-up, share dividend, or other distribution of shares, a recapitalization of the corporation, a merger of the corporation with a subsidiary or pursuant to which the assets and liabilities of the corporation are allocated among two or more surviving or new domestic or foreign corporation or other entities, or any other transaction, whether or not with, into, or otherwise involving the affiliated shareholder, proposed by, or pursuant to an agreement, arrangement, or understanding, whether or not in writing, with an affiliated shareholder or an affiliate or associate of the affiliated shareholder that has the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments; or

                           k. the direct or indirect receipt by an affiliated
shareholder or an affiliate or associate of the affiliated shareholder of the benefit of a loan, advance, guarantee, pledge, or other financial assistance or a tax credit or other tax advantage provided by or through the corporation, except proportionately as a shareholder of the corporation.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of equity securities, by contract, or otherwise. A person's beneficial ownership of 10 percent or more of a person's outstanding voting shares or similar interests creates a presumption that the person has control of such other person.

                  "Person" means an individual, trust, domestic or foreign corporation or other entity, or a government, or a political subdivision, agency, or instrumentality of a government. If two or more persons act as a partnership, limited partnership, syndicate, or other group under an agreement, arrangement, or other understanding, whether or not in writing, to acquire, hold, vote, or dispose of shares of a corporation, all members of the partnership, limited partnership, syndicate, or other group are considered to be a person.

                  "Share acquisition date" means the date that a person first becomes an affiliated shareholder of the corporation.

                  "Subsidiary" means a domestic or foreign corporation or other entity of which a majority of the outstanding voting shares are owned, directly or indirectly, by the corporation.

                  "Voting share" means a share of capital stock of a corporation entitled to vote generally in the election of directors.

                                  ARTICLE TEN

         Special meetings of the shareholders of the corporation may be called by the holders of at least 25% of the issued and outstanding shares of the corporation entitled to vote at the proposed special meeting of shareholders of the corporation.

                                 ARTICLE ELEVEN

         Any action required by the TCBA to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

                                 ARTICLE TWELVE

         The Board of Directors of the corporation shall have the sole power to alter, amend or repeal the bylaws of the corporation or adopt new bylaws.

                                ARTICLE THIRTEEN

         The corporation will not commence business until it has received for the issuance of its shares consideration of the value of at least ONE THOUSAND AND NO/100 DOLLARS ($1,000.00) consisting of money paid, labor done or property actually received.

                                ARTICLE FOURTEEN

         The address of its initial registered office is: 1300 So. University Drive, Suite 200, Fort Worth, Texas 76107 and the registered agent at such address is Gerald E. Kimmel.

                                ARTICLE FIFTEEN

         The number of directors of the corporation shall be fixed form time to time by the bylaws of the corporation, and such number may from time to time be increased or decreased in such manner as may be prescribed in the bylaws. The names and addresses of the persons currently serving as directors are as follows, and such persons shall serve as directors until the annual meeting of the shareholders of the corporation or until their successors are duly elected and qualified.

         Frederick B. Hegi, Jr.             Gerald E. Kimmel
         750 North St. Paul                 1300 S. University
         Suite 1200                         Suite 200
         Dallas, Texas  75201               Fort Worth, Texas  76107

         James A. Johnson                   Richard Nevins
         750 North St. Paul                 650 California Street
         Suite 1200                         29th Floor
         Dallas, Texas  75201               San Francisco, California  94108

         William L. Estes                   Peter B. McKee
         370 Oak Trail                      1430 Waukegan Road
         Double Oak, Texas 75067            McGaw Park, Illinois 69985

Dated ___ day of________, 1999         KEVCO, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------
                                             Its Authorized Officer

                                                                       EXHIBIT B


                                   KEVCO, INC.


                             1999 STOCK OPTION PLAN


1.       Purpose.

         Kevco, Inc., a Texas corporation (herein, together with its successors, referred to as the "Company"), by means of this 1999 Stock Option Plan (the "Plan"), desires to afford certain key employees employed by, and certain persons performing services for, the Company and any direct or indirect subsidiary or parent corporation thereof now existing or hereafter formed or acquired (such corporations sometimes referred to herein as "Related Entities") who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities. Certain definitions used herein are defined in
Section 19 of this Plan.

         The stock options described in Sections 6 and 7 (the "Options"), and the shares of Common Stock (as hereinafter defined) acquired pursuant to the exercise of such Options, are a matter of separate inducement and are not in lieu of any salary or other compensation for services. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

2.       Administration.

         The Plan shall be administered by the Option Committee, or any successor thereto, of the Board of Directors of the Company (the "Board of Directors"), or by any other committee appointed by the Board of Directors to administer the Plan (the "Committee"); provided, however, that the entire Board of Directors may act as the Committee if it chooses to do so; and provided, further, that (i) for purposes of determining any Performance-Based Options (as hereinafter defined) applicable to Key Employees (as hereinafter defined) who constitute "covered employees" within the meaning of Section 162(m) of the Code, "Committee" shall mean the members of the Option Committee of the Board of Directors who qualify as "outside directors" within the meaning of Section 162(m) of the Code, and such Performance-Based Options shall be subject to ratification by unanimous approval of the members of the Board of Directors, and
(ii) if, when and for so long as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee shall be composed solely of two or more "Non-Employee Directors" as defined in Rule 16b-3, as amended ("Rule 16b-3"), promulgated thereunder; provided, however, that, alternatively, for purposes of granting Options other than Performance-Based Options hereunder, the Board of Directors may authorize such grants and may take any other action permitted pursuant to Section 162(m) of the Code, Rule 16b-3 and applicable law and regulations.

         The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two individuals. The Chairman of the Board of Directors of the Company shall be a member of the Committee at all times. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and subject to the provisions of Section 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee. Whenever the Company shall have a class of equity securities registered pursuant to
Section 12 of the Exchange Act, the Committee shall administer the Plan so as
(i) to comply at all times with the Exchange Act, and (ii) to ensure that compensation attributable to Options granted under the Plan to Key Employees who constitute "covered employees" within the meaning of Section 162(m) of the Code shall (A) meet the deduction limitation imposed by Section 162(m) of the Code, or (B) qualify as "performance-based compensation" as such term is used in
Section 162(m) of the Code and the regulations promulgated thereunder and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code.

         The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, subject to Texas law and the Company's charter and bylaws, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership on the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be less than two or, if the Company has a class of equity securities registered pursuant to
Section 12 of the Exchange Act, any other number that Rule 16b-3 or other applicable rules under Section 16(b) of the Exchange Act, Section 162(m) of the Code, or any successor or analogous rules or laws may require from time to time.

3.       Shares Available and Maximum Individual Grants.

         Subject to the adjustments provided in Section 11, the maximum aggregate number of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") in respect of which Options may be granted for all purposes under the Plan shall be 1,500,000 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of any such Option, the termination of any such Option prior to exercise, or the forfeiture of any such Option, such shares shall thereafter be available for grants under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued shares of the Common Stock, or (ii) issued shares of such Common Stock held in the Company's treasury.

         The maximum aggregate number of shares of Common Stock underlying all Options that may be granted to any single Key Employee, including any Options that may have been granted to such Key Employee as an Eligible Non-Employee (as hereinafter defined), during the Term (as hereinafter defined) of the Plan shall be 350,000 shares, subject to the adjustments provided in Section 11. For purposes of the preceding sentence, such Options that are cancelled or repriced shall continue to be counted in determining such maximum aggregate number of shares of Common Stock that may be granted to any single Key Employee, including any Options that may have been granted to such Key Employee as an Eligible Non-Employee, during the Term of the Plan.

4.       Eligibility and Bases of Participation.

         Grants of Incentive Options (as hereinafter defined) and Non-Qualified Options (as hereinafter defined) may be made under the Plan, subject to and in accordance with Section 6, to Key Employees. As used herein, the term "Key Employee" shall mean any employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who are regularly employed on a salaried basis and who are so employed on the date of such grant, whom the Committee identifies as having a direct and significant effect on the performance of the Company or any Related Entity.

         Grants of Non-Qualified Options may be made, subject to and in accordance with Section 7, to any Eligible Non-Employee. As used herein, the term "Eligible Non-Employee" shall mean any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a "Person"), that the Committee designates as eligible for a grant of Options pursuant to the Plan because such Person performs bona fide consulting, advisory, or other services for the Company or any Related Entity (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Board of Directors or the Committee determines that the Person has a direct and significant effect on the performance of the Company or any Related Entity.

         The adoption of the Plan shall not be deemed to give any Person a right to be granted any Options.

5.       Authority of Committee.

         Subject to and consistent with the express provisions of the Plan, the Code and, if applicable, Rule 16b-3 and Section 162(m) of the Code, the Committee shall have plenary authority to:

         a. determine the Key Employees and Eligible Non-Employees to whom Options shall be granted, the time when such Options shall be granted, the number of Options, the purchase price or exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part, including whether such Options shall become immediately exercisable upon the consummation of a Change of Control), the restrictions to be applicable to Options and all other terms and provisions thereof (which need not be identical);

         b. require, as a condition to the granting of any Option, that the Person receiving such Option agree not to sell or otherwise dispose of such Option, any Common Stock acquired pursuant to such Option, or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) of the Company for a period of six months following the later of (i) the date of the grant of such Option or (ii) the date when the exercise price of such Option is fixed if such exercise price is not fixed at the date of grant of such Option, or for such other period as the Committee may determine;

         c. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Board of Governors of the Federal Reserve, for the purpose of assisting the optionee in the exercise of an Option, such authority to include the payment by the Company of the commissions of the broker-dealer;

         d. provide the establishment of procedures for an optionee to exercise an Option or a portion thereof by delivering that number of shares of Common Stock already owned by such optionee and held at least six months and having an aggregate Fair Market Value which shall equal the desired Option exercise price; provided, however, that in the case of an Incentive Option, no shares shall be used to pay the exercise price under this paragraph unless (A) such shares were not acquired through the exercise of an Incentive Option, or (B) if so acquired, (x) such shares have been held for more than two years since the grant of such Incentive Option and for more than one year since the exercise of such Incentive Option (the "Holding Period"), or (y) if such shares do not meet the Holding Period, the optionee elects in writing to use such shares to pay the exercise price under this paragraph;

         e. provide (in accordance with Section 14 or otherwise) the establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option to meet the obligation of withholding for income, social security and other taxes incurred by an optionee upon such exercise or required to be withheld by the Company or a Related Entity in connection with such exercise unless, as determined by the Committee in the exercise of its discretion, such procedure is not permitted by applicable law or would result in a charge to earnings that otherwise would not have occurred;

         f. reduce the number of unvested Options granted to any employee in the event that such employee is demoted;

         g. prescribe, amend, modify and rescind rules and regulations relating to the Plan; and

         h. make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the Plan, interpret any Plan or Option provision, perform all other acts, exercise all other powers, and establish any other procedures determined by the Committee to be necessary, appropriate, or advisable in administering the Plan or for the conduct of the Committee's business.

         The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any Person to whom it has delegated duties as aforesaid may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan; provided, however, that any such delegation shall be in writing; and provided, however, that, any determination of Performance-Based Options applicable to Key Employees who constitute "covered employees" within the meaning of Section 162(m) of the Code may not be delegated to a member of the Board of Directors who, if elected to serve on the Committee, would not qualify as an "outside director" within the meaning of Section 162(m) of the Code. The Committee may employ attorneys, consultants, accountants, or other Persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. Any act of the Committee, including interpretations of the provisions of the Plan or any Option and determinations under the Plan or any Option, made in good faith, shall be final, conclusive and binding on all parties. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

6.       Stock Option Grants to Key Employees.

         Subject to the express provisions of the Plan, the Committee shall have the authority to grant incentive stock options pursuant to Section 422 of the Code ("Incentive Options"), to grant non-qualified stock options (options which do not qualify under Section 422 of the Code) ("Non-Qualified Options"), and to grant both Incentive Options and Non-Qualified Options to Key Employees. No Incentive Option shall be granted pursuant to the Plan after the earlier of ten years from the date of adoption of the Plan or ten years from the date of approval of the Plan by the shareholders of the Company. Incentive Options may be granted only to Key Employees. The terms and conditions of the Options granted under this Section 6 shall be determined from time to time by the Committee and shall be reflected in the option grant letter delivered to the Key Employee in respect thereof; provided, however, that the Options granted under this Section 6 shall be subject to all terms and provisions of the Plan (other than Section 7), including the following:

         a. Option Exercise Price. The Committee shall establish the Option exercise price at the time any Option is granted to a Key Employee at such amount as the Committee shall determine; provided, however, that, in the case of an Incentive Option, such price shall not be less than the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Option granted to a person who owns, at the time such Incentive Option is granted, shares of the Company or any Related Entity which shares represent, in the aggregate, more than 10% of the total combined voting power of all classes of shares of the Company or of any Related Entity, the option exercise price shall not be less than 110% of the Fair Market Value per share of Common Stock at the date the Option is granted. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 11 of the Plan.

         b. Payment. The price per share of Common Stock with respect to each Option exercise by a Key Employee shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including by the delivery to the Company of shares of Common Stock owned by the optionee pursuant to a procedure created pursuant to subsection 5(d) of the Plan (but, with respect to Incentive Options, subject to the limitations described in such subsection 5(d)). Shares delivered to the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

         c. Exercisability of Stock Option. At the time of grant, the Committee shall determine, subject to the provisions of subsections 6(d), (e), (f), (g) and (i) below, when and under what conditions stock options granted to Key Employees hereunder shall vest and become exercisable.

                  No Option by its terms shall be exercisable after the expiration of ten years from the date of grant of the Option, unless, as to any Non-Qualified Option, otherwise expressly provided in the option grant letter reflecting such Option; provided, however, that no Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any Related Entity, possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Related Entity, shall be exercisable after the expiration of five years from the date such Option is granted.

         d. Death. If an optionee's employment with the Company or a Related Entity terminates due to the death of such optionee, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of death unless a longer or shorter period is expressly provided in the option grant letter reflecting such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

         e. Disability. If the employment of an optionee terminates because of his or her Disability (as defined in Section 19), such optionee or his or her legal representative shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of such termination unless a longer or shorter period is expressly provided in the option grant letter reflecting such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration date of the Option), and thereafter such Option shall lapse and no longer be exercisable; provided, however, that in the case of an Incentive Option, the optionee or his or her legal representative shall in any event be required to exercise the vested portion of such Incentive Option within one year after termination of the optionee's employment due to his or her Disability.

         f. Termination for Good Cause; Voluntary Termination. Unless an optionee's Option expressly provides otherwise, such optionee shall immediately forfeit all rights under his or her Option, except as to the shares of stock already purchased thereunder, if the employment of such optionee with the Company or a Related Entity is terminated by the Company or any Related Entity for Good Cause (as defined below) or if such optionee voluntarily terminates employment without the consent of the Company or any Related Entity. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

         g. Other Termination of Employment. If the employment of an optionee with the Company or a Related Entity terminates for any reason other than those specified in subsections 6(d), (e) or (f) above, then with the approval of the Board of Directors, such optionee shall have the right to exercise the vested portion of his or her Option in accordance with its terms, within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in the option grant letter reflecting such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration date of the Option), and thereafter such Option shall lapse and no longer be exercisable; provided, that (i) no Incentive Option shall be exercisable more than three months after such termination, and (ii) the Committee may, in the exercise of its discretion, extend the exercise date of any Option upon termination of employment for a period not to exceed six months plus one day (but in no event after the expiration date of the Option) if the Committee determines that the stated exercise date will have an inequitable result under Section 16(b) of the Exchange Act.

         h. Maximum Exercise. To the extent that the aggregate Fair Market Value of Common Stock (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company and any Related Entity exceeds $100,000, such Incentive Options shall be treated as Non-Qualified Options.

         i. Continuation of Employment. Each Incentive Option shall require the optionee to remain in the continuous employ of the Company or any Related Entity from the date of grant of the Incentive Option until at least three months prior to the date of exercise of the Incentive Option.

         j. Interpretation of Plan. Any termination of employment of an optionee with the Company or any Related Entity shall in no way change or amend the Company's at-will termination policy.

7.       Stock Option Grants to Eligible Non-Employees.

         Subject to the express provisions of the Plan, the Committee shall have the authority to grant Non-Qualified Options (and not Incentive Options) to Eligible Non-Employees; provided, however, that whenever the Company has any class of equity securities registered pursuant to Section 12 of the Exchange Act, no Eligible Non-Employee then serving on the Committee (or such other committee then administering the Plan) shall be granted Options hereunder if the grant of such Options would cause such Eligible Non-Employee to no longer be a "Non-Employee Director" as set forth in Section 2 hereof. The terms and conditions of the Options granted under this Section 7 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 7 shall be subject to all terms and provisions of the Plan (other than Section 6), including the following:

         a. Option Exercise Price. The Committee shall establish the Option exercise price at the time any Non-Qualified Option is granted to an Eligible Non-Employee at such amount as the Committee shall determine. The Option exercise price shall be subject to adjustment in accordance with the provisions of
                  Section 11 of the Plan.

         b. Payment. The price per share of Common Stock with respect to each Option exercise by an Eligible Non-Employee shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including by the delivery to the Company of shares of Common Stock owned by the optionee for at least six months pursuant to a procedure created pursuant to subsection 5(d) of the Plan. Shares delivered to the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

         c. Exercisability of Stock Option. At the time of grant, the Committee shall determine, subject to the provisions of subsections 6(d), (e), (f), (g) and (i) below, when and under what conditions stock options granted to Key Employees hereunder shall vest and become exercisable.

                  No Option shall be exercisable after the expiration of ten years from the date of grant of the Option, unless otherwise expressly provided in the option grant letter reflecting such Option.

         d. Death. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee that is a natural person terminates because of his or her death, the estate of such optionee, or a Person who acquired the right to exercise the vested portion of such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms, at any time and from time to time within 180 days after the date of death unless a longer or shorter period is expressly provided in the option grant letter reflecting such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

         e. Disability. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee that is a natural person terminates because of his or her Disability, such optionee or his or her legal representative shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of the optionee's termination unless a longer or shorter period is expressly provided in the option grant letter reflecting such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration of the Option), and thereafter such Option shall lapse and no longer be exercisable.

         f. Termination for Good Cause; Voluntary Termination. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee is terminated (i) for Good Cause,
                  (ii) as a result of removal of the optionee from office as a director of the Company or of any Related Entity for cause by action of the shareholders of the Company or such Related Entity in accordance with the charter or the bylaws of the Company or such Related Entity, as applicable, and the corporate law of the jurisdiction of incorporation of the Company or such Related Entity, or (iii) as a result of the voluntary termination by such optionee of the optionee's service without the consent of the Company or any Related Entity, then such optionee shall immediately forfeit his, her or its rights under such Option except as to the shares of stock already purchased. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

         g. Other Termination of Relationship. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates for any reason other than those specified in subsections 7(d), (e) or (f) above, then with the approval of the Board of Directors, such optionee shall have the right to exercise the vested portion of his, her or its Option in accordance with its terms within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in the option grant letter reflecting such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration date of the Option), and thereafter such Option shall lapse and no longer be exercisable; provided, however, that the Committee may, in the exercise of its discretion, extend the exercise date of any Option upon termination of retention of an Eligible Non-Employee's services for a period not to exceed six months plus one day (but in no event after the expiration date of the Option) if the Committee determines that the stated exercise date will have an inequitable result under Section 16(b) of the Exchange Act.

8.       Performance-Based Options.

         The Committee, in its sole discretion, may designate and design Options granted under the Plan as Performance-Based Options, recognizing that due to the deduction limitation imposed by Section 162(m) of the Code, compensation attributable to such Options might not otherwise be tax deductible by the Company. Accordingly, Options granted under the Plan may be granted in such a manner that the compensation attributable to such Options is intended by the Committee to qualify as "performance-based compensation" as such term is used in Section 162(m) of the Code and the regulations promulgated thereunder and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Options").

         Options granted under the Plan to Key Employees who constitute "covered employees" within the meaning of Section 162(m) of the Code shall be deemed to qualify as Performance-Based Options only if:

         a. The Option exercise price is not less than the Fair Market Value per share of Common Stock at the date the Option is granted; provided, however, that in the case of an Incentive Option, such price is subject to the limitations described in subsection 6(a); provided, further, that the Option exercise price shall be subject to adjustment in accordance with the provisions of Section 11 of the Plan; or

         b. With respect to a Non-Qualified Option granted at an exercise price that is below the Fair Market Value per share of the Common Stock on the date of grant, such Option satisfies the following requirements:

                  (i) the granting or vesting of such Non-Qualified Option is subject to the achievement of a performance goal or goals based on one or more of the following performance measures (either individually or in any combination): net sales; pre-tax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in costs;

                  (ii) the Committee establishes in writing (A) the objective performance-based goals applicable to a given performance period, and (B) the individual employees or class of employees to which such performance-based goals apply no later than ninety days after the commencement of such performance period (but in no event after twenty-five percent of such performance period has elapsed);

                  (iii) no compensation attributable to Performance-Based Options will be paid to or otherwise received by a Key Employee who constitutes a "covered employee" within the meaning of Section

                           162(m) of the Code until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied;

                  (iv) after the establishment of a performance goal, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Performance-Based Options as "performance-based compensation" under
                           Section 162(m) of the Code) or increase the amount of compensation payable with respect to such Performance-Based Options upon the attainment of such performance goal; and

                  (v)      as required by the regulations promulgated under
                           Section 162(m) of the Code, the material terms of performance goals as described in subsection 8(b)(i) shall be disclosed to and reapproved by the Company's shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which the Company's shareholders previously approved such performance goals.

9.       Change of Control.

         If (i) a Change of Control shall occur, (ii) the Company shall enter into an agreement providing for a Change of Control, or (iii) any member of the Original Shareholder Group shall enter into an agreement providing for a Change of Control, then the Committee may declare any or all Options outstanding under the Plan to be exercisable in full at such time or times as the Committee shall determine, and under such conditions as the Committee shall determine, notwithstanding the express provisions of such Options. Each Option accelerated by the Committee pursuant to the preceding sentence shall terminate, notwithstanding any express provision thereof or any other provision of the Plan, on such date (not later than the stated exercise date) as the Committee shall determine.

10.      Purchase Option.

         a. Except as otherwise expressly provided in the option grant letter reflecting any particular Option, if (i) any optionee's employment (or, in the case of any Option granted under Section 7, the optionee's relationship) with the Company or a Related Entity terminates for any reason at any time or (ii) a Change of Control occurs, the Company and/or its designee(s) shall have the option (the "Purchase Option") to purchase, and if the option is exercised, the optionee (or, the optionee's assignee, or the optionee's executor or the administrator of the optionee's estate, in the event of the optionee's death, or the optionee's legal representative in the event of the optionee's incapacity (hereinafter, collectively with such optionee, the "Grantor")) shall sell to the Company and/or its assignee(s), all or any portion (at the Company's option) of the shares of Common Stock and/or Options held by the Grantor (such shares of Common Stock and Options collectively being referred to as the "Purchasable Shares").

         b. The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within one year after the earlier of the date of the termination of the optionee's employment or engagement or such Change of Control. Such notice shall state the number of Purchasable Shares to be purchased and the purchase price of such Purchasable Shares. If no notice is given within the time limit specified above, the Purchase Option shall terminate.

         c. The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Common Stock, the Fair Market Value per share as of the date of the notice of exercise of the Purchase Option times the number of shares being purchased, and in the case of any Option, the Fair Market Value per share times the number of vested shares (including by acceleration) subject to such Option which are being purchased, less the applicable per share Option exercise price. The purchase price shall be paid in cash. For purposes hereof, if the Purchase Option shall be exercised within six months after a Change of Control, the Fair Market Value shall be deemed to be that price per share of Common Stock received by members of the Original Shareholder Group as a result of such Change of Control. The closing of such purchase shall take place at the Company's principal executive offices within ten days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchaser(s) the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery, against payment of the purchase price by check of the purchaser(s). In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchaser(s) the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of, and paid to the holder of, all unpaid indebtedness or other obligation for which such Purchasable Shares are then pledged or encumbered.

         d. To assure the enforceability of the Company's rights under this Section 10, each certificate or instrument representing Common Stock or an Option held by him or it shall bear a conspicuous legend in substantially the following form:

                           "THE SHARES [REPRESENTED BY THIS CERTIFICATE] [ISSUABLE PURSUANT TO THIS AGREEMENT] ARE

                           SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 1999 STOCK OPTION PLAN AND A STOCK OPTION AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN AND OPTION AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES."

         The Company's rights under this Section 10 shall terminate upon the consummation of a Qualifying Public Offering.

11.      Adjustment of Shares.

         Except as otherwise contemplated in Section 9, and unless otherwise expressly provided in the option grant letter reflecting a particular Option, in the event that, by reason of any merger, consolidation, combination, liquidation, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, an "Adjustment Event"), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to this Plan and to any Option and the per share price or value thereof shall be appropriately and equitably adjusted by the Committee to give appropriate effect to such Adjustment Event. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code to an Incentive Option, (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code, and (iii) no adjustment shall be made under this Section 11 as a result of the issuance of shares of Common Stock for consideration in cash or in property.

         In the event the Company is not the surviving entity of an Adjustment Event and, following such Adjustment Event, any optionee will hold Options issued pursuant to the Plan which have not been exercised, cancelled, or terminated in connection therewith, the Company shall cause such Options to be assumed (or cancelled and replacement Options issued) by the surviving entity or a Related Entity. In the event of any perceived conflict between the provisions of Section 9 and this Section 11, the Committee's determinations under Section 9 shall control.

12.      Assignment or Transfer.

         Except as otherwise expressly provided in the option grant letter reflecting any Non-Qualified Option, no Option granted under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution, and during the lifetime of an optionee, Options granted to him or her hereunder shall be exercisable only by the optionee or, in the event that a legal representative has been appointed in connection with the Disability of an optionee, such legal representative.

13.      Compliance with Securities Laws.

         The Company shall not in any event be obligated to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state or foreign securities laws, to permit exercise of any Option or to issue any Common Stock in violation of the Securities Act or any applicable securities laws. Each optionee (or, in the event of his or her death or, in the event a legal representative has been appointed in connection with his or her Disability, the Person exercising the Option) shall, as a condition to his or her right to exercise any Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable securities laws.

         Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

         In the event that shares are issued to U.S. residents:

                  "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS."

         In the event that shares are issued to non-U.S. residents:

                  THE SECURITIES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF OTHER JURISDICTIONS AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, "U.S. PERSONS" (AS DEFINED IN REGULATION S

                  PROMULGATED UNDER THE SECURITIES ACT), EXCEPT IN ACCORDANCE WITH REGULATIONS UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION OF THE SECURITIES UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

         In the event that shares are issued to a party to the Stockholders Agreement (as defined).

                  THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT DATED AS OF _______________, 1999, A COPY OF WHICH MAY BE OBTAINED FROM INSLOGICHOLDING.COM CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICES.

         For all shares:

                  THE ISSUER IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS AND TO ISSUE SHARES IN MORE THAN ONE SERIES OF AT LEAST ONE CLASS. THE ISSUER WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         No legend relating to exemptions from registration under the Securities Act shall be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state or foreign securities laws.

14.      Withholding Taxes.

         By acceptance of the Option, the optionee will be deemed to (i) agree to reimburse the Company or any Related Entity by which the optionee is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of the optionee's exercise of all or a portion of the Option; (ii) authorize the Company or any Related Entity by which the optionee is employed to withhold from any cash compensation paid to the optionee or on the optionee's behalf, an amount sufficient to discharge any federal, state and local taxes imposed on the Company or the Related Entity by which the optionee is employed, and which otherwise has not been reimbursed by the optionee, in respect of the optionee's exercise of all or a portion of the Option; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the optionee is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

15.      Costs and Expenses.

         The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option nor to any employee receiving an Option.

16.      Funding of Plan.

         The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option under the Plan.

17.      Other Incentive Plans.

         The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

18.      Effect on Employment.

         Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Key Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on
(i) the Company or any Related Entity to continue the employment of any Key Employee, and (ii) any Key Employee to remain in the employ of the Company or any Related Entity.

19.      Definitions.

         In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated:

         "Adjustment Event" shall have the meaning set forth in Section 11 hereof.

         "Affiliate" shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

         "Board of Directors" shall have the meaning set forth in Section 2 hereof.

         "Change of Control" shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons as determined pursuant to Section 13(d) of the Exchange Act and the regulations and interpretations thereunder (a "Group") other than one or more members of the Original Shareholder Group, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group other than one or more members of the Original Shareholder Group of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.

         "Code" shall have the meaning set forth in Section 1 hereof.

         "Committee" shall have the meaning set forth in Section 2 hereof.

         "Common Stock" shall have the meaning set forth in Section 3 hereof.

         "Company" shall have the meaning set forth in Section 1 hereof.

         "Continuing Director" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the date of adoption of the Plan, (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election, or (iii) is a member or designee of a member of the Original Shareholder Group.

         "Disability" shall mean (i) permanent disability as defined under the appropriate provisions of the applicable long-term disability plan maintained for the benefit of employees of the Company or any Related Entity who are regularly employed on a salaried basis or (ii) if no such long-term disability plan exists, an inability to perform a participant's employment duties and responsibilities by reason of any physical or mental condition for a period of 26 consecutive weeks or a period of 26 weeks during any 12-month period in connection with the same physical or mental condition or (iii) another meaning agreed to in writing by the Committee and the optionee; provided, however, that in the case of the optionee holding an Incentive Option "disability" shall have the meaning specified in Section 22(e)(3) of the Code.

         "Eligible Non-Employee" shall have the meaning set forth in Section 4 hereof.

         "Exchange Act" shall have the meaning set forth in Section 2 hereof.

         "Fair Market Value" shall, as it relates to the Common Stock, mean the average of the high and low prices of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed or The Nasdaq Stock Market, as applicable, on the date specified herein for such a determination; or if there were no sales on such date, on the next preceding day on which there were sales; or, if such Common Stock is not listed on a national securities exchange, the last reported bid price in the over-the-counter market; or, if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in the option grant letter reflecting a particular Option, Fair Market Value shall be determined in good faith by the Committee, whose determination shall be final and binding.

         "Good Cause", with respect to any Key Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of:
         (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit;
         (C) the optionee's willful commission of material mismanagement in the conduct of his or her duties as assigned to him by the Board of Directors or the optionee's supervising officer or officers of the Company; (D) the optionee's willful failure to execute or comply with the policies of the Company or his or her stated duties as established by the Board of Directors or the optionee's supervising officer or officers of the Company, or the optionee's intentional failure to perform the optionee's stated duties; or (E) substance abuse or addiction on the part of the optionee. "Good Cause", with respect to any Eligible Non-Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's willful commission of material mismanagement in providing services to the Company or any Related Entity; (D) the optionee's willful failure to comply with the policies of the Company in providing services to the Company or any Related Entity, or the optionee's intentional failure to perform the services for which the optionee has been engaged; (E) substance abuse or addiction on the part of the optionee; or (F) the optionee's willfully making any material misrepresentation or willfully omitting to disclose any material fact to the board of directors of the Company or any Related Entity with respect to the business of the Company or any Related Entity.


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


         "Grantor" has the meaning set forth in Section 10 hereof.

         "Holding Period" shall have the meaning set forth in subsection 5(d) hereof.

         "Incentive Options" shall have the meaning set forth in Section 6 hereof.

         The term "including" when used herein shall mean "including, but not limited to".

         "Key Employee" shall have the meaning set forth in Section 4 hereof.

         "Non-Qualified Options" shall have the meaning set forth in Section 6 hereof.

         "Original Shareholder Group" shall mean Jerry E. Kimmel and Wingate Partners II, L.P., their respective Affiliates, and their respective employees, officers, partners and directors (and members of their respective families and trusts for the primary benefit of such family members).

         "Options" shall have the meaning set forth in Section 1 hereof.

         "Performance-Based Options" shall have the meaning set forth in Section 8 hereof.

         "Person" shall have the meaning set forth in Section 4 hereof.

         "Plan" shall have the meaning set forth in Section 1 hereof.

         "Purchasable Shares" shall have the meaning set forth in Section 10 hereof.

         "Purchase Option" shall have the meaning set forth in Section 10 hereof.

         "Qualifying Public Offering" shall mean a firm commitment underwritten public offering of Common Stock where the proceeds to the Company (prior to deducting any underwriters' discounts and commissions) exceed $30 million.

         "Related Entities" shall have the meaning set forth in Section 1 hereof.

         "Rule 16b-3" shall have the meaning set forth in Section 2 hereof.

         "Securities Act" shall have the meaning set forth in Section 13 hereof.

         "Term" shall have the meaning set forth in Section 21 hereof.

20.      Amendment of Plan.

         The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; provided, however, that no amendment shall be made which shall increase the total number of shares of the Common Stock which may be issued and sold pursuant to Options granted under the Plan or decrease the minimum Option exercise price in the case of an Incentive Option, or modify the provisions of the Plan relating to eligibility with respect to Incentive Options unless such amendment is


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


made by or with the approval of the shareholders. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder, without the consent or joinder of any optionee or other Person, in such manner as may be deemed necessary or appropriate by the Board of Directors in order to cause the Plan and the Options granted thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code, (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder or
(iii) to comply with Section 162(m) of the Code (or any successor section) and any regulations (including any temporary regulations) promulgated thereunder. Except as provided above, no amendment, modification, suspension or termination of the Plan shall materially impair the value of any Options previously granted under the Plan, without the consent of the holder thereof.

21.      Effective Date.

         The Plan shall be effective as of _________________, 1999, and shall be void retroactively as to any Incentive Option if not approved by the shareholders of the Company within twelve months thereafter. The Plan shall terminate on the tenth anniversary of the date of adoption of the Plan or the date of approval of the Plan by the shareholders of the Company, whichever is earlier, unless sooner terminated by the Board of Directors (the "Term").


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